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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-01424
AIM Equity Funds (Invesco Equity Funds)

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 10/31/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders	October 31, 2010

Invesco Capital Development Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Capital Development Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Capital Development Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2010, Class A shares of Invesco Capital Development Fund, at net asset value (NAV), had positive double-digit returns but underperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index. Underperformance was driven primarily by stock selection in several sectors.
     The Fund, at NAV, outperformed the broad market as represented by the S&P 500 Index, as mid-cap stocks generally outperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	21.38%

Class B Shares	20.50

Class C Shares	20.42

Class R Shares	21.08

Class Y Shares	21.63

Investor Class Shares	21.37

Institutional Class Shares	21.89

S&P 500 Index▼ (Broad Market Index)	16.54

Russell Midcap Growth Index▼ (Style-Specific Index)	28.03

Lipper Mid-Cap Growth Funds Index▼ (Peer Group Index)	26.47

▼Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process combines fundamental and quantitative analysis to uncover companies exhibiting long-term, sustainable revenue, earnings and cash flow growth that is not yet reflected by the stock’s market price.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This quantitative model is designed to identify stocks with the highest probability of meeting our team’s investment criteria. Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts.
     Our fundamental analysis focuses on identifying companies and industries with strong drivers of growth.
To accomplish this goal, we develop a fully integrated financial model to gain a more complete understanding of the financial health of each investment candidate. Additionally, our research involves due diligence of the company, which includes a detailed analysis of the strategic plans of the company’s management team. We also analyze key competitors, customers and suppliers to assess the overall attractiveness and growth potential of the industry.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by investing in sectors, industries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to minimize stock-specific risk by building a diversified portfolio.

     We consider selling a stock for any of the following reasons:
■	There is a change in fundamentals, market capitalization or deterioration in the timeliness profile.

■	The price target set at purchase has been reached.

■	The investment thesis is no longer valid.

■	Insider selling indicates potential issues.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest, and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly increases of 5.0%, 3.7%, 1.7% and 2.0% for the fourth quarter of 2009, and the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.6% nationwide as of October 2010.3
     While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks generally outperformed value stocks.4 The sectors with the highest returns in the Russell Midcap

Portfolio Composition
By sector

Information Technology	22.3%

Consumer Discretionary	20.2

Industrials	18.5

Health Care	14.8

Energy	6.7

Financials	6.7

Materials	4.3

Consumer Staples	2.5

Telecommunication Services	1.8

Utilities	1.1

Money Market Funds Plus Other Assets Less Liabilities	1.1

Total Net Assets	$823.6 million

Total Number of Holdings*	98

Top 10 Equity Holdings*

1.	Marriott International	1.8%

2.	Discover Financial Services	1.7

3.	Affiliated Managers Group, Inc.	1.7

4.	Goodrich Corp.	1.7

5.	Coach, Inc.	1.6

6.	Darden Restaurants, Inc.	1.6

7.	Concho Resources Inc.	1.5

8.	Albemarle Corp.	1.5

9.	Macy’s, Inc.	1.5

10.	Crown Holdings, Inc.	1.4
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Capital Development Fund

Growth Index included more economically sensitive sectors such as consumer discretionary, industrials and information technology (IT), as well as the telecommunication services sector. Conversely, the utilities and energy sectors had the lowest returns but were still in positive territory.
     The Fund had double-digit absolute returns, but underperformed the Russell Midcap Growth Index during the fiscal year. The Fund underperformed by the widest margin in the consumer discretionary, industrials, IT and materials sectors. Some of this underperformance was offset by outperformance in other sectors, including utilities, consumer staples and financials.
     The Fund underperformed most significantly in the consumer discretionary sector, primarily driven by stock selection. Within this sector, key detractors from performance included for-profit education services providers ITT Educational Services and Capella Education, discount department store operator J.C. Penney and casino operator MGM Resorts International. J.C. Penney was no longer held at the end of the reporting period.
     Another area of weakness for the Fund was the industrials sector, where the Fund’s holdings generally underperformed those of the Russell Midcap Growth Index. One holding that detracted from performance was engineering and construction holding Foster Wheeler, which was negatively affected as many clients delayed decisions to move forward on significant projects given the more challenging global economic conditions.
     Underperformance in the IT sector was driven by stock selection and an underweight position. Within this sector, the leading detractor from Fund performance was data center networking services provider Brocade Communications Systems. Despite underperforming in the IT sector, several holdings were among the leading contributors to performance during the fiscal year: technology services provider Cognizant Tech Solutions, network services provider Netapp and business integration and process management software maker Tibco Software.
     The Fund underperformed in the materials sector due to stock selection and an underweight position. Within this sector, one holding that detracted from performance was glass container manufacturer Owens Illinois.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the utilities sector, due to stock selection and an underweight position. One holding that contributed to performance was electric power generation plant operator KGen Power. The underweight position was a benefit as this more defensive sector was the weakest performing sector in the Russell Midcap Growth Index during the reporting period.
     Outperformance in the consumer staples sector was largely due to an underweight position in this more defensive sector.
     Outperformance in the financials sector was due to stock selection and an underweight position. Commercial real estate brokerage firm CB Richard Ellis was one of the leading contributors to performance. Investors reacted positively to news that the company benefited from increasing property sales and leasing in the U.S. and abroad.
     During the fiscal year, we increased the Fund’s exposure to more economically sensitive sectors including consumer discretionary, industrials and IT, as well as the health care sector. The largest reduction was in the energy, materials and financials sectors.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco Capital Development Fund.
1	U.S. Federal Reserve
2	Bureau of Economic Analysis
3	Bureau of Labor Statistics
4	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Paul Rasplicka
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Capital Development Fund. Mr. Rasplicka joined Invesco in 1998. He began his investment career in 1982. Mr. Rasplicka earned a B.S. in business administration from the University of Colorado and an M.B.A. from The University of Chicago.
Brent Lium
Chartered Financial Analyst, portfolio manager, is manager of Invesco Capital Development Fund. Mr. Lium joined Invesco in 2001. He earned a B.B.A. from Texas A&M University and an M.B.A. from The University of Texas at Austin.
Assisted by the Mid Cap Growth Team

5	Invesco Capital Development Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 6/17/96, index data from 6/30/96

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Capital Development Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares

Inception (6/17/96)	6.82%

10 Years	1.70

5 Years	1.29

1 Year	14.74

Class B Shares

Inception (10/1/96)	6.07%

10 Years	1.72

5 Years	1.41

1 Year	15.50

Class C Shares

Inception (8/4/97)	4.68%

10 Years	1.56

5 Years	1.67

1 Year	19.42

Class R Shares

10 Years	2.06%

5 Years	3.18

1 Year	21.08

Class Y Shares

10 Years	2.33%

5 Years	2.55

1 Year	21.63

Investor Class Shares

10 Years	2.28%

5 Years	2.43

1 Year	21.37

Institutional Class Shares

Inception (3/15/02)	4.19%

5 Years	2.94

1 Year	21.89
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on November 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (6/17/96)	6.58%

10 Years	1.09

5 Years	-0.23

1 Year	5.66

Class B Shares

Inception (10/1/96)	5.83%

10 Years	1.11

5 Years	-0.13

1 Year	5.93

Class C Shares

Inception (8/4/97)	4.42%

10 Years	0.95

5 Years	0.16

1 Year	10.04

Class R Shares

10 Years	1.45%

5 Years	0.64

1 Year	11.52

Class Y Shares

10 Years	1.71%

5 Years	1.00

1 Year	12.11

Investor Class Shares

10 Years	1.67%

5 Years	0.91

1 Year	11.82

Institutional Class Shares

Inception (3/15/02)	3.78%

5 Years	1.39

1 Year	12.33
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.45%, 2.20%, 2.20%, 1.70%, 1.20%, 1.45% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.      Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Capital Development Fund

Invesco Capital Development Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	The prices of IPO securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACDAX
Class B Shares	ACDBX
Class C Shares	ACDCX
Class R Shares	ACDRX
Class Y Shares	ACDYX
Investor Class Shares	ACDIX
Institutional Class Shares	ACDVX

8	Invesco Capital Development Fund

Schedule of Investments(a)

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.89%
Aerospace & Defense–1.68%
Goodrich Corp.	168,123	$13,797,855

Air Freight & Logistics–1.85%
C.H. Robinson Worldwide, Inc.	114,975	8,103,438

UTI Worldwide, Inc.	372,220	7,154,068

		15,257,506

Apparel Retail–1.11%
American Eagle Outfitters, Inc.	568,603	9,103,334

Apparel, Accessories & Luxury Goods–1.79%
Coach, Inc.	267,226	13,361,300

Hanesbrands, Inc.(b)	56,702	1,406,210

		14,767,510

Application Software–2.78%
Autodesk, Inc.(b)	231,634	8,380,518

Citrix Systems, Inc.(b)	57,063	3,656,026

TIBCO Software Inc.(b)	564,802	10,855,495

		22,892,039

Asset Management & Custody Banks–1.70%
Affiliated Managers Group, Inc.(b)	163,155	13,967,700

Auto Parts & Equipment–1.36%
BorgWarner, Inc.(b)	199,449	11,191,083

Automotive Retail–1.17%
O’Reilly Automotive, Inc.(b)	164,789	9,640,156

Biotechnology–1.96%
Human Genome Sciences, Inc.(b)	255,927	6,879,318

United Therapeutics Corp.(b)	154,638	9,278,280

		16,157,598

Broadcasting–1.18%
Discovery Communications, Inc.–Class A(b)	217,723	9,712,623

Casinos & Gaming–2.28%
Las Vegas Sands Corp.(b)	219,170	10,055,520

MGM Resorts International(b)	794,507	8,683,961

		18,739,481

Coal & Consumable Fuels–1.14%
Alpha Natural Resources, Inc.(b)	208,089	9,399,380

Communications Equipment–1.09%
Brocade Communications Systems, Inc.(b)	335,662	2,121,384

Finisar Corp.(b)	253,449	4,311,168

Lantronix Inc.–Wts., expiring 02/09/11(c)	7,454	0

Sycamore Networks, Inc.	83,331	2,540,762

		8,973,314

Computer Storage & Peripherals–1.87%
NetApp, Inc.(b)	168,336	8,963,892

SMART Technologies Inc.–Class A (Canada)(b)	494,311	6,421,100

		15,384,992

Construction & Engineering–0.48%
Foster Wheeler AG (Switzerland)(b)	167,874	3,931,609

Construction, Farm Machinery & Heavy Trucks–2.37%
AGCO Corp.(b)	267,379	11,355,586

Bucyrus International, Inc.	120,185	8,191,810

		19,547,396

Consumer Finance–1.71%
Discover Financial Services	795,898	14,047,600

Data Processing & Outsourced Services–1.26%
Alliance Data Systems Corp.(b)(d)	170,820	10,372,190

Department Stores–2.79%
Macy’s, Inc.	517,212	12,226,891

Nordstrom, Inc.	279,623	10,768,282

		22,995,173

Education Services–1.53%
Capella Education Co.(b)	143,348	7,859,771

ITT Educational Services, Inc.(b)	73,470	4,741,019

		12,600,790

Electrical Components & Equipment–1.01%
Regal-Beloit Corp.	144,693	8,350,233

Electronic Components–1.27%
Amphenol Corp.–Class A	209,189	10,486,645

Environmental & Facilities Services–1.26%
Republic Services, Inc.	347,086	10,346,634

Health Care Equipment–3.64%
American Medical Systems Holdings, Inc.(b)	369,507	7,464,041

CareFusion Corp.(b)	346,660	8,368,372

Hologic, Inc.(b)	492,536	7,890,427

NuVasive, Inc.(b)(d)	239,033	6,262,665

		29,985,505

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Capital Development Fund

	Shares	Value

Health Care Facilities–1.88%
Brookdale Senior Living Inc.(b)	237,369	$4,457,790

Universal Health Services, Inc.–Class B	266,300	10,990,201

		15,447,991

Health Care Services–2.23%
DaVita, Inc.(b)	120,991	8,681,104

Fresenius Medical Care AG & Co. KGaA–ADR (Germany)	152,815	9,725,147

		18,406,251

Hotels, Resorts & Cruise Lines–3.60%
Ctrip.com International, Ltd.–ADR (China)(b)	197,454	10,281,430

Marriott International Inc.–Class A	393,491	14,578,841

Starwood Hotels & Resorts Worldwide, Inc.	88,879	4,811,909

		29,672,180

Household Products–1.08%
Church & Dwight Co., Inc.	135,327	8,911,283

Human Resource & Employment Services–0.86%
Robert Half International, Inc.	261,001	7,075,737

Independent Power Producers & Energy Traders–1.07%
KGEN Power Corp. (Acquired 01/12/07; Cost $12,297,138)(b)(e)	878,367	8,783,670

Industrial Machinery–3.08%
Flowserve Corp.	98,265	9,826,500

Gardner Denver Inc.	113,784	6,578,991

Kennametal Inc.	263,043	8,980,288

		25,385,779

Internet Software & Services–3.12%
Akamai Technologies, Inc.(b)	163,863	8,466,801

Baidu, Inc.–ADR (China)(b)	60,472	6,652,525

MercadoLibre Inc.(b)	23,682	1,566,091

VeriSign, Inc.(b)	258,214	8,972,936

		25,658,353

IT Consulting & Other Services–2.52%
Cognizant Technology Solutions Corp.–Class A(b)	152,230	9,923,874

Teradata Corp.(b)	275,568	10,846,356

		20,770,230

Life Sciences Tools & Services–2.03%
Life Technologies Corp.(b)	176,143	8,838,856

Pharmaceutical Product Development, Inc.	306,885	7,920,702

		16,759,558

Managed Health Care–1.85%
Aetna, Inc.	315,059	9,407,661

Aveta, Inc. (Acquired 12/21/05-02/21/06, Cost $13,947,028)(b)(e)	1,014,837	5,835,313

		15,242,974

Metal & Glass Containers–2.21%
Crown Holdings, Inc.(b)	364,256	11,725,401

Owens-Illinois, Inc.(b)	232,498	6,516,919

		18,242,320

Oil & Gas Equipment & Services–1.11%
Key Energy Services, Inc.(b)	929,454	9,155,122

Oil & Gas Exploration & Production–4.44%
Concho Resources Inc.(b)	182,748	12,549,305

Continental Resources, Inc.(b)	184,092	8,749,893

Oasis Petroleum Inc.(b)(d)	310,282	6,599,698

Pioneer Natural Resources Co.	124,267	8,673,837

		36,572,733

Packaged Foods & Meats–1.40%
Hershey Co. (The)	232,862	11,524,340

Pharmaceuticals–1.23%
Shire PLC–ADR (United Kingdom)	144,971	10,162,467

Property & Casualty Insurance–0.99%
Assured Guaranty Ltd.	426,737	8,129,340

Publishing–0.79%
McGraw-Hill Cos., Inc. (The)	172,013	6,476,289

Real Estate Services–1.32%
CB Richard Ellis Group, Inc.–Class A(b)	594,825	10,915,039

Research & Consulting Services–1.35%
IHS Inc.–Class A(b)	154,311	11,147,427

Restaurants–1.55%
Darden Restaurants, Inc.	279,230	12,763,603

Security & Alarm Services–1.01%
Corrections Corp. of America(b)	325,319	8,350,939

Semiconductor Equipment–1.34%
Lam Research Corp.(b)	148,333	6,792,168

Teradyne, Inc.(b)	374,676	4,211,358

		11,003,526

Semiconductors–3.59%
Altera Corp.	153,462	4,789,549

Avago Technologies Ltd. (Singapore)(b)	355,323	8,769,372

Broadcom Corp.–Class A	117,025	4,767,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Capital Development Fund

	Shares	Value

Semiconductors–(continued)

Cavium Networks, Inc.(b)(d)	219,147	$6,984,215

Marvell Technology Group Ltd.(b)	221,639	4,279,849

		29,590,583

Specialized Finance–1.04%
Moody’s Corp.	315,200	8,529,312

Specialty Chemicals–2.04%
Albemarle Corp.	246,496	12,356,844

LyondellBasell Industries Class A (Netherlands)(b)	165,343	4,441,113

		16,797,957

Specialty Stores–1.02%
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	273,948	8,407,464

Systems Software–2.39%
Check Point Software Technologies Ltd. (Israel)(b)	211,028	9,021,447

Rovi Corp.(b)	209,878	10,630,321

		19,651,768

Technology Distributors–1.07%
Avnet, Inc.(b)	223,735	6,662,829

Tech Data Corp.(b)	49,171	2,113,861

		8,776,690

Trading Companies & Distributors–2.35%
MSC Industrial Direct Co., Inc.–Class A	168,702	9,605,892

W.W. Grainger, Inc.	78,387	9,722,339

		19,328,231

Trucking–1.22%
J.B. Hunt Transport Services, Inc.	278,937	10,030,574

Wireless Telecommunication Services–1.83%
American Tower Corp.–Class A(b)	215,221	11,107,556

Millicom International Cellular S.A. (Luxembourg)	42,275	3,999,215

		15,106,771

Total Common Stocks & Other Equity Interests (Cost $638,117,054)		814,424,847

Money Market Funds–1.36%
Liquid Assets Portfolio–Institutional Class(f)	5,626,773	5,626,773

Premier Portfolio–Institutional Class(f)	5,626,773	5,626,773

Total Money Market Funds (Cost $11,253,546)		11,253,546

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.25% (Cost $649,370,600)		825,678,393

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.45%
Liquid Assets Portfolio–Institutional Class (Cost $20,147,941)(f)(g)	20,147,941	20,147,941

TOTAL INVESTMENTS–102.70% (Cost $669,518,541)		845,826,334

OTHER ASSETS LESS LIABILITIES–(2.70)%		(22,245,747)

NET ASSETS–100.00%		$823,580,587

Investment Abbreviations:

ADR	– American Depositary Receipt
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Non-income producing security acquired through a corporate action.
(d)	All or a portion of this security was out on loan at October 31, 2010.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2010 was $14,618,983, which represented 1.78% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1(I).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Capital Development Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $638,117,054)*	$814,424,847

Investments in affiliated money market funds, at value and cost	31,401,487

Total investments, at value (Cost $669,518,541)	845,826,334

Receivables for:
Investments sold	7,834,497

Fund shares sold	536,487

Dividends	297,355

Investment for trustee deferred compensation and retirement plans	56,168

Other assets	18,933

Total assets	854,569,774

Liabilities:
Payables for:
Investments purchased	6,545,221

Fund shares reacquired	3,012,098

Collateral upon return of securities loaned	20,147,941

Accrued fees to affiliates	942,996

Accrued other operating expenses	148,320

Trustee deferred compensation and retirement plans	192,611

Total liabilities	30,989,187

Net assets applicable to shares outstanding	$823,580,587

Net assets consist of:
Shares of beneficial interest	$951,182,410

Undistributed net investment income (loss)	(189,704)

Undistributed net realized gain (loss)	(303,720,028)

Unrealized appreciation	176,307,909

$823,580,587

Net Assets:
Class A	$586,166,373

Class B	$47,879,659

Class C	$61,285,635

Class R	$46,272,070

Class Y	$7,164,520

Investor Class	$10,420,468

Institutional Class	$64,391,862

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	38,821,731

Class B	3,670,370

Class C	4,704,600

Class R	3,135,070

Class Y	472,125

Investor Class	689,697

Institutional Class	4,028,897

Class A:
Net asset value per share	$15.10

Maximum offering price per share
(Net asset value of $15.10 divided by 94.50%)	$15.98

Class B:
Net asset value and offering price per share	$13.04

Class C:
Net asset value and offering price per share	$13.03

Class R:
Net asset value and offering price per share	$14.76

Class Y:
Net asset value and offering price per share	$15.18

Investor Class:
Net asset value and offering price per share	$15.11

Institutional Class:
Net asset value and offering price per share	$15.98

*	At October 31, 2010, securities with an aggregate value of $18,092,689 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Capital Development Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $31,597)	$7,454,660

Dividends from affiliated money market funds (includes securities lending income of $85,203)	125,546

Total investment income	7,580,206

Expenses:
Advisory fees	6,081,678

Administrative services fees	267,706

Custodian fees	20,323

Distribution fees:
Class A	1,576,117

Class B	540,919

Class C	628,542

Class R	255,947

Investor Class	25,173

Transfer agent fees — A, B, C, R, Y and Investor	2,585,423

Transfer agent fees — Institutional	83,640

Trustees’ and officers’ fees and benefits	43,628

Other	295,926

Total expenses	12,405,022

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(52,415)

Net expenses	12,352,607

Net investment income (loss)	(4,772,401)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $4,232,173)	140,532,987

Foreign currencies	80,826

140,613,813

Change in net unrealized appreciation (depreciation) of:
Investment securities	35,995,295

Foreign currencies	(69,884)

35,925,411

Net realized and unrealized gain	176,539,224

Net increase in net assets resulting from operations	$171,766,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Capital Development Fund

Statements of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(4,772,401)	$(6,632,138)

Net realized gain (loss)	140,613,813	(157,878,876)

Change in net unrealized appreciation	35,925,411	292,859,574

Net increase in net assets resulting from operations	171,766,823	128,348,560

Share transactions–net:
Class A	(183,872,881)	(105,053,794)

Class B	(19,838,802)	(23,700,708)

Class C	(11,804,760)	(11,255,419)

Class R	(12,282,714)	(6,209,786)

Class Y	269,939	2,140,537

Investor Class	(765,422)	1,908,558

Institutional Class	(46,124,103)	(7,417,609)

Net increase (decrease) in net assets resulting from share transactions	(274,418,743)	(149,588,221)

Net increase (decrease) in net assets	(102,651,920)	(21,239,661)

Net assets:
Beginning of year	926,232,507	947,472,168

End of year (includes undistributed net investment income (loss) of $(189,704) and $(204,884), respectively)	$823,580,587	$926,232,507

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Capital Development Fund, formerly AIM Capital Development Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds), formerly AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

14        Invesco Capital Development Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency

15        Invesco Capital Development Fund

fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Over $350 million	0.625%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

16        Invesco Capital Development Fund

Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $41,093.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $2,159.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $34,038 in front-end sales commissions from the sale of Class A shares and $22, $65,549 and $2,024 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17        Invesco Capital Development Fund

  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$831,207,351	$8,783,670	$5,835,313	$845,826,334

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2010, the Fund engaged in securities purchases of $42,640,628 and securities sales of $18,411,948, which resulted in net realized gains of $4,232,173.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,163.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $5,050 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

There were no ordinary income or long term capital gain distributions paid during the years ended October 31, 2010 and 2009.

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$176,059,497

Net unrealized appreciation — other investments	116

Temporary book/tax differences	(189,704)

Capital loss carryforward	(303,471,732)

Shares of beneficial interest	951,182,410

Total net assets	$823,580,587

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

18        Invesco Capital Development Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $140,700,283 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$135,517,899

October 31, 2017	167,953,833

Total capital loss carryforward	$303,471,732

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $584,734,479 and $849,540,865, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$199,395,092

Aggregate unrealized (depreciation) of investment securities	(23,335,595)

Net unrealized appreciation of investment securities	$176,059,497

Cost of investments for tax purposes is $669,766,837.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2010, undistributed net investment income (loss) was increased by $4,787,581, undistributed net realized gain (loss) was decreased by $67,348 and shares of beneficial interest decreased by $4,720,233. This reclassification had no effect on the net assets of the Fund.

19        Invesco Capital Development Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended October 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	2,961,356	$41,345,095	7,994,598	$82,635,701

Class B	298,915	3,619,133	660,751	5,934,895

Class C	547,087	6,661,457	916,277	8,184,285

Class R	1,104,325	15,108,465	1,640,469	16,542,308

Class Y	198,608	2,862,998	326,949	3,375,272

Investor Class	165,446	2,346,735	360,604	4,103,722

Institutional Class	988,527	14,526,489	1,789,050	19,402,972

Automatic conversion of Class B shares to Class A shares:
Class A	887,648	12,482,157	1,288,214	13,291,917

Class B	(1,023,716)	(12,482,157)	(1,472,900)	(13,291,917)

Reacquired:
Class A	(17,188,729)	(237,700,133)	(19,650,620)	(200,981,412)

Class B	(909,497)	(10,975,778)	(1,851,697)	(16,343,686)

Class C	(1,531,657)	(18,466,217)	(2,173,156)	(19,439,704)

Class R	(1,994,256)	(27,391,179)	(2,216,844)	(22,752,094)

Class Y	(184,761)	(2,593,059)	(112,894)	(1,234,735)

Investor Class	(222,108)	(3,112,157)	(202,875)	(2,195,164)

Institutional Class	(4,141,708)	(60,650,592)	(2,466,904)	(26,820,581)

Net increase (decrease) in share activity	(20,044,520)	$(274,418,743)	(15,170,978)	$(149,588,221)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

20        Invesco Capital Development Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Distributions				net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	gains	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/10	$12.44	$(0.06)	$2.72	$2.66	$—	$15.10	21.38%	$586,166	1.31	%(d)	1.31	%(d)	(0.47	)%(d)	68%
Year ended 10/31/09	10.62	(0.08)	1.90	1.82	—	12.44	17.14	649,013	1.44		1.44		(0.72)		94
Year ended 10/31/08	21.59	(0.10)	(8.85)	(8.95)	(2.02)	10.62	(45.35)	664,270	1.25		1.26		(0.59)		109
Year ended 10/31/07	19.73	(0.13)	3.99	3.86	(2.00)	21.59	21.13	1,511,918	1.20		1.20		(0.62)		99
Year ended 10/31/06	18.85	(0.10)	3.53	3.43	(2.55)	19.73	19.86	1,095,204	1.26		1.26		(0.52)		126

Class B
Year ended 10/31/10	10.83	(0.15)	2.36	2.21	—	13.04	20.41	47,880	2.06	(d)	2.06	(d)	(1.22	)(d)	68
Year ended 10/31/09	9.32	(0.13)	1.64	1.51	—	10.83	16.20	57,452	2.19		2.19		(1.47)		94
Year ended 10/31/08	19.33	(0.20)	(7.79)	(7.99)	(2.02)	9.32	(45.71)	74,231	2.00		2.01		(1.34)		109
Year ended 10/31/07	17.98	(0.25)	3.60	3.35	(2.00)	19.33	20.27	213,235	1.95		1.95		(1.37)		99
Year ended 10/31/06	17.51	(0.22)	3.24	3.02	(2.55)	17.98	18.92	236,175	2.01		2.01		(1.27)		126

Class C
Year ended 10/31/10	10.82	(0.15)	2.36	2.21	—	13.03	20.43	61,286	2.06	(d)	2.06	(d)	(1.22	)(d)	68
Year ended 10/31/09	9.30	(0.14)	1.66	1.52	—	10.82	16.34	61,531	2.19		2.19		(1.47)		94
Year ended 10/31/08	19.30	(0.19)	(7.79)	(7.98)	(2.02)	9.30	(45.74)	64,620	2.00		2.01		(1.34)		109
Year ended 10/31/07	17.96	(0.25)	3.59	3.34	(2.00)	19.30	20.23	151,259	1.95		1.95		(1.37)		99
Year ended 10/31/06	17.50	(0.22)	3.23	3.01	(2.55)	17.96	18.88	109,424	2.01		2.01		(1.27)		126

Class R
Year ended 10/31/10	12.19	(0.10)	2.67	2.57	—	14.76	21.08	46,272	1.56	(d)	1.56	(d)	(0.72	)(d)	68
Year ended 10/31/09	10.44	(0.10)	1.85	1.75	—	12.19	16.76	49,083	1.69		1.69		(0.97)		94
Year ended 10/31/08	21.30	(0.14)	(8.70)	(8.84)	(2.02)	10.44	(45.46)	48,027	1.50		1.51		(0.84)		109
Year ended 10/31/07	19.53	(0.18)	3.95	3.77	(2.00)	21.30	20.86	79,655	1.45		1.45		(0.87)		99
Year ended 10/31/06	18.73	(0.14)	3.49	3.35	(2.55)	19.53	19.52	22,577	1.51		1.51		(0.77)		126

Class Y
Year ended 10/31/10	12.47	(0.03)	2.74	2.71	—	15.18	21.73	7,165	1.06	(d)	1.06	(d)	(0.22	)(d)	68
Year ended 10/31/09	10.63	(0.05)	1.89	1.84	—	12.47	17.31	5,717	1.19		1.19		(0.47)		94
Year ended 10/31/08(e)	12.21	(0.00)	(1.58)	(1.58)	—	10.63	(12.94)	2,595	1.06	(f)	1.07	(f)	(0.40	)(f)	109

Investor Class
Year ended 10/31/10	12.45	(0.06)	2.72	2.66	—	15.11	21.37	10,420	1.31	(d)	1.31	(d)	(0.47	)(d)	68
Year ended 10/31/09	10.64	(0.08)	1.89	1.81	—	12.45	17.01	9,292	1.44		1.44		(0.72)		94
Year ended 10/31/08	21.60	(0.10)	(8.84)	(8.94)	(2.02)	10.64	(45.27)	6,261	1.25		1.26		(0.59)		109
Year ended 10/31/07	19.74	(0.13)	3.99	3.86	(2.00)	21.60	21.12	12,237	1.20		1.20		(0.62)		99
Year ended 10/31/06	18.87	(0.10)	3.52	3.42	(2.55)	19.74	19.78	9,866	1.26		1.26		(0.52)		126

Institutional Class
Year ended 10/31/10	13.11	0.00	2.87	2.87	—	15.98	21.89	64,392	0.84	(d)	0.84	(d)	0.01	(d)	68
Year ended 10/31/09	11.13	(0.02)	2.00	1.98	—	13.11	17.79	94,145	0.88		0.88		(0.16)		94
Year ended 10/31/08	22.42	(0.03)	(9.24)	(9.27)	(2.02)	11.13	(45.07)	87,467	0.80		0.81		(0.14)		109
Year ended 10/31/07	20.33	(0.04)	4.13	4.09	(2.00)	22.42	21.68	133,433	0.75		0.75		(0.17)		99
Year ended 10/31/06	19.27	(0.00)	3.61	3.61	(2.55)	20.33	20.43	45,017	0.76		0.76		(0.02)		126

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $630,447, $54,092, $62,854, $51,189, $6,870, $10,069 and $87,547 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 for Class Y shares.
(f)	Annualized.

21        Invesco Capital Development Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Capital Development Fund (formerly known as AIM Capital Development Fund; one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

22        Invesco Capital Development Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
A	$1,000.00	$1,014.10	$6.75	$1,018.50	$6.77	1.33%

B	1,000.00	1,010.80	10.54	1,014.72	10.56	2.08

C	1,000.00	1,010.90	10.54	1,014.72	10.56	2.08

R	1,000.00	1,013.00	8.02	1,017.24	8.03	1.58

Y	1,000.00	1,015.40	5.49	1,019.76	5.50	1.08

Investor	1,000.00	1,014.10	6.75	1,018.50	6.77	1.33

Institutional	1,000.00	1,016.50	4.32	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Capital Development Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Capital Development Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Mid-Cap Growth Funds Index.

24        Invesco Capital Development Fund

The Board noted that the performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. In response to an inquiry from the Board, Invesco Advisers indicated that much of the underperformance was concentrated in the second half of 2007 as a result of financial sector stock selection. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rates for the other mutual fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes one breakpoint and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Capital Development Fund

Trustees and Officers
The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.
			207	None

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
			N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.
			N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CDV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2010

Invesco Charter Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
      Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
      First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
      Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
      And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
      Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
      If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
      I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Charter Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
      To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
      We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
      It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
      As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Charter Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12-month period ended October 31, 2010, Invesco Charter Fund’s investment results lagged the broad market, as measured by the S&P 500 Index, as well as its style-specific benchmark, the Russell 1000 Index.
      The Fund’s relative results were largely attributable to a significant underweight in the consumer discretionary sector versus its benchmark. The Fund’s large cash weighting also acted as a drag on returns. Top contributors to the Fund’s absolute return were holdings in the industrials, information technology and financials sectors, while the largest detractor was the consumer staples sector.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	8.72%

Class B Shares*	7.86

Class C Shares*	7.91

Class R Shares*	8.36

Class S Shares*	8.80

Class Y Shares*	8.93

Institutional Class Shares*	9.13

S&P 500 Index▼ (Broad Market Index)	16.54

Russell 1000 Index▼ (Style-Specific Index)	17.67

Lipper Large-Cap Core Funds Index▼ (Peer Group Index)	14.52

▼Lipper Inc.

*Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
We seek to manage your Fund as what we term a “conservative cornerstone” – a stable foundational component within a well-diversified portfolio of assets that provides attractive upside participation during buoyant equity markets and stronger downside protection during weak equity markets. As part of a well-diversified asset allocation strategy, the Fund is intended to complement more aggressive or cyclical investment strategies.
      We conduct thorough fundamental research of companies and their businesses to gain a deeper understanding of their prospects, growth potential and return on invested capital (ROIC) characteristics. The process we use to identify potential investments for the Fund includes three phases: financial analysis, business analysis, and valuation analysis.
      Financial analysis provides insights into historical returns on invested capital, a key indicator of business quality, and historical capital allocation, a key indicator of management quality. Business analysis, which evaluates the competitive landscape and any structural or cyclical business opportunities or threats, allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s intrinsic worth. In our valuation analysis, we use three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
      We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals, or a more compelling investment opportunity exists.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional Federal Reserve accommodation. After rising through April, the major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a subnormal growth rate. Just as abruptly, however, the markets reversed course and rallied in September and October on modestly better economic news, ending the Fund’s fiscal year with double-digit gains.
      The major equity indexes garnered positive returns during the fiscal year, and all 10 sectors in the S&P 500 Index posted gains.1 More economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while less economically sensitive sectors such as health care had some of the lowest returns.

Portfolio Composition
By sector

Information Technology	16.5%

Health Care	13.5

Financials	12.5

Industrials	12.1

Consumer Staples	9.6

Energy	9.1

Consumer Discretionary	3.3

Telecommunication Services	2.3

Materials	1.3

Utilities	0.9

Money Market Funds Plus Other Assets Less Liabilities	18.9

Top 10 Equity Holdings*

1.	The Kroger Co.	3.4%

2.	The Progressive Corp.	3.2

3.	Symantec Corp.	2.7

4.	QUALCOMM, Inc.	2.5

5.	American Express Co.	2.3

6.	Vodafone Group PLC	2.3

7.	Berkshire Hathaway Inc.	2.3

8.	CVS Caremark Corp.	2.2

9.	Baker Hughes Inc.	2.2

10.	Microsoft Corp.	2.1

Total Net Assets	$5.3 billion

Total Number of Holdings*	65
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Charter Fund

      Holdings in the financials sector benefited the Fund’s relative results during the fiscal year. The largest contributor to returns was Progressive, a low cost provider of auto and specialty insurance serving private and commercial markets. Progressive is a long-term Fund holding that we purchased several years ago, as we began to see an improvement in pricing power in the auto insurance industry. At the time, however, the market had penalized the company for a new initiative to grow and retain its client base, while increasing spending on marketing and advertising. The initiative lowered near-term profits, which depressed the stock. This near-term focus was, in our view, shortsighted, and we believed the company was still a leading innovator in the auto insurance business with a solid track record of profitability, growth and returns on shareholder equity. Since we purchased the stock, investors have begun recognizing the company’s inherent value. The stock traded higher following a solid first quarter 2010, and it remained at elevated levels for much of the period.
      During the year, our information technology (IT) holdings were a source of strength for the Fund, and Agilent Technologies was one of the Fund’s leading contributors to returns. Agilent is a test and measurement company that operates in two primary markets: electronic measurement and life sciences and chemical analysis. Revenues were higher during the period, as the company noted strong demand from Asia, which offset weakness in the still sluggish U.S. and European markets.
      Detractors from results for the fiscal year were primarily concentrated in the health care and consumer staples sectors. Within health care, Boston Scientific was the largest detractor. Early in the year, the company reported disappointing earnings results due to eroding margins, and management reduced its growth outlook for 2010 as a result. In addition, sales for one of the firm’s ICD (implantable cardioverter-defibrillator) devices were halted during the period, thus weighing on the company’s shares. The halt, however, was not related to efficacy or safety, but rather due to the mishandling of an FDA application for a change in its manufacturing process. Though the issue was subsequently resolved, the controversy created by this action negatively affected the stock.
      CVS Caremark and Walgreen were also among the top detractors from results. Contrary to our expectations, during much of the year the markets experienced a lack of leadership from defensive holdings, and as such, both of these holdings did not perform as we expected during the market correction. Controversy negatively affected both drugstore chains, as a contentious dispute between the two arose over Walgreen’s decision to end its participation in CVS Caremark’s pharmacy benefit program. While the two companies ultimately reached a multiyear agreement on the issue, the details were not publicly disclosed, and the companies’ stocks suffered as a result.
      Over the year, our cash weighting fluctuated as market choppiness allowed us to buy on weakness and sell into strength. Markets rallied sharply in the first half, providing us an opportunity to take profits; however, as market volatility increased over the summer, we used the opportunity to upgrade our portfolio by investing in high quality companies that we believed were unduly punished. During the year, we increased our exposure to the consumer discretionary, energy and utilities sectors and reduced exposure to health care and IT. Our above-average cash holding benefited the Fund during the market downturn and moderated returns during the rally.
      Maintaining a conservative approach is an enduring part of our investment strategy. Amid the market volatility, we sought judicious long-term investments in high quality businesses. At the end of the year, the Fund’s largest sector weightings were in IT, health care, financials and industrials.
      Over the past several months, we witnessed a “tug of war” in the markets between strong corporate earnings and weak or erratic macroeconomic data. We believe, at some point during this time, we reached a crossroads in the current market cycle. In our view, we entered a phase in which the economy is transitioning from recovery to possible expansion, or at least economic sustainability. Historically, as part of these transitions, market leadership typically shifts from early cycle to late cycle companies where profit stability, earnings visibility and positive – albeit modest – growth are favored.
      Regardless of market conditions, our goal remains the same – to serve as a conservative cornerstone for your investment portfolio. We seek to provide upside participation with potential downside protection, so that over a full market cycle the Fund delivers attractive investment results with the potential for reduced risk. As always, we would like to thank you for your continued investment in Invesco Charter Fund.
1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ronald Sloan
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Charter Fund. Mr. Sloan joined Invesco in 1998. He began his investment career in 1971. Mr. Sloan earned both a B.S. in business administration and an M.B.A. from the University of Missouri.
Tyler Dann II
Chartered Financial Analyst, portfolio manager, is manager of Invesco Charter Fund. Mr. Dann joined Invesco in 2004. He earned a B.A. from Princeton University.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco Charter Fund. Mr. Nelson joined Invesco in 1997. He began his investment career in 1988. Mr. Nelson earned a B.A. from the University of California Santa Barbara.
Assisted by the Invesco U.S. Core Equity Team

5	Invesco Charter Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 11/26/68, index data from 11/30/68

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Charter Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares

Inception (11/26/68)	10.66%

10 Years	-1.06

5 Years	3.40

1 Year	2.77

Class B Shares

Inception (6/26/95)	6.09%

10 Years	-1.07

5 Years	3.45

1 Year	2.86

Class C Shares

Inception (8/4/97)	2.67%

10 Years	-1.22

5 Years	3.81

1 Year	6.91

Class R Shares

10 Years	-0.75%

5 Years	4.31

1 Year	8.36

Class S Shares

10 Years	-0.49%

5 Years	4.59

1 Year	8.80

Class Y Shares

10 Years	-0.45%

5 Years	4.68

1 Year	8.93

Institutional Class Shares

Inception (7/30/91)	7.69%

10 Years	-0.04

5 Years	5.05

1 Year	9.13

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
      Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
      Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (11/26/68)	10.62%

10 Years	-1.71

5 Years	2.44

1 Year	-1.23

Class B Shares

Inception (6/26/95)	5.96%

10 Years	-1.71

5 Years	2.49

1 Year	-1.32

Class C Shares

Inception (8/4/97)	2.51%

10 Years	-1.86

5 Years	2.84

1 Year	2.67

Class R Shares

10 Years	-1.39%

5 Years	3.35

1 Year	4.23

Class S Shares

10 Years	-1.14%

5 Years	3.63

1 Year	4.54

Class Y Shares

10 Years	-1.10%

5 Years	3.72

1 Year	4.75

Institutional Class Shares

Inception (7/30/91)	7.59%

10 Years	-0.69

5 Years	4.07

1 Year	4.91

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.31%, 2.06%, 2.06%, 1.56%, 1.21%, 1.06% and 0.80%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.32%, 2.07%, 2.07%, 1.57% 1.22%, 1.07% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
      Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
      The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
1	Total annual Fund operating expenses after contractual advisory fee waivers by the adviser in effect through at least February 28, 2011. See current prospectus for more information.

7	Invesco Charter Fund

Invesco Charter Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class S shares are closed to most investors. See the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Holding cash or cash equivalents may negatively affect performance.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	CHTRX
Class B Shares	BCHTX
Class C Shares	CHTCX
Class R Shares	CHRRX
Class S Shares	CHRSX
Class Y Shares	CHTYX
Institutional Class Shares	CHTVX

8	Invesco Charter Fund

Schedule of Investments(a)

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–80.74%
Aerospace & Defense–4.94%
ITT Corp.	1,958,906	$92,440,774

Lockheed Martin Corp.	758,321	54,060,704

Northrop Grumman Corp.	1,422,121	89,892,269

United Technologies Corp.	337,187	25,211,472

		261,605,219

Agricultural Products–1.06%
Archer-Daniels-Midland Co.	1,680,837	56,005,489

Air Freight & Logistics–0.80%
United Parcel Service, Inc.–Class B	627,288	42,241,574

Application Software–0.59%
Adobe Systems Inc.(b)	1,111,789	31,296,860

Asset Management & Custody Banks–3.12%
Legg Mason, Inc.	3,016,549	93,603,516

Northern Trust Corp.	1,440,000	71,467,200

		165,070,716

Biotechnology–1.83%
Genzyme Corp.(b)	419,436	30,253,919

Gilead Sciences, Inc.(b)	1,675,904	66,483,111

		96,737,030

Cable & Satellite–1.00%
Comcast Corp.–Class A	2,579,156	53,079,031

Communications Equipment–6.40%
Cisco Systems, Inc.(b)	1,793,774	40,951,860

Motorola, Inc.(b)	11,458,484	93,386,645

Nokia Corp.–ADR (Finland)	6,816,303	72,798,116

QUALCOMM, Inc.	2,930,030	132,232,254

		339,368,875

Consumer Finance–2.36%
American Express Co.	3,017,199	125,093,071

Data Processing & Outsourced Services–0.87%
Automatic Data Processing, Inc.	1,042,205	46,294,746

Department Stores–0.66%
Macy’s, Inc.	1,487,668	35,168,472

Diversified Banks–0.63%
U.S. Bancorp	1,386,938	33,536,161

Drug Retail–2.73%
CVS Caremark Corp.	3,881,086	116,898,310

Walgreen Co.	819,721	27,772,148

		144,670,458

Electric Utilities–0.87%
Edison International	675,000	24,907,500

Exelon Corp.	525,000	21,430,500

		46,338,000

Electrical Components & Equipment–0.48%
Emerson Electric Co.	463,568	25,449,883

Electronic Equipment & Instruments–1.14%
Agilent Technologies, Inc.(b)	1,736,584	60,433,123

Electronic Manufacturing Services–1.25%
Tyco Electronics Ltd. (Switzerland)	2,095,412	66,382,652

Environmental & Facilities Services–1.22%
Waste Management, Inc.	1,806,052	64,512,177

Food Retail–3.37%
Kroger Co. (The)	8,127,769	178,810,918

Health Care Equipment–3.60%
Baxter International Inc.	1,174,582	59,786,224

Boston Scientific Corp.(b)	13,137,993	83,820,395

Covidien PLC (Ireland)	1,183,028	47,167,327

		190,773,946

Heavy Electrical Equipment–0.45%
ABB Ltd.–ADR (Switzerland)(b)	1,156,905	23,936,364

Home Improvement Retail–1.63%
Lowe’s Cos., Inc.	4,046,418	86,310,096

Hypermarkets & Super Centers–1.24%
Wal-Mart Stores, Inc.	1,214,984	65,815,683

Industrial Conglomerates–1.99%
General Electric Co.	1,492,095	23,903,362

Tyco International Ltd.	2,125,482	81,363,451

		105,266,813

Industrial Gases–1.32%
Air Products & Chemicals, Inc.	821,052	69,764,788

Industrial Machinery–0.69%
Illinois Tool Works Inc.	800,000	36,560,000

Insurance Brokers–0.92%
Marsh & McLennan Cos., Inc.	1,960,328	48,968,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Charter Fund

	Shares	Value

Integrated Oil & Gas–0.92%
ConocoPhillips	425,017	$25,246,010

Exxon Mobil Corp.	350,936	23,326,716

		48,572,726

Life Sciences Tools & Services–1.44%
Thermo Fisher Scientific, Inc.(b)	1,482,360	76,222,951

Managed Health Care–1.54%
WellPoint Inc.(b)	1,504,154	81,735,728

Oil & Gas Equipment & Services–3.13%
Baker Hughes Inc.	2,495,810	115,630,877

Schlumberger Ltd.	717,186	50,124,130

		165,755,007

Oil & Gas Exploration & Production–1.97%
Apache Corp.	1,035,347	104,590,754

Oil & Gas Refining & Marketing–1.10%
Valero Energy Corp.	3,250,000	58,337,500

Oil & Gas Storage & Transportation–1.89%
Williams Cos., Inc. (The)	4,649,900	100,065,848

Packaged Foods & Meats–0.98%
Kraft Foods Inc.–Class A	1,610,273	51,963,510

Pharmaceuticals–5.10%
Johnson & Johnson	661,901	42,143,237

Pfizer Inc.	4,400,000	76,560,000

Roche Holding AG (Switzerland)	643,015	94,407,303

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	1,096,504	56,908,557

		270,019,097

Property & Casualty Insurance–5.44%
Berkshire Hathaway Inc.–Class A(b)	1,008	120,254,400

Progressive Corp. (The)	7,942,435	168,061,925

		288,316,325

Railroads–1.51%
Union Pacific Corp.	912,855	80,039,126

Semiconductors–1.33%
Intel Corp.	1,064,881	21,372,161

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	24,005,019	49,309,885

		70,682,046

Systems Software–4.96%
CA, Inc.	141,274	3,278,969

Microsoft Corp.	4,313,381	114,908,470

Symantec Corp.(b)	8,953,981	144,875,413

		263,062,852

Wireless Telecommunication Services–2.27%
Vodafone Group PLC (United Kingdom)	44,247,223	120,419,107

Total Common Stocks & Other Equity Interests (Cost $4,055,221,747)		4,279,273,715

Preferred Stocks–0.37%
Household Products–0.26%
Henkel AG & Co. KGaA(Germany)–Pfd.	232,000	13,687,350

Oil & Gas Exploration & Production–0.11%
Apache Corp. Series D 6.00% Conv. Pfd.(c)	95,000	5,575,313

Total Preferred Stocks (Cost $17,751,033)		19,262,663

Money Market Funds–18.75%
Liquid Assets Portfolio–Institutional Class(d)	496,844,137	496,844,137

Premier Portfolio–Institutional Class(d)	496,844,137	496,844,137

Total Money Market Funds (Cost $993,688,274)		993,688,274

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.86% (Cost $5,066,661,054)		5,292,224,652

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.03%
Liquid Assets Portfolio–Institutional Class(d)(e) (Cost $1,844,500)	1,844,500	1,844,500

TOTAL INVESTMENTS–99.89% (Cost $5,068,505,554)		5,294,069,152

OTHER ASSETS LESS LIABILITIES–0.11%		5,801,350

NET ASSETS–100.00%		$5,299,870,502

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2010.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Charter Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $4,072,972,780)*	$4,298,536,378

Investments in affiliated money market funds, at value and cost	995,532,774

Total investments, at value (Cost $5,068,505,554)	5,294,069,152

Foreign currencies, at value (Cost $1,796,191)	1,883,299

Receivables for:
Investments sold	12,276,233

Fund shares sold	4,993,247

Dividends	4,571,810

Investment for trustee deferred compensation and retirement plans	423,357

Other assets	69,011

Total assets	5,318,286,109

Liabilities:
Payables for:
Fund shares reacquired	8,113,661

Foreign currency contracts outstanding	2,002,111

Collateral upon return of securities loaned	1,844,500

Accrued fees to affiliates	4,394,576

Accrued other operating expenses	489,143

Trustee deferred compensation and retirement plans	1,571,616

Total liabilities	18,415,607

Net assets applicable to shares outstanding	$5,299,870,502

Net assets consist of:
Shares of beneficial interest	$5,337,098,699

Undistributed net investment income	20,105,544

Undistributed net realized gain (loss)	(281,027,128)

Unrealized appreciation	223,693,387

$5,299,870,502

Net Assets:
Class A	$4,027,295,934

Class B	$211,104,742

Class C	$245,756,610

Class R	$57,003,151

Class S	$19,916,245

Class Y	$167,169,981

Institutional Class	$571,623,839

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	263,279,445

Class B	14,370,676

Class C	16,687,091

Class R	3,754,474

Class S	1,300,809

Class Y	10,881,054

Institutional Class	36,253,022

Class A:
Net asset value per share	$15.30

Maximum offering price per share (Net asset value of $15.30 divided by 94.50%)	$16.19

Class B:
Net asset value and offering price per share	$14.69

Class C:
Net asset value and offering price per share	$14.73

Class R:
Net asset value and offering price per share	$15.18

Class S:
Net asset value and offering price per share	$15.31

Class Y:
Net asset value and offering price per share	$15.36

Institutional Class:
Net asset value and offering price per share	$15.77

*	At October 31, 2010, securities with an aggregate value of $1,804,200 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Charter Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $1,927,134)	$76,993,427

Dividends from affiliated money market funds (includes securities lending income of $559,096)	1,694,094

Interest	4,114,129

Total investment income	82,801,650

Expenses:
Advisory fees	32,813,046

Administrative services fees	666,243

Custodian fees	299,756

Distribution fees:
Class A	10,242,410

Class B	2,505,660

Class C	2,457,124

Class R	223,667

Class S	23,210

Transfer agent fees — A, B, C, R, S and Y	12,256,167

Transfer agent fees — Institutional	376,029

Trustees’ and officers’ fees and benefits	155,057

Other	927,567

Total expenses	62,945,936

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(2,077,077)

Net expenses	60,868,859

Net investment income	21,932,791

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(9,726,078))	164,097,683

Foreign currencies	(201,646)

Foreign currency contracts	4,114,216

168,010,253

Change in net unrealized appreciation (depreciation) of:
Investment securities	228,421,083

Foreign currencies	92,496

Foreign currency contracts	(1,636,966)

226,876,613

Net realized and unrealized gain	394,886,866

Net increase in net assets resulting from operations	$416,819,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Charter Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$21,932,791	$29,410,435

Net realized gain (loss)	168,010,253	(242,811,850)

Change in net unrealized appreciation	226,876,613	824,266,666

Net increase in net assets resulting from operations	416,819,657	610,865,251

Distributions to shareholders from net investment income:
Class A	(25,440,826)	(42,646,561)

Class R	(147,321)	(83,991)

Class S	(44,845)	—

Class Y	(541,375)	(128,113)

Institutional Class	(3,373,002)	(3,585,822)

Total distributions from net investment income	(29,547,369)	(46,444,487)

Share transactions–net:
Class A	(194,784,810)	(5,140,295)

Class B	(91,376,929)	(135,824,126)

Class C	1,257,722	19,465,122

Class R	29,187,922	14,361,118

Class S	18,011,782	1,418,651

Class Y	91,078,950	53,730,122

Institutional Class	210,567,768	93,503,019

Net increase in net assets resulting from share transactions	63,942,405	41,513,611

Net increase in net assets	451,214,693	605,934,375

Net assets:
Beginning of year	4,848,655,809	4,242,721,434

End of year (includes undistributed net investment income of $20,105,544 and $27,921,767, respectively)	$5,299,870,502	$4,848,655,809

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Charter Fund, formerly AIM Charter Fund (the “Fund”), is a series portfolio of AIM Equity Funds (Invesco Equity Funds), formerly AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class S, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        Invesco Charter Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE.
Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14        Invesco Charter Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Charter Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.80%

Over $150 million	0.625%

  Through December 31, 2012, the Adviser has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $150 million	0.75%

Next $4.85 billion	0.615%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.90%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $2,015,633.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $11,527.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Class S shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance

16        Invesco Charter Fund

to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $258,306 in front-end sales commissions from the sale of Class A shares and $4,408, $313,733 and $19,168 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$5,239,183,955	$54,885,197	$—	$5,294,069,152

Foreign Currency Contracts*	—	(2,002,111)	—	(2,002,111)

Total Investments	$5,239,183,955	$52,883,086	$—	$5,292,067,041

*	Unrealized appreciation (depreciation)

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$-0-	$(2,002,111)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended October 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss)
on Statement of Operations
Foreign Currency Contracts*

Realized Gain (Loss)
Currency risk	$4,114,216

Change in Unrealized Appreciation (Depreciation)
Currency risk	(1,636,966)

Total	$2,477,250

*	The average value of foreign currency contracts during the period was $52,107,602.

17        Invesco Charter Fund

Open Foreign Currency Contracts							Unrealized
Settlement		Contract to					Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

12/03/2010	Citibank Capital	GBP	35,000,000	USD	54,065,200	$56,067,311	$(2,002,111)

Currency Abbreviations:

GBP	– British Pound Sterling
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2010, the Fund engaged in securities purchases of $57,023,965 and securities sales of $61,201,810, which resulted in net realized gains (losses) of $(9,726,078).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $49,917.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $15,586 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$29,547,369	$46,444,487

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$21,655,905

Net unrealized appreciation — investments	204,841,245

Net unrealized appreciation — other investments	131,899

Temporary book/tax differences	(1,550,360)

Capital loss carryforward	(262,306,886)

Shares of beneficial interest	5,337,098,699

Total net assets	$5,299,870,502

18        Invesco Charter Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $174,972,565 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$262,306,886

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $2,072,857,826 and $2,171,303,415, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$524,289,354

Aggregate unrealized (depreciation) of investment securities	(319,448,109)

Net unrealized appreciation of investment securities	$204,841,245

Cost of investments for tax purposes is $5,089,227,907.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2010, undistributed net investment income (loss) was decreased by $201,645, undistributed net realized gain (loss) was increased by $558,285,580 and shares of beneficial interest decreased by $558,083,935. This reclassification had no effect on the net assets of the Fund.

19        Invesco Charter Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended October 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	34,149,332	$510,485,029	45,315,581	$551,757,661

Class B	1,399,875	20,212,011	2,568,186	29,551,430

Class C	3,370,978	48,862,008	4,694,155	55,561,441

Class R	3,155,344	46,578,314	1,508,237	18,729,493

Class S(b)	1,291,781	19,337,328	98,171	1,418,651

Class Y	8,532,661	130,070,744	5,094,091	64,488,127

Institutional Class	18,337,266	280,786,415	9,726,356	132,832,528

Issued as reinvestment of dividends:
Class A	1,577,828	23,399,187	3,495,112	39,529,675

Class R	9,986	147,296	7,359	82,940

Class S(b)	2,997	44,419	—	—

Class Y	32,273	479,572	11,230	127,124

Institutional Class	206,179	3,138,052	299,989	3,476,848

Automatic conversion of Class B shares to Class A shares:
Class A	4,792,275	71,964,159	9,587,274	113,267,854

Class B	(4,974,156)	(71,964,159)	(9,924,621)	(113,267,854)

Reacquired:
Class A	(53,706,198)	(800,633,185)	(59,185,017)	(709,695,485)

Class B	(2,758,135)	(39,624,781)	(4,606,356)	(52,107,702)

Class C	(3,299,244)	(47,604,286)	(3,135,432)	(36,096,319)

Class R	(1,193,942)	(17,537,688)	(355,608)	(4,451,315)

Class S(b)	(92,140)	(1,369,965)	—	—

Class Y	(2,626,554)	(39,471,366)	(918,694)	(10,885,129)

Institutional Class	(4,800,560)	(73,356,699)	(3,300,035)	(42,806,357)

Net increase in share activity	3,407,846	$63,942,405	979,978	$41,513,611

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class S shares commenced on September 25, 2009.

Effective November 30, 2010, all Invesco funds closed their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

20        Invesco Charter Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on			Dividends					net assets		assets without		investment
	value,	investment	securities (both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)		operations	income	of period	Return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/10	$14.16	$0.07	$1.16	(e)	$1.23	$(0.09)	$15.30	8.72	%(e)	$4,027,296	1.14	%(d)	1.18	%(d)	0.45	%(d)	48%
Year ended 10/31/09	12.46	0.09	1.76	(e)	1.85	(0.15)	14.16	15.19	(e)	3,915,161	1.26		1.29		0.76		32
Year ended 10/31/08	17.30	0.14	(4.76)		(4.62)	(0.22)	12.46	(27.00)		3,454,370	1.19		1.23		0.88		38
Year ended 10/31/07	14.96	0.20	2.25	(e)	2.45	(0.11)	17.30	16.44	(e)	5,005,716	1.16		1.19		1.25		39
Year ended 10/31/06	12.85	0.13	2.10		2.23	(0.12)	14.96	17.49		4,812,619	1.26		1.27		0.93		51

Class B
Year ended 10/31/10	13.62	(0.04)	1.11	(e)	1.07	0.00	14.69	7.86	(e)	211,105	1.89	(d)	1.93	(d)	(0.30	)(d)	48
Year ended 10/31/09	11.91	0.00	1.71	(e)	1.71	0.00	13.62	14.36	(e)	281,911	2.01		2.04		0.01		32
Year ended 10/31/08	16.50	0.02	(4.54)		(4.52)	(0.07)	11.91	(27.51)		388,985	1.94		1.98		0.13		38
Year ended 10/31/07	14.30	0.08	2.14	(e)	2.22	(0.02)	16.50	15.56	(e)	1,067,897	1.91		1.94		0.50		39
Year ended 10/31/06	12.27	0.02	2.02		2.04	(0.01)	14.30	16.63		1,547,422	2.01		2.02		0.18		51

Class C
Year ended 10/31/10	13.65	(0.04)	1.12	(e)	1.08	0.00	14.73	7.91	(e)	245,757	1.89	(d)	1.93	(d)	(0.30	)(d)	48
Year ended 10/31/09	11.94	0.00	1.71	(e)	1.71	0.00	13.65	14.32	(e)	226,830	2.01		2.04		0.01		32
Year ended 10/31/08	16.55	0.02	(4.56)		(4.54)	(0.07)	11.94	(27.55)		179,759	1.94		1.98		0.13		38
Year ended 10/31/07	14.34	0.08	2.15	(e)	2.23	(0.02)	16.55	15.58	(e)	272,904	1.91		1.94		0.50		39
Year ended 10/31/06	12.30	0.02	2.03		2.05	(0.01)	14.34	16.67		287,359	2.01		2.02		0.18		51

Class R
Year ended 10/31/10	14.07	0.03	1.15	(e)	1.18	(0.07)	15.18	8.43	(e)	57,003	1.39	(d)	1.43	(d)	0.20	(d)	48
Year ended 10/31/09	12.38	0.07	1.75	(e)	1.82	(0.13)	14.07	14.93	(e)	25,096	1.51		1.54		0.51		32
Year ended 10/31/08	17.18	0.10	(4.73)		(4.63)	(0.17)	12.38	(27.19)		7,717	1.44		1.48		0.63		38
Year ended 10/31/07	14.87	0.16	2.23	(e)	2.39	(0.08)	17.18	16.12	(e)	6,565	1.41		1.44		1.00		39
Year ended 10/31/06	12.77	0.09	2.10		2.19	(0.09)	14.87	17.21		5,153	1.51		1.52		0.68		51

Class S
Year ended 10/31/10	14.16	0.08	1.16	(e)	1.24	(0.09)	15.31	8.80	(e)	19,916	1.04	(d)	1.08	(d)	0.55	(d)	48
Year ended 10/31/09(f)	14.25	0.01	(0.10)		(0.09)	—	14.16	(0.63)		1,390	1.09	(g)	1.12	(g)	0.93	(g)	32

Class Y
Year ended 10/31/10	14.20	0.11	1.15	(e)	1.26	(0.10)	15.36	8.93	(e)	167,170	0.89	(d)	0.93	(d)	0.70	(d)	48
Year ended 10/31/09	12.46	0.13	1.77	(e)	1.90	(0.16)	14.20	15.54	(e)	70,187	1.01		1.04		1.01		32
Year ended 10/31/08(f)	13.94	0.01	(1.49)		(1.48)	0.00	12.46	(10.62)		9,424	0.97	(g)	1.01	(g)	1.10	(g)	38

Institutional Class
Year ended 10/31/10	14.57	0.14	1.20	(e)	1.34	(0.14)	15.77	9.20	(e)	571,624	0.71	(d)	0.75	(d)	0.88	(d)	48
Year ended 10/31/09	12.83	0.16	1.80	(e)	1.96	(0.22)	14.57	15.74	(e)	328,081	0.75		0.78		1.27		32
Year ended 10/31/08	17.81	0.20	(4.88)		(4.68)	(0.30)	12.83	(26.68)		202,467	0.76		0.80		1.31		38
Year ended 10/31/07	15.38	0.28	2.31	(e)	2.59	(0.16)	17.81	16.96	(e)	134,745	0.73		0.76		1.68		39
Year ended 10/31/06	13.22	0.20	2.16		2.36	(0.20)	15.38	18.03		123,476	0.79		0.80		1.40		51

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $4,096,964, $250,566, $245,712, $44,733, $15,473, $104,722 and $449,916 for Class A, Class B, Class C, Class R, Class S, Class Y, and Institutional Class shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2010 would have been $1.11, $1.06, $1.07, $1.10, $1.11, $1.10 and $1.15 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class, respectively and total return would have been lower. Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2009 would have been $1.57, $1.52, $1.52, $1.56, $1.58 and $1.61 for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively and total return would have been lower. Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2007 would have been $2.12, $2.01, $2.02, $2.10 and $2.18 for Class A, Class B, Class C, Class R and Institutional Class, respectively and total return would have been lower.
(f)	Commencement date of September 25, 2009 and October 3, 2008 for Class S and Class Y shares, respectively.
(g)	Annualized.

21        Invesco Charter Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Charter Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Charter Fund (formerly known as AIM Charter Fund; one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and broker, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

22        Invesco Charter Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
A	$1,000.00	$974.50	$5.67	$1,019.46	$5.80	1.14%

B	1,000.00	970.30	9.39	1,015.68	9.60	1.89

C	1,000.00	970.40	9.39	1,015.68	9.60	1.89

R	1,000.00	972.40	6.91	1,018.20	7.07	1.39

S	1,000.00	974.50	5.18	1,019.96	5.30	1.04

Y	1,000.00	975.20	4.43	1,020.72	4.53	0.89

Institutional	1,000.00	976.50	3.54	1,021.63	3.62	0.71

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Charter Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Charter Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Large-Cap Core Funds Index. The Board noted that the performance of Class A shares of the Fund was in the second quintile of its performance universe

24        Invesco Charter Fund

for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was above the performance of the Index for the one, three, and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Advisers. The Board noted that the Fund’s rate was above the effective fee rates for the other mutual funds.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive advisory fees of the Fund through December 31, 2012 and that this fee waiver includes four breakpoints based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2012. The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above, the advisory fee after fee waivers and expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes one breakpoint, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoint. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for the research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Charter Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Charter Fund

Trustees and Officers
The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.
			207	None

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
			N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.
			N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CHT-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2010

Invesco Constellation Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Constellation Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Constellation Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2010, Invesco Constellation Fund had positive returns but underperformed its style-specific index, the Russell 1000 Growth Index. Much of the Fund’s underperformance was due to stock selection in several sectors.
     The Fund, at net asset value (NAV), outperformed the broad market as represented by the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	17.55%

Class B Shares*	16.68

Class C Shares*	16.62

Class R Shares*	17.21

Class Y Shares*	17.83

Institutional Class Shares*	18.17

S&P 500 Index▼ (Broad Market Index)	16.54

Russell 1000 Growth Index▼ (Style-Specific Index)	19.65

Lipper Multi-Cap Growth Funds Index▼ (Peer Group Index)	22.30
▼	Lipper Inc.
*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify companies that generate sustainable revenue, earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations.
     We begin with a quantitative model that ranks companies based on a set of growth, quality and valuation factors. This proprietary model provides an objective approach to identifying new investment opportunities.
     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis. Importantly, we search for compelling growth companies in all areas of the market, including many sectors that are not traditionally identified as growth sectors.

Portfolio Composition
By sector

Information Technology	28.9%

Consumer Discretionary	17.1

Health Care	13.9

Industrials	13.4

Energy	7.9

Consumer Staples	7.2

Financials	6.8

Materials	1.2

Money Market Funds Plus Other Assets Less Liabilities	3.6
     Our fundamental analysis focuses on identifying industries and companies with strong fundamental drivers of high-quality growth in revenues, earnings and cash flow. Our valuation analysis focuses on identifying attractively valued stocks based on their growth potential over a two- to three-year time horizon. Our timeliness analysis employs moving average analysis and other selected factors to identify the timeliness of a stock transaction.
     We carefully construct the portfolio with a goal to minimize unnecessary risk. We seek to accomplish this goal by diversifying portfolio holdings across countries, sectors, industries and market capitalizations. Additionally, we avoid building concentrated position sizes and expect to hold numerous stocks in the portfolio. Our target holding period is two to three years for each stock.

Top 10 Equity Holdings*

1. Apple Inc.	4.4%

2. Check Point Software Technologies Ltd.	4.0

3. MasterCard, Inc.	2.8

4. UnitedHealth Group Inc.	2.7

5. Occidental Petroleum Corp.	2.5

6. Amazon.com, Inc.	2.3

7. Microsoft Corp.	2.2

8. Comcast Corp.	2.1

9. Visa Inc.	2.0

10. PepsiCo, Inc.	1.8

     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Deteriorating fundamental business prospects.
■	Declining quantitative rank.
■	Negative changes to the investment thesis.
■	Finding a more attractive opportunity.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained in a range of zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly annualized increases of 5.0%, 3.7%, 1.7% and 2.0% for the fourth quarter of 2009, and the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.6% nationwide as of October 2010.3
     While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks generally outperformed value stocks.4 The sectors with the highest returns in the Russell 1000 Growth Index included more economically sensitive sectors such as consumer discretionary,

Total Net Assets	$3.0 billion

Total Number of Holdings*	95
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	Invesco Constellation Fund

industrials and materials, as well as the telecommunication services sector. Conversely, the energy sector had the lowest returns but was still in positive territory.
     The Fund had positive returns but under-performed the Russell 1000 Growth Index. Underperformance was driven primarily by stock selection in several sectors, including health care, financials, and telecommunication services. An overweight position in the energy sector and the Fund’s cash position also detracted from performance.
     Over the course of the fiscal year, the Fund underperformed by the widest margin in the health care sector, largely due to stock selection. Two of the largest detractors within the health care sector were Gilead Sciences and Medco Health Solutions. An overweight position was also a detractor from relative performance, as the health care sector was one of the weakest performing sectors in the Russell 1000 Growth Index during the reporting period.
     Another area of weakness for the Fund during the fiscal year was the financials sector. Within this sector, underperformance was driven primarily by stock selection. Examples of holdings that detracted from performance included financial services firm JP Morgan Chase and investment banking firm Jefferies Group.
     The Fund also underperformed in the telecommunication services sector due to stock selection. Underperformance in the energy sector was primarily due to an overweight position. The Fund’s overweight position detracted from relative performance as the energy sector was one of the weakest performing sectors in the Russell 1000 Growth Index during the reporting period. One of the leading detractors from performance was offshore drilling contractor Transocean, which was negatively affected by falling demand for drilling services.
     Some of this underperformance was offset by outperformance in other sectors, including industrials and information technology (IT). The Fund outperformed by the widest margin in the industrials sector, due to stock selection and an overweight position. Examples of holdings that contributed to performance included airline holding company UAL, which merged with Continental Airlines and became United Continental Holdings, as well as railroad operator Union Pacific.
     The Fund outperformed in the IT sector due to stock selection. The leading contributor to Fund performance was Apple. Apple continued to benefit from strong consumer demand for its innovative technology products, including the iPad tablet computer as well as a new version of the iPhone. Network security software provider Checkpoint Software was also one of the leading contributors to Fund performance.
     Three of the Fund’s top five contributors to performance were consumer discretionary holdings: discount retailer Dollar Tree, online travel services seller Priceline.com and online retailer Amazon.com. An overweight position in the consumer discretionary sector also contributed to outperformance.
     During the fiscal year, the most significant changes to Fund positioning included a reduction in exposure in the IT, telecommunication services and materials sectors. Proceeds from the sale of holdings in these sectors were used to add exposure in other sectors, including industrials and health care.
     As we’ve discussed, the stock market experienced heavy volatility during the last 12 months. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco Constellation Fund.
1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics

4	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Robert Lloyd
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Constellation Fund. Mr. Lloyd joined Invesco in 2000. He earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.
Ryan Amerman
Chartered Financial Analyst, portfolio manager, is manager of Invesco Constellation Fund. Mr. Amerman joined Invesco in 1996. He earned a B.B.A. from Stephen F. Austin State University and an M.B.A. with an emphasis in finance from the University of St. Thomas.
Assisted by the Large/Multi-Cap Growth Team

5	Invesco Constellation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 4/30/76

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not.
     Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Constellation Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares

Inception (4/30/76)	11.67%

10 Years	-5.01

5 Years	-2.60

1 Year	11.06

Class B Shares

Inception (11/3/97)	0.30%

10 Years	-5.03

5 Years	-2.62

1 Year	11.68

Class C Shares

Inception (8/4/97)	-0.05%

10 Years	-5.17

5 Years	-2.23

1 Year	15.62

Class R Shares

10 Years	-4.66%

5 Years	-1.74

1 Year	17.21

Class Y Shares

10 Years	-4.42%

5 Years	-1.38

1 Year	17.83

Institutional Class Shares

Inception (4/8/92)	6.59%

10 Years	-3.98

5 Years	-0.97

1 Year	18.17

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (4/30/76)	11.52%

10 Years	-6.17

5 Years	-3.98

1 Year	2.82

Class B Shares

Inception (11/3/97)	-0.11%

10 Years	-6.19

5 Years	-4.01

1 Year	2.99

Class C Shares

Inception (8/4/97)	-0.46%

10 Years	-6.33

5 Years	-3.63

1 Year	6.94

Class R Shares

10 Years	-5.83%

5 Years	-3.14

1 Year	8.52

Class Y Shares

10 Years	-5.60%

5 Years	-2.80

1 Year	9.03

Institutional Class Shares

Inception (4/8/92)	6.31%

10 Years	-5.16

5 Years	-2.39

1 Year	9.40

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.44%, 2.19%, 2.19%, 1.69%,1.19% and 0.77% respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.45%, 2.20%, 2.20%, 1.70%, 1.20% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2012. See current prospectus for more information.

7	Invesco Constellation Fund

Invesco Constellation Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Multi-Cap Growth Funds Index is an unmanaged index considered representative of multi-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	CSTGX
Class B Shares	CSTBX
Class C Shares	CSTCX
Class R Shares	CSTRX
Class Y Shares	CSTYX
Institutional Class Shares	CSITX

8	Invesco Constellation Fund

Schedule of Investments(a)

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.36%
Aerospace & Defense–2.28%
Goodrich Corp.	259,247	$21,276,401

Rockwell Collins, Inc.	369,122	22,335,572

United Technologies Corp.	334,757	25,029,781

		68,641,754

Air Freight & Logistics–0.54%
Expeditors International of Washington, Inc.	330,058	16,291,663

Airlines–2.48%
Delta Air Lines, Inc.(b)	3,008,317	41,785,523

United Continental Holdings Inc.(b)(c)	1,129,682	32,805,966

		74,591,489

Apparel Retail–0.47%
Men’s Wearhouse, Inc. (The)	574,948	14,051,729

Apparel, Accessories & Luxury Goods–1.41%
Coach, Inc.	847,044	42,352,200

Asset Management & Custody Banks–0.38%
Ameriprise Financial, Inc.	221,599	11,454,452

Auto Parts & Equipment–1.61%
Autoliv, Inc. (Sweden)	360,029	25,670,068

Johnson Controls, Inc.	645,234	22,660,618

		48,330,686

Automobile Manufacturers–0.33%
Toyota Motor Corp. (Japan)	284,200	10,059,845

Biotechnology–3.40%
Amgen Inc.(b)	653,954	37,399,630

Gilead Sciences, Inc.(b)	1,261,527	50,044,776

Human Genome Sciences, Inc.(b)	545,365	14,659,411

		102,103,817

Broadcasting–0.79%
Scripps Networks Interactive Inc.–Class A	468,076	23,820,388

Cable & Satellite–2.11%
Comcast Corp.–Class A	3,078,890	63,363,556

Communications Equipment–2.37%
Cisco Systems, Inc.(b)	2,037,876	46,524,709

JDS Uniphase Corp.(b)	948,731	9,971,163

QUALCOMM, Inc.	327,358	14,773,667

		71,269,539

Computer Hardware–4.44%
Apple Inc.(b)	443,264	133,364,840

Computer Storage & Peripherals–0.96%
EMC Corp.(b)	1,367,940	28,740,419

Construction & Engineering–0.57%
Fluor Corp.	354,408	17,078,922

Construction, Farm Machinery & Heavy Trucks–0.39%
Komatsu Ltd. (Japan)	481,400	11,722,171

Consumer Finance–0.45%
American Express Co.	329,164	13,647,140

Data Processing & Outsourced Services–4.74%
MasterCard, Inc.–Class A	346,844	83,263,371

Visa Inc.–Class A	757,403	59,206,192

		142,469,563

Department Stores–1.44%
Kohl’s Corp.(b)	846,051	43,317,811

Diversified Banks–0.68%
Banco Bradesco S.A.–ADR (Brazil)(c)	975,514	20,290,691

Electrical Components & Equipment–1.55%
Cooper Industries PLC (Ireland)	885,930	46,440,451

Electronic Components–0.85%
Corning Inc.	1,405,637	25,695,044

Electronic Manufacturing Services–1.44%
Flextronics International Ltd. (Singapore)(b)	3,620,611	25,923,575

Tyco Electronics Ltd. (Switzerland)	549,789	17,417,315

		43,340,890

Fertilizers & Agricultural Chemicals–0.60%
Monsanto Co.	302,343	17,965,221

General Merchandise Stores–1.27%
Dollar Tree, Inc.(b)	743,227	38,134,977

Health Care Distributors–1.11%
Cardinal Health, Inc.	666,251	23,112,247

McKesson Corp.	155,010	10,227,560

		33,339,807

Health Care Equipment–0.90%
Hospira, Inc.(b)	196,300	11,675,924

Thoratec Corp.(b)	466,585	15,229,334

		26,905,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Constellation Fund

	Shares	Value

Health Care Services–1.36%
Medco Health Solutions, Inc.(b)	778,755	$40,908,000

Health Care Supplies–0.39%
DENTSPLY International Inc.	369,610	11,602,058

Home Improvement Retail–1.21%
Lowe’s Cos., Inc.	1,710,126	36,476,988

Homefurnishing Retail–0.84%
Bed Bath & Beyond Inc.(b)	577,757	25,363,532

Hotels, Resorts & Cruise Lines–0.91%
Carnival Corp.(d)	632,413	27,301,269

Household Products–1.18%
Colgate-Palmolive Co.	66,803	5,151,847

Procter & Gamble Co. (The)	478,333	30,407,629

		35,559,476

Housewares & Specialties–0.56%
Fortune Brands, Inc.	311,990	16,863,060

Hypermarkets & Super Centers–3.16%
Costco Wholesale Corp.	810,404	50,869,059

Wal-Mart Stores, Inc.	816,160	44,211,387

		95,080,446

Industrial Gases–0.58%
Praxair, Inc.	191,065	17,451,877

Industrial Machinery–3.17%
Illinois Tool Works, Inc.	476,614	21,781,260

Ingersoll-Rand PLC (Ireland)	1,348,959	53,027,578

Kennametal Inc.	602,790	20,579,251

		95,388,089

Integrated Oil & Gas–3.58%
Exxon Mobil Corp.	491,441	32,666,083

Occidental Petroleum Corp.	952,343	74,882,730

		107,548,813

Internet Retail–2.74%
Amazon.com, Inc.(b)	419,773	69,321,313

Priceline.com Inc.(b)	34,593	13,034,989

		82,356,302

Internet Software & Services–2.57%
Google Inc.–Class A(b)	81,846	50,170,780

VeriSign, Inc.(b)	783,071	27,211,717

		77,382,497

Investment Banking & Brokerage–2.41%
Goldman Sachs Group, Inc. (The)	255,156	41,067,358

Jefferies Group, Inc.(c)	1,311,297	31,379,337

		72,446,695

IT Consulting & Other Services–2.11%
Cognizant Technology Solutions Corp.–Class A(b)	164,536	10,726,102

International Business Machines Corp.	180,606	25,935,022

Teradata Corp.(b)	682,650	26,869,104

		63,530,228

Life Sciences Tools & Services–1.25%
Life Technologies Corp.(b)	290,680	14,586,322

Thermo Fisher Scientific, Inc.(b)	449,035	23,089,380

		37,675,702

Managed Health Care–2.71%
UnitedHealth Group, Inc.	2,260,148	81,478,335

Oil & Gas Equipment & Services–3.48%
Baker Hughes, Inc.	285,406	13,222,860

Cameron International Corp.(b)	645,600	28,245,000

Halliburton Co.	394,450	12,567,177

Schlumberger Ltd.	723,329	50,553,464

		104,588,501

Oil & Gas Exploration & Production–0.88%
Apache Corp.	183,417	18,528,785

EQT Corp.	213,584	7,996,585

		26,525,370

Other Diversified Financial Services–1.12%
JPMorgan Chase & Co.	894,198	33,648,671

Pharmaceuticals–2.83%
Abbott Laboratories	809,788	41,558,320

Pfizer, Inc.	1,688,509	29,380,057

Shire PLC (United Kingdom)	606,668	14,223,621

		85,161,998

Railroads–1.20%
Union Pacific Corp.	411,736	36,101,013

Regional Banks–0.46%
PNC Financial Services Group, Inc.	257,427	13,875,315

Restaurants–0.65%
Krispy Kreme Doughnuts Inc.–Wts., expiring 03/02/12(e)	19,296	2,122

McDonald’s Corp.	251,558	19,563,666

		19,565,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Constellation Fund

	Shares	Value

Semiconductor Equipment–0.38%
ASML Holding N.V. (Netherlands)	350,450	$11,526,987

Semiconductors–2.17%
Cree, Inc.(b)	552,447	28,335,007

Intel Corp.	759,959	15,252,377

PMC-Sierra, Inc.(b)	1,267,938	9,750,443

Xilinx, Inc.	443,561	11,891,870

		65,229,697

Soft Drinks–2.86%
Coca-Cola Co. (The)	511,596	31,371,067

PepsiCo, Inc.	835,622	54,566,116

		85,937,183

Specialized Consumer Services–0.35%
Coinstar, Inc.(b)(c)	183,686	10,576,640

Specialized Finance–1.26%
CME Group, Inc.	61,234	17,736,428

IntercontinentalExchange Inc.(b)	174,007	19,988,184

		37,724,612

Specialty Stores–0.35%
Dick’s Sporting Goods, Inc.(b)	369,792	10,657,406

Systems Software–6.82%
Check Point Software Technologies Ltd. (Israel)(b)	2,804,924	119,910,501

Microsoft Corp.	2,533,083	67,481,331

Oracle Corp.	600,074	17,642,176

		205,034,008

Trading Companies & Distributors–1.26%
W.W. Grainger, Inc.	304,567	37,775,445

Total Common Stocks & Other Equity Interests (Cost $2,328,659,265)		2,897,126,324

Money Market Funds–3.99%
Liquid Assets Portfolio–Institutional Class(f)	60,056,441	60,056,441

Premier Portfolio–Institutional Class(f)	60,056,441	60,056,441

Total Money Market Funds (Cost $120,112,882)		120,112,882

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.35% (Cost $2,448,772,147)		3,017,239,206

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.68%
Liquid Assets Portfolio–Institutional Class (Cost $50,615,825)(f)(g)	50,615,825	50,615,825

TOTAL INVESTMENTS–102.03% (Cost $2,499,387,972)		3,067,855,031

OTHER ASSETS LESS LIABILITIES–(2.03)%		(61,156,369)

NET ASSETS–100.00%		$3,006,698,662

Investment Abbreviations:

ADR	– American Depositary Receipt
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2010.
(d)	Each unit represents one common share with paired trust share.
(e)	Non-income producing security acquired through a corporate action.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1(I).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Constellation Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $2,328,659,265)	$2,897,126,324

Investments in affiliated money market funds, at value and cost	170,728,707

Total investments, at value (Cost $2,499,387,972)	3,067,855,031

Receivables for:
Investments sold	21,235,243

Fund shares sold	380,437

Dividends	1,522,247

Investment for trustee deferred compensation and retirement plans	523,275

Other assets	111,951

Total assets	3,091,628,184

Liabilities:
Payables for:
Investments purchased	25,468,176

Fund shares reacquired	3,559,286

Collateral upon return of securities loaned	50,615,825

Accrued fees to affiliates	3,133,569

Accrued other operating expenses	375,770

Trustee deferred compensation and retirement plans	1,776,896

Total liabilities	84,929,522

Net assets applicable to shares outstanding	$3,006,698,662

Net assets consist of:
Shares of beneficial interest	$3,805,859,976

Undistributed net investment income (loss)	(1,750,621)

Undistributed net realized gain (loss)	(1,365,885,099)

Unrealized appreciation	568,474,406

$3,006,698,662

Net Assets:
Class A	$2,712,367,646

Class B	$145,816,990

Class C	$100,595,888

Class R	$10,154,814

Class Y	$13,229,391

Institutional Class	$24,533,933

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	124,097,875

Class B	7,415,120

Class C	5,117,640

Class R	471,279

Class Y	603,471

Institutional Class	1,011,422

Class A:
Net asset value per share	$21.86

Maximum offering price per share (Net asset value of $21.86 divided by 94.50%)	$23.13

Class B:
Net asset value and offering price per share	$19.66

Class C:
Net asset value and offering price per share	$19.66

Class R:
Net asset value and offering price per share	$21.55

Class Y:
Net asset value and offering price per share	$21.92

Institutional Class:
Net asset value and offering price per share	$24.26

*	At October 31, 2010, securities with an aggregate value of $50,781,627 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Constellation Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $72,615)	$30,416,819

Dividends from affiliated money market funds (includes securities lending income of $71,746)	228,556

Interest	1,199,496

Total investment income	31,844,871

Expenses:
Advisory fees	19,080,933

Administrative services fees	590,328

Custodian fees	108,844

Distribution fees:
Class A	6,726,721

Class B	1,630,286

Class C	1,016,192

Class R	49,238

Transfer agent fees — A, B, C, R and Y	11,978,443

Transfer agent fees — Institutional	29,251

Trustees’ and officers’ fees and benefits	97,212

Other	846,337

Total expenses	42,153,785

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(601,379)

Net expenses	41,552,407

Net investment income (loss)	(9,707,535)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(2,048,287)	185,549,837

Foreign currencies	(290,939)

185,258,898

Change in net unrealized appreciation of:
Investment securities	311,978,353

Foreign currencies	146,076

312,124,429

Net realized and unrealized gain	497,383,327

Net increase in net assets resulting from operations	$487,675,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Constellation Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(9,707,535)	$11,329,685

Net realized gain (loss)	185,258,898	(1,141,201,056)

Change in net unrealized appreciation	312,124,429	1,240,356,806

Net increase in net assets resulting from operations	487,675,792	110,485,435

Distributions to shareholders from net investment income:
Class A	(9,467,668)	—

Class R	(11,753)	—

Class Y	(78,583)	—

Institutional Class	(348,963)	—

Total distributions from net investment income	(9,906,967)	—

Share transactions–net:
Class A	(399,670,957)	(366,003,872)

Class B	(59,428,172)	(101,396,228)

Class C	(16,748,246)	(16,333,710)

Class R	(274,367)	(408,646)

Class Y	(1,801,677)	6,095,856

Institutional Class	(26,003,742)	(8,704,465)

Net increase (decrease) in net assets resulting from share transactions	(503,927,161)	(486,751,065)

Net increase (decrease) in net assets	(26,158,336)	(376,265,630)

Net assets:
Beginning of year	3,032,856,998	3,409,122,628

End of year (includes undistributed net investment income (loss) of $(1,750,621) and $8,076,112, respectively)	$3,006,698,662	$3,032,856,998

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Constellation Fund, formerly AIM Constellation Fund (the “Fund”), is a series portfolio of AIM Equity Funds (Invesco Equity Funds), formerly AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued.

14        Invesco Constellation Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15        Invesco Constellation Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16        Invesco Constellation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.80%

Over $150 million	0.625%

  Through December 31, 2012, the Adviser has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $250 million	0.695%

Next $4 billion	0.615%

Next $750 million	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $534,467.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $12,617.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

17        Invesco Constellation Fund

  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $193,724 in front-end sales commissions from the sale of Class A shares and $84, $242,622, $4,368 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$3,020,322,406	$47,532,625	$—	$3,067,855,031

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2010, the Fund engaged in securities purchases of $3,523,704 and securities sales of $11,847,007, which resulted in net realized gains (losses) of $(2,048,287).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $54,295.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $10,382 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Constellation Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$9,906,967	$—

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$568,129,784

Net unrealized appreciation — other	7,347

Temporary book/tax differences	(1,750,622)

Capital loss carryforward	(1,365,547,823)

Shares of beneficial interest	3,805,859,976

Total net assets	$3,006,698,662

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $185,549,837 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2011	$222,860,251

October 31, 2017	1,142,687,572

Total capital loss carryforward	$1,365,547,823

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $1,519,745,600 and $2,085,991,269, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$614,975,640

Aggregate unrealized (depreciation) of investment securities	(46,845,856)

Net unrealized appreciation of investment securities	$568,129,784

Cost of investments for tax purposes is $2,499,725,247.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2010, undistributed net investment income (loss) was increased by $9,787,769, undistributed net realized gain (loss) was increased by $11,352,369 and shares of beneficial interest decreased by $21,140,138. This reclassification had no effect on the net assets of the Fund.

19        Invesco Constellation Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended October 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	2,637,390	$53,287,786	5,007,366	$84,243,733

Class B	707,619	12,893,913	1,125,333	17,140,171

Class C	304,237	5,544,532	481,497	7,288,076

Class R	139,423	2,787,911	139,678	2,306,317

Class Y	323,862	6,752,282	567,176	9,361,384

Institutional Class	262,551	5,857,583	486,976	9,131,705

Issued as reinvestment of dividends:
Class A	452,979	8,987,059	—	—

Class R	599	11,741	—	—

Class Y	3,760	74,635	—	—

Institutional Class	15,922	348,843	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	2,085,484	42,317,107	4,544,000	75,391,717

Class B	(2,309,704)	(42,317,105)	(5,004,535)	(75,391,717)

Reacquired:
Class A	(24,956,936)	(504,262,910)	(31,210,781)	(525,639,322)

Class B	(1,647,055)	(30,004,980)	(2,843,381)	(43,144,682)

Class C	(1,221,475)	(22,292,778)	(1,550,177)	(23,621,786)

Class R	(157,228)	(3,074,019)	(161,419)	(2,714,963)

Class Y	(419,086)	(8,628,593)	(199,592)	(3,265,528)

Institutional Class	(1,451,611)	(32,210,169)	(963,246)	(17,836,170)

Net increase (decrease) in share activity	(25,229,269)	$(503,927,161)	(29,581,105)	$(486,751,065)

   (a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

20        Invesco Constellation Fund

NOTE 12—Financial Highlights

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses)									to average		to average net		Ratio of net
	Net asset	Net	on securities			Dividends						net assets		assets without		investment
	value,	investment	(both		Total from	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and		investment	investment	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)		operations	income	Distributions	of period	Return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/10	$18.66	$(0.05)	$3.32	(d)	$3.27	$(0.07)	$(0.07)	$21.86	17.55	(d)	2,712,368	$1.32	(e)	1.34	%(e)	(0.26	)%(e)	53%
Year ended 10/31/09	17.79	0.08	0.79	(d)	0.87	—	—	18.66	4.89	(d)	2,684,240	1.42		1.44		0.44		90
Year ended 10/31/08	31.12	(0.04)	(13.29)		(13.33)	—	—	17.79	(42.83)		2,945,536	1.25		1.27		(0.16)		96
Year ended 10/31/07	25.56	(0.07)	5.63		5.56	—	—	31.12	21.75		6,145,755	1.17		1.20		(0.25)		68
Year ended 10/31/06	23.63	(0.06)	1.99		1.93	—	—	25.56	8.17		6,374,641	1.21		1.24		(0.24)		123

Class B
Year ended 10/31/10	16.85	(0.18)	2.99	(d)	2.81	0.00	0.00	19.66	16.68	(d)	145,817	2.07	(e)	2.09	(e)	(1.01	)(e)	53
Year ended 10/31/09	16.20	(0.05)	0.70	(d)	0.65	0.00	0.00	16.85	4.01	(d)	179,737	2.17		2.19		(0.31)		90
Year ended 10/31/08	28.54	(0.21)	(12.13)		(12.34)	0.00	0.00	16.20	(43.24)		281,592	2.00		2.02		(0.91)		96
Year ended 10/31/07	23.62	(0.25)	5.17		4.92	0.00	0.00	28.54	20.83		844,018	1.92		1.95		(1.00)		68
Year ended 10/31/06	22.00	(0.23)	1.85		1.62	0.00	0.00	23.62	7.36		1,008,799	1.96		1.99		(0.99)		123

Class C
Year ended 10/31/10	16.85	(0.18)	2.99	(d)	2.81	0.00	0.00	19.66	16.68	(d)	100,596	2.07	(e)	2.09	(e)	(1.01	)(e)	53
Year ended 10/31/09	16.19	(0.05)	0.71	(d)	0.66	0.00	0.00	16.85	4.08	(d)	101,671	2.17		2.19		(0.31)		90
Year ended 10/31/08	28.52	(0.21)	(12.12)		(12.33)	0.00	0.00	16.19	(43.23)		115,004	2.00		2.02		(0.91)		96
Year ended 10/31/07	23.61	(0.25)	5.16		4.91	0.00	0.00	28.52	20.80		256,377	1.92		1.95		(1.00)		68
Year ended 10/31/06	21.99	(0.23)	1.85		1.62	0.00	0.00	23.61	7.37		274,187	1.96		1.99		(0.99)		123

Class R
Year ended 10/31/10	18.40	(0.10)	3.27	(d)	3.17	(0.02)	(0.02)	21.55	17.26	(d)	10,155	1.57	(e)	1.59	(e)	(0.51	)(e)	53
Year ended 10/31/09	17.59	0.03	0.78	(d)	0.81	0.00	0.00	18.40	4.60	(d)	8,987	1.67		1.69		0.19		90
Year ended 10/31/08	30.84	(0.10)	(13.15)		(13.25)	0.00	0.00	17.59	(42.96)		8,976	1.50		1.52		(0.41)		96
Year ended 10/31/07	25.41	(0.14)	5.57		5.43	0.00	0.00	30.84	21.37		14,580	1.42		1.45		(0.50)		68
Year ended 10/31/06	23.54	(0.12)	1.99		1.87	0.00	0.00	25.41	7.94		12,982	1.46		1.49		(0.49)		123

Class Y
Year ended 10/31/10	18.71	0.00	3.32	(d)	3.32	(0.11)	(0.11)	21.92	17.83	(d)	13,229	1.07	(e)	1.09	(e)	(0.01	)(e)	53
Year ended 10/31/09	17.80	0.12	0.79	(d)	0.91	0.00	0.00	18.71	5.11	(d)	13,003	1.17		1.19		0.69		90
Year ended 10/31/08(f)	19.99	0.00	(2.19)		(2.19)	0.00	0.00	17.80	(10.96)		5,827	1.05	(g)	1.07	(g)	0.04	(g)	96

Institutional Class
Year ended 10/31/10	20.70	0.07	3.68	(d)	3.75	(0.19)	(0.19)	24.26	18.22	(d)	24,534	0.76	(e)	0.78	(e)	0.30	(e)	53
Year ended 10/31/09	19.61	0.21	0.88	(d)	1.09	—	—	20.70	5.56	(d)	45,219	0.75		0.77		1.11		90
Year ended 10/31/08	34.14	0.09	(14.62)		(14.53)	—	—	19.61	(42.56)		52,187	0.78		0.80		0.31		96
Year ended 10/31/07	27.92	0.06	6.16		6.22	—	—	34.14	22.28		115,443	0.71		0.74		0.21		68
Year ended 10/31/06	25.69	0.06	2.17		2.23	—	—	27.92	8.68		104,416	0.75		0.78		0.22		123

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2010 would have been $2.62, $2.29, $2.29, $2.57, $2.62 and $2.98 for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively and total returns would have been lower. Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2009 would have been $0.61, $0.52, $0.53, $0.60, $0.61 and $0.70 for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively and total return would have been lower.
(e)	Ratios are based on average daily net assets (000’s) of $2,690,688, $163,029, $101,619 $9,848, $13,104 and $32,661 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

21        Invesco Constellation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Constellation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Constellation Fund (formerly known as AIM Constellation Fund; one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and broker, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

22        Invesco Constellation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
A	$1,000.00	$1,027.80	$6.70	$1,018.60	$6.67	1.31%

B	1,000.00	1,024.00	10.51	1,014.82	10.46	2.06

C	1,000.00	1,024.00	10.51	1,014.82	10.46	2.06

R	1,000.00	1,029.10	5.42	1,019.86	5.40	1.06

Y	1,000.00	1,026.20	7.97	1,017.34	7.93	1.56

Institutional	1,000.00	1,030.60	3.84	1,021.42	3.82	0.75

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Constellation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Constellation Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve

24        Invesco Constellation Fund

the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser against the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of both Indexes for the one, three and five year periods The Board noted that Invesco Advisers made changes to the Fund’s portfolio management team in 2008, and that the team has a conservative, quality bias that underperformed during the low-quality rally in 2009. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A share of the Fund was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rate for one mutual fund and the same as the effective fee rate for the other mutual fund. The Board also compared the Fund’s effective fee rate to the effective sub-advisory fee rate of three mutual funds sub-advised by Invesco Advisers and noted that the Fund’s rate was above the effective sub-advisory rates for the mutual funds.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive advisory fees of the Fund through December 31, 2012 and that this fee waiver includes breakpoints based on net asset levels. The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information and the fee waiver discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes one breakpoint and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Constellation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Constellation Fund

Trustees and Officers
The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.
			207	None

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
			N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.
			N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CST-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2010

Invesco Disciplined Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
18	Financial Highlights
19	Auditor’s Report
20	Fund Expenses
21	Approval of Investment Advisory and Sub-Advisory Agreements
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
      Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
      First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
      Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
      And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
      Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
      If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
      I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Disciplined Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
      To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
      We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
      It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
      As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Disciplined Equity Fund

Management’s Discussion of Fund Performance

Performance summary
Invesco Disciplined Equity Fund, at net asset value (NAV), underperformed its benchmark, the S&P 500 Index, for the fiscal year ending October 31, 2010. All sectors, except financials, contributed positively to Fund performance with the best relative performance coming from the energy, consumer discretionary and health care sectors. The consumer staples sector was the worst relative performer followed by industrials, financials and information technology (IT).
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class Y Shares	14.51%

S&P 500 Index▼ (Broad Market Index)	16.54

▼Lipper Inc.

How we invest
Our investment process stems from our belief that established companies with low capital intensity and strong balance sheets, growing at reasonable rates, will have greater ability to generate cash flow throughout a market cycle. Furthermore, we believe that the ability of a company to consistently generate and effectively employ cash flow is often overlooked by investors. Our goal is to identify these quality companies and invest in them when their cash flow attributes are underappreciated.
      Our fundamental, bottom up process seeks to identify candidates operating in attractive industries, with strong competitive positions and attractive returns on invested capital, as well as managements with a track record of generating and effectively deploying cash flow. We seek opportunities to invest in these companies when cash flow valuations allow for double-digit appreciation potential. We believe this process results in a diversified portfolio of high quality, high conviction stocks. We will typically own 50 to 60 stocks with broad sector representation.
      Risk management is an essential part of the process. In addition to strategy level quantitative analysis and attribution and risk decomposition, we employ a sell discipline. We will likely sell a position when the company’s long-term positioning is compromised or when a stock becomes overvalued based on cash flow valuation metrics. We will also use our sell discipline to manage risk, carefully assessing and constantly challenging our comfort level with the portfolio’s positioning.

Market conditions and your Fund
The market traded in a broad range for the 12 months ending October 31, 2010. It began the period near its low and ended it near its high, with considerable fluctuation in the interim. While in hindsight this consolidation was completely reasonable after such a major market upturn from the bottom in March 2009, markets with this level of volatility certainly tested investors’ fortitude and conviction.
      Sentiment driving markets higher in the first half of the fiscal year centered on strong corporate earnings and a recovering economy. The market hit a wall in April as the European sovereign debt crisis sparked concerns of another worldwide financial crisis. At the same time, with the passage of health care reform and financial reform looming in the U.S., concerns about big government weighed heavily on the market. With unemployment remaining at stubbornly high levels, investors became more concerned that the country could face a double-dip recession.
      The summer months brought considerable market volatility with a June swoon, a July rebound and an August retest of the lows. Bond funds continued to see positive inflows as investors ignored the relatively attractive valuation of equities. Interestingly, as the market’s concern about a double-dip recession increased, that view was not reinforced by corporations, which generally suggested that while the U.S. and Europe were growing slowly, there was little seen in the way of deterioration. And with emerging markets posting strong growth with no signs of slowing, the economic outlook was at least as good as expected if not slightly improved.
      The European sovereign debt crisis continued to run its course without severe consequences for worldwide economies. This development, along with the U.S. Federal Reserve (the Fed) committing to provide more support for the economy through quantitative easing sparked a strong rally in the broad market in September. The performance for the month was the best for a September in many years. Gains continued in October and the S&P 500 Index ended the fiscal year up 16.54%.1
      Despite the strong returns of large-cap stocks, mid- and small- cap stocks generally performed even better. Mergers and acquisitions marked a strong resurgence in the reporting period as the underlying value of stocks

Portfolio Composition
By sector

Information Technology	21.2%

Consumer Discretionary	12.5

Health Care	12.0

Financials	11.5

Consumer Staples	11.1

Energy	10.4

Industrials	8.1

Materials	4.3

Utilities	3.2

Money Market Funds Plus Other Assets Less Liabilities	5.7

Top 10 Equity Holdings*

1.	Walgreen Co.	2.8%

2.	PepsiCo, Inc.	2.7

3.	Oracle Corp.	2.7

4.	General Electric Co.	2.6

5.	Heinz (H.J.) Co.	2.6

6.	International Business Machines Corp.	2.6

7.	Automatic Data Processing, Inc.	2.4

8.	Nalco Holding Co.	2.4

9.	Western Union Co.	2.3

10.	UnitedHealth Group Inc.	2.3

Top Five Industries

1.	Data Processing & Outsourced Services	9.3%

2.	Oil & Gas Exploration & Production	5.8

3.	Cable & Satellite	4.0

4.	Drug Retail	4.0

5.	Systems Software	4.0

Total Net Assets	$188.7 million

Total Number of Holdings*	57
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Disciplined Equity Fund

was recognized by strategic and financial buyers, contributing to the outperformance of smaller stocks. The market was led by the consumer discretionary sector, followed by industrials, telecommunication services, materials and IT.1 The financials and energy sectors fared the worst with single-digit returns.1 The health care and consumer staples sectors also lagged.1
      Fund performance at NAV was less than the benchmark. The Fund had positive relative returns in several sectors, led by energy, consumer discretionary and health care. In energy, we reduced our exposure to natural gas leveraged companies early in the period based on our negative view of natural gas supply and demand. Fund performance was enhanced by several diversified companies, such as Spectra Energy, Williams Companies and Apache.
      Through favorable stock selection, we were able to outperform in consumer discretionary, the strongest-performing sector, with returns almost double those of the market overall, as measured by the S&P 500 Index. We were overweight in media and had favorable stock selection in this industry, led by Liberty Global. Furthermore, our holdings in specialty retail, such as Advanced Auto and Best Buy, contributed strongly to performance. We sold Advanced Auto.
      In the health care sector, our ability to pick the right stocks within several industries was a positive for performance. In the pharmacy benefit management industry, we owned Express Scripts instead of Medco; in lab companies, we owned Laboratory Corp. instead of Quest; and in managed care, we owned UnitedHealthGroup instead of Wellpoint. In each case, our holding significantly outperformed its counterpart.
      Other strong performers for the Fund in were Oracle, Checkpoint, Nalco and Northeast Utilities.
      Among the sectors detracting from relative performance were consumer staples, industrials, financials and IT. In consumer staples, an overweight in the retail drug store industry hurt performance. Both CVS Caremark and Walgreen underperformed, partially as a result of a public squabble, which was eventually resolved, relating to the pharmacy benefit management business. In industrials and IT, we were hurt by owning high quality companies with more stable earnings and by not owning the more cyclical or economically leveraged companies that tended to outperform.
      Within IT, our services companies lagged, and we did not own enough of the better performing software and hardware firms to offset these laggards. Additionally, we owned Hewlett-Packard which was down 10% for the reporting period following the abrupt resignation of its well-respected CEO, and we did not own Apple which gained 62% for the reporting period.
      In the industrials sector, not owning machinery or aerospace companies was the major detractor from Fund performance.
      For the fiscal year, equities traded in a highly correlated fashion and in either a “risk on” or “risk off” mode as the markets were dominated by macroeconomic events. This created a challenging environment for active management, one in which many active managers underperformed their benchmarks. The last year reminded us that the nascent economic recovery occurs in fits and starts, at times pushing equity valuations down and at times sending them higher — an environment where sticking to one’s discipline and practicing patience is essential. We believe our strategy of identifying high quality market leading companies with strong and recurring cash flow and opportunistically buying and selling based on valuation allowed us to take advantage of this market to upgrade the companies in the portfolio.
      We thank you for your investment in Invesco Disciplined Equity Fund.
1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Paul McPheeters
Chartered Financial Analyst, portfolio manager, is manager of Invesco Disciplined Equity Fund. Mr. McPheeters has been associated with the adviser and/or its affiliates since 1997. He has been responsible for the Fund since its inception on September 21, 2009, and was instrumental in the creation of the strategy of the Fund’s predecessor at its inception. Mr. McPheeters earned a B.S. in chemical engineering from the Colorado School of Mines.
Patricia Bannan
Chartered Financial Analyst, portfolio manager, is manager of Invesco Disciplined Equity Fund. Ms. Bannan has been affiliated with the adviser and/or its affiliate since 2007. Ms. Bannan earned a B.S. in business administration with a concentration in economics from the Whittemore School of Business and Economics at the University of New Hampshire.

5	Invesco Disciplined Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Share Class since Inception
Index data from 11/30/05, Fund data from 12/1/05

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Disciplined Equity Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class Y Shares

Inception (12/1/05)	2.09%

1 Year	14.51
Effective Sept. 21, 2009, the Institutional Class shares of the Atlantic Whitehall Equity Income Fund (the predecessor fund) were reorganized into Class Y shares of Invesco Disciplined Equity Fund. Returns prior to that date are blended returns for the predecessor fund and Class Y shares of AIM Disciplined Equity Fund. Returns since that date are those of Class Y shares of Invesco Disciplined Equity Fund. Class Y share returns will differ from the predecessor fund because of different expenses.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class Y shares was 1.11%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
      Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class Y Shares

Inception (12/1/05)	1.48%

1 Year	9.50

7	Invesco Disciplined Equity Fund

Invesco Disciplined Equity Fund’s investment objective is long-term capital appreciation and, secondarily, current income.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	An investment by an underlying fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETFs shares to track the referenced index; and (5) holding troubled securities in the referenced index.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

■	Value stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks and may never realize their full value. Value stocks tend to be currently out-of-favor with many investors.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class Y Shares	AWEIX

8	Invesco Disciplined Equity Fund

Schedule of Investments

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–94.26%(a)
Aerospace & Defense–3.35%
General Dynamics Corp.	35,427	$2,413,287

United Technologies Corp.	52,248	3,906,583

		6,319,870

Apparel Retail–1.00%
TJX Cos., Inc. (The)	41,310	1,895,716

Apparel, Accessories & Luxury Goods–1.44%
VF Corp.	32,585	2,712,375

Asset Management & Custody Banks–3.21%
Bank of New York Mellon Corp. (The)	117,945	2,955,701

BlackRock, Inc.	18,125	3,099,194

		6,054,895

Cable & Satellite–4.00%
Comcast Corp.–Class A	148,898	3,064,321

Liberty Global, Inc.–Class A(b)	61,476	2,323,178

Time Warner Cable, Inc.	37,218	2,153,806

		7,541,305

Communications Equipment–1.87%
Cisco Systems, Inc.(b)	154,756	3,533,080

Computer & Electronics Retail–2.05%
Best Buy Co., Inc.	90,178	3,875,850

Computer Hardware–2.17%
Hewlett-Packard Co.	97,256	4,090,587

Data Processing & Outsourced Services–9.30%
Alliance Data Systems Corp.(b)	46,611	2,830,220

Automatic Data Processing, Inc.	101,153	4,493,216

Fidelity National Information Services, Inc.	101,364	2,746,964

Fiserv, Inc.(b)	55,676	3,035,456

Western Union Co.	252,780	4,448,928

		17,554,784

Diversified Banks–1.91%
Wells Fargo & Co.	138,069	3,600,840

Drug Retail–3.99%
CVS Caremark Corp.	76,671	2,309,331

Walgreen Co.	154,024	5,218,333

		7,527,664

Electric Utilities–2.25%
NextEra Energy, Inc.	36,660	2,017,766

Northeast Utilities	71,425	2,234,174

		4,251,940

Footwear–1.41%
NIKE, Inc.–Class B	32,635	2,657,794

General Merchandise Stores–1.75%
Target Corp.	63,637	3,305,306

Health Care Equipment–3.12%
Medtronic, Inc.	72,147	2,540,296

Stryker Corp.	67,538	3,342,456

		5,882,752

Health Care Services–1.85%
Express Scripts, Inc.(b)	28,880	1,401,258

Laboratory Corp. of America Holdings(b)	25,755	2,094,396

		3,495,654

Home Improvement Retail–0.80%
Lowe’s Cos., Inc.	70,771	1,509,545

Household Products–1.82%
Procter & Gamble Co. (The)	54,124	3,440,663

Industrial Conglomerates–2.62%
General Electric Co.	308,064	4,935,185

Industrial Gases–1.90%
Praxair, Inc.	39,233	3,583,542

Industrial Machinery–1.03%
Danaher Corp.	44,817	1,943,265

Integrated Oil & Gas–2.05%
Exxon Mobil Corp.	58,262	3,872,675

Investment Banking & Brokerage–1.29%
TD Ameritrade Holding Corp.	142,320	2,432,249

IT Consulting & Other Services–3.87%
Accenture PLC–Class A (Ireland)	54,907	2,454,892

International Business Machines Corp.	33,810	4,855,116

		7,310,008

Managed Health Care–3.43%
Aetna, Inc.	71,306	2,129,197

UnitedHealth Group, Inc.	120,286	4,336,311

		6,465,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Disciplined Equity Fund

	Shares	Value

Multi-Utilities–0.94%
PG&E Corp.	37,269	$1,782,204

Oil & Gas Exploration & Production–5.78%
Anadarko Petroleum Corp.	43,711	2,691,286

Apache Corp.	28,521	2,881,191

EQT Corp.	89,675	3,357,432

QEP Resources, Inc.	59,724	1,972,684

		10,902,593

Oil & Gas Storage & Transportation–2.58%
Spectra Energy Corp.	65,955	1,567,750

Williams Cos., Inc. (The)	153,025	3,293,098

		4,860,848

Other Diversified Financial Services–3.66%
Bank of America Corp.	270,415	3,093,548

JPMorgan Chase & Co.	101,545	3,821,138

		6,914,686

Packaged Foods & Meats–2.60%
Heinz (H.J.) Co.	99,710	4,896,758

Pharmaceuticals–3.56%
Abbott Laboratories	57,149	2,932,887

Merck & Co., Inc.	104,402	3,787,704

		6,720,591

Railroads–1.13%
Norfolk Southern Corp.	34,783	2,138,807

Soft Drinks–2.74%
PepsiCo, Inc.	79,079	5,163,859

Specialized Finance–1.46%
CME Group, Inc.	9,515	2,756,020

Specialty Chemicals–2.36%
Nalco Holding Co.	158,095	4,455,117

Systems Software–3.97%
Check Point Software Technologies Ltd. (Israel)(b)	55,979	2,393,102

Oracle Corp.	173,566	5,102,841

		7,495,943

Total Common Stocks & Other Equity Interests (Cost $154,937,442)		177,880,478

Money Market Funds–4.15%
Liquid Assets Portfolio–Institutional Class(c)	3,920,425	3,920,425

Premier Portfolio–Institutional Class(c)	3,920,425	3,920,425

Total Money Market Funds (Cost $7,840,850)		7,840,850

TOTAL INVESTMENTS–98.41% (Cost $162,778,292)		185,721,328

OTHER ASSETS LESS LIABILITIES–1.59%		2,997,775

NET ASSETS–100.00%		$188,719,103

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Disciplined Equity Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $154,937,442)	$177,880,478

Investments in affiliated money market funds, at value and cost	7,840,850

Total investments, at value (Cost $162,778,292)	185,721,328

Receivables for:
Investments sold	1,571,385

Fund shares sold	1,381,850

Dividends	134,871

Investment for trustee deferred compensation and retirement plans	1,195

Other assets	10,296

Total assets	188,820,925

Liabilities:
Payables for:
Fund shares reacquired	35,000

Accrued fees to affiliates	15,073

Accrued other operating expenses	48,695

Trustee deferred compensation and retirement plans	3,054

Total liabilities	101,822

Net assets applicable to shares outstanding	$188,719,103

Net assets consist of:
Shares of beneficial interest	$173,721,758

Undistributed net investment income	1,435,734

Undistributed net realized gain (loss)	(9,381,425)

Unrealized appreciation	22,943,036

$188,719,103

Net Assets:
Class Y	$188,719,103

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class Y	19,634,267

Class Y:
Net asset value and offering price per share	$9.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Disciplined Equity Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Dividends	$3,051,802

Dividends from affiliated money market funds	7,820

Total investment income	3,059,622

Expenses:
Advisory fees	1,248,459

Administrative services fees	50,000

Custodian fees	1,985

Transfer agent fees	14,481

Trustees’ and officers’ fees and benefits	16,859

Other	14,510

Total expenses	1,346,294

Less: Fees waived	(9,255)

Net expenses	1,337,039

Net investment income	1,722,583

Realized and unrealized gain from:
Net realized gain from investment securities	9,820,167

Change in net unrealized appreciation of investment securities	12,658,677

Net realized and unrealized gain	22,478,844

Net increase in net assets resulting from operations	$24,201,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Disciplined Equity Fund

Statement of Changes in Net Assets

For the year ended October 31, 2010, the period December 1, 2008 to October 31, 2009 and the year ended November 30, 2008

		Eleven months ended
	October 31,	October 31,	November 30,
	2010	2009	2008

Operations:
Net investment income	$1,722,583	$1,550,319	$2,345,254

Net realized gain (loss)	9,820,167	(12,619,705)	(4,622,876)

Change in net unrealized appreciation (depreciation)	12,658,677	41,687,349	(89,608,123)

Net increase (decrease) in net assets resulting from operations	24,201,427	30,617,963	(91,885,745)

Distributions to shareholders from net investment income — Class Y	(1,637,777)	(2,129,446)	(3,214,010)*

Distributions to shareholders from net realized gains — Class Y	—	—	(25,450,721)*

Share transactions–net:
Class Y	(742,805)	(32,789,965)	6,904,350 *

Net increase (decrease) in net assets	21,820,845	(4,301,448)	(113,646,126)

Net assets:
Beginning of year	166,898,258	171,199,706	284,845,832

End of year (includes undistributed net investment income of $1,435,734, $1,363,054 and $1,865,752 respectively)	$188,719,103	$166,898,258	$171,199,706

*	Formerly known as Atlantic Whitehall Equity Income Fund — Institutional Class.

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Disciplined Equity Fund, formerly AIM Disciplined Equity Fund (the “Fund”), is a series portfolio of AIM Equity Funds (Invesco Equity Funds), formerly AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term capital appreciation and, secondarily, current income.
  Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Acquired Fund”), an investment portfolio of Atlantic Whitehall Funds Trust. The Acquired Fund was reorganized on September 21, 2009 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”). Upon closing of the Reorganization, holders of the Acquired Fund Institutional Class received Class Y shares of the Fund. Information for the Acquired Fund-Institutional Class prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund currently consists of one class of shares, Class Y. Class Y shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

13        Invesco Disciplined Equity Fund

maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

14        Invesco Disciplined Equity Fund

G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class Y shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $9,255.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended October 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class Y shares of the Fund. The Fund is not charged any fees pursuant with the distribution agreement with IDI.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

15        Invesco Disciplined Equity Fund

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$185,721,328	$—	$—	$185,721,328

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $2,342 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2010, for the period December 1, 2008 to October 31, 2009 and for the year ended November 30, 2008:

	2010	2009	2008

Ordinary income	$1,637,777	$2,129,446	$3,467,240

Long-term capital gains	—	—	25,197,473

Total distributions	$1,637,777	$2,129,446	$28,664,713

Tax Components of Net Assets at Year-End:

2010

Undistributed ordinary income	$1,438,729

Net unrealized appreciation — investments	19,971,518

Temporary book/tax differences	(2,995)

Capital loss carryforward	(6,409,907)

Shares of beneficial interest	173,721,758

Total net assets	$188,719,103

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

16        Invesco Disciplined Equity Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $9,211,253 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$6,409,907

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $57,736,726 and $64,264,918, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$27,077,841

Aggregate unrealized (depreciation) of investment securities	(7,106,323)

Net unrealized appreciation of investment securities	$19,971,518

Cost of investments for tax purposes is $165,749,810.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts, on October 31, 2010, undistributed net investment income was decreased by $12,126 and undistributed net realized gain (loss) was increased by $12,126. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

			For the period
	Year ended		December 1, 2008 to		Year ended
	October 31, 2010(a)		October 31, 2009(b)		November 30, 2008(c)
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class Y	5,029,723	$45,541,754	8,584,303	$60,620,456	3,519,049	$34,201,293

Issued as reinvestment of dividends:
Class Y	85,251	761,292	108,545	744,616	2,412,329	25,980,788

Reacquired:
Class Y	(5,177,629)	(47,045,851)	(13,170,384)	(94,155,037)	(5,707,107)	(53,277,731)

Net increase (decrease) in share activity	(62,655)	$(742,805)	(4,477,536)	$(32,789,965)	224,271	$6,904,350

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 99% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned by these entities are also owned beneficially.
(b)	Upon Reorganization, holders of the Acquired Fund — Institutional Class received Class Y shares of the Fund.
(c)	Formerly known as Atlantic Whitehall Equity Income Fund — Institutional Class.

17        Invesco Disciplined Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income	unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class Y*
Year ended 10/31/10	$8.47	$0.09 (c)	$1.13	$1.22	$(0.08)	$0.00	$(0.08)	$9.61	14.51%	$188,719	0.74	%(d)	0.75	%(d)	0.96	%(d)	34%
Eleven months ended 10/31/09	7.08	0.08 (c)	1.43	1.51	(0.12)	0.00	(0.12)	8.47	21.80	166,898	1.12		1.33		1.16		44
Year ended 11/30/08	11.89	0.10	(3.71)	(3.61)	(0.13)	(1.07)	(1.20)	7.08	(33.81)	171,200	1.04		1.04		0.95		45
Year ended 11/30/07	11.00	0.11	0.80	0.91	(0.02)	0.00	(0.02)	11.89	8.14	284,846	1.01		1.05		1.08		95
Year ended 11/30/06(e)	10.00	0.08	0.99	1.07	(0.07)	0.00	(0.07)	11.00	10.87	49,201	1.10	(f)	1.64	(f)	1.32	(f)	43

*	Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund. On such date, holders of Institutional Class received Class Y shares of the Fund.
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $179,634.
(e)	Commencement date of December 1, 2005.
(f)	Annualized.

18        Invesco Disciplined Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Disciplined Equity Fund (one of the funds constituting AIM Equity Funds(Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended October 31, 2010 and the period December 1, 2008 to October 31,2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended November 30,2008 and prior were audited by another independent registered public accounting firm whose report dated January 23,2009 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

19        Invesco Disciplined Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
Y	$1,000.00	$989.70	$4.16	$1,021.02	$4.23	0.83%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20        Invesco Disciplined Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Disciplined Equity Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

21        Invesco Disciplined Equity Fund

  The Board compared the Fund’s performance (including the performance of the predecessor fund that was reorganized into the Fund) during the past one and three calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Large-Cap Core Funds Index. The Board noted that the performance of Class Y shares of the Fund was in the third quintile of its performance universe for the one year period and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class Y shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for the Class Y shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds with investment strategies comparable to those of the Fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

22        Invesco Disciplined Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        Invesco Disciplined Equity Fund

Trustees and Officers
The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.
			207	None

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
			N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.
			N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

DEQ-AR-1	Invesco Distributors, Inc.

Invesco Diversified Dividend Fund

Annual Report to Shareholders	October 31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Diversified Dividend Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Diversified Dividend Fund

Management’s Discussion of Fund Performance

Performance summary
Equity markets delivered strong returns, but were volatile during the fiscal year as investors weighed the issues of solid corporate fundamentals and a slowly improving economy. For the fiscal year ended October 31, 2010, Invesco Diversified Dividend Fund, at net asset value (NAV), delivered healthy returns for shareholders. Class A shares, at NAV, kept pace with the broad market, as measured by the S&P 500 Index, and were up 16.64% versus 16.54%, respectively. However, the Fund slightly lagged its style-specific benchmark, the Russell 1000 Index.
     Absolute performance was largely driven by investments in consumer discretionary and industrial companies during the economic recession. Detractors from performance were primarily due to stock-specific issues that were limited to a handful of companies.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.64%

Class B Shares	15.75

Class C Shares	15.76

Class R Shares	16.55

Class Y Shares	16.91

Investor Class Shares	16.62

Institutional Class Shares	17.05

S&P 500 Index▼ (Broad Market Index)	16.54

Russell 1000 Index▼ (Style-Specific Index)	17.67

Lipper Large-Cap Core Funds Index▼ (Peer Group Index)	14.52

▼Lipper Inc.

How we invest
Our total return approach focuses on balancing long-term capital appreciation, current income and capital preservation. The Fund may serve as a conservative cornerstone within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.
     We seek companies that we believe have normalized earnings power greater than that implied by their current market valuation and that return capital to shareholders via dividends and share repurchases. All stocks in the portfolio pay a dividend, and the Fund pays a quarterly dividend to shareholders. We manage risk using a valuation frame-
work, careful stock selection and a rigorous buy-and-sell discipline.
     We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two-year investment horizon for each stock. We believe our process may provide the best combination of dividend income, price appreciation and capital preservation.

     We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:
■	A stock reaches its fair valuation (target price).

■	The company’s fundamental business prospects deteriorate.

■	A more attractive investment opportunity presents itself.

Market conditions and your Fund
Equity markets delivered strong returns but were choppy during the fiscal year as investors weighed the competing issues of solid corporate profitability and soft, albeit improving, macroeconomic data. Corporate earnings improved considerably over the year as cost cutting measures made during the economic downturn and high productivity growth led to a rebound in margins and profits. However, high unemployment, weak consumer spending, and tepid housing data remained as overhangs to the recovery. The sovereign debt crisis also contributed to market volatility as European countries began implementing austerity programs. Most recently, the market reversed course and rallied in September and October on better economic news, ending the fiscal year with mid double-digit gains.
     All 10 sectors in the S&P 500 Index posted gains for the fiscal year. More economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while less economically sensitive sectors such as health care had some of the lowest returns.
     We manage the Fund with a full market cycle perspective, which seeks to balance capital appreciation with current income and capital preservation. We believe this long-term perspective is a competitive advantage in today’s world of short-term, “high-frequency” traders. This full

Portfolio Composition
By sector

Financials	18.6%

Consumer Staples	17.9

Industrials	14.5

Consumer Discretionary	12.5

Health Care	7.1

Utilities	6.7

Materials	6.4

Information Technology	5.1

Energy	4.9

Telecommunication Services	0.3

Money Market Funds Plus Other Assets Less Liabilities	6.0

Top 10 Equity Holdings*

1.	Kimberly-Clark Corp.	2.4%

2.	Johnson Controls, Inc.	2.3

3.	Pentair, Inc.	2.3

4.	Capital One Financial Corp.	2.2

5.	SunTrust Banks, Inc.	2.2

6.	Fifth Third Bancorp	2.2

7.	Automatic Data Processing, Inc.	2.1

8.	American Electric Power Co., Inc.	2.1

9.	General Dynamics Corp.	2.0

10.	E.I. du Pont de Nemours and Co.	1.9

Total Net Assets	$1.9 billion

Total Number of Holdings*	75
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Diversified Dividend Fund

market cycle perspective allows us to identify companies that are under-earning relative to their true earnings power and trading at attractive valuations. Our top contributors, including auto supplier Johnson Controls and hotel operator Marriott International, are examples of this process as both were trading at significant discounts relative to our estimate of their earnings power under more normal economic environments. In both cases, we believed management took the appropriate actions in the downturn to lower the expense base, benefiting earnings leverage once the economic environment improved.
     There was a great deal of skepticism surrounding Johnson Controls during the economic downturn, but we believed the company’s strong balance sheet would allow it to withstand weakness in the auto industry and efforts to restructure the business would allow it to emerge in a stronger position competitively. As auto demand recovered from its 2009 lows, Johnson Controls reported a rebound in global and domestic auto production volumes. The increase in sales volumes also led to higher incremental margins, given the restructuring initiatives enacted in the downturn. The company’s building efficiency segment is also beginning to improve, though European markets have lagged in this segment.
     Marriott International is one of the largest hotel chains in the world and another top contributor to results. We invested in the company in late 2008 as we found the risk/reward profile attractive given the company’s leverage to an improving economy. As a franchisor, Marriott benefited from more stability in revenues and operating income than its peers that relied on an ownership model. Marriott also entered the downturn with a better relative balance sheet, maintained its investment grade status and proceeded to pay down over $1.4 billion in debt through the most recent quarter end. Corporate and leisure demand has since improved and has continued to strengthen throughout 2010. Marriott’s revenue per available room has rebounded and room rates have since turned positive.
     DuPont, a diversified chemicals company, was another contributor to Fund results. The company had strong sales growth during the year, particularly in its Asian markets. Higher volumes and better pricing power in its agriculture and nutrition segment also contributed to strong results. DuPont improved its financial position by cutting costs and reducing its net debt.
     The Fund’s largest detractor was gaming equipment manufacturer International Game Technology, which is a consumer discretionary holding. The company has been volatile throughout the downturn as casino operators cut capital expenditures due to the softness in casino traffic and weak consumer spending. Although other segments of the leisure industry have stabilized, play levels have not experienced a measurable rebound. As a result, the replacement cycle for new equipment remains weak, as operators are reluctant to refresh casino floors until gaming demand increases.
     H&R Block was another detractor from results as the company faced both cyclical and secular pressures. While the high unemployment rate lowered the number of tax filers, H&R Block continued to cede market share to less expensive online tax preparation providers and smaller independent providers. Shares were also negatively affected by the ongoing regulatory uncertainties with regard to mortgage repurchase liability. The company sold its mortgage business in 2008 and established reserves for the potential outstanding liability. To date, actual losses from its repurchases have declined each quarter and have been well below their reserve levels.
     We remain disciplined and have used market strength to reduce our exposure in certain cyclical areas where the valuation became less attractive. Consumer discretionary and early cycle industrials are two such sectors where the potential return relative to the risk became more balanced as the market came closer to our estimates of normalized earnings. Many of our purchases were in less cyclical areas such as consumer staples where we still see opportunities for margin improvement. At the end of the period, our largest sector overweights, relative to the index, were in consumer staples, financials and industrials. Our largest underweights were in information technology, energy and health care.
     The fiscal year witnessed a broad recovery in corporate earnings led by strong operating leverage. Balance sheets remained strong, and an increasing number of companies deployed cash into higher levels of capital spending, increased dividends and share buyback programs. Merger and acquisition activity and corporate debt issuance also increased. However, the unemployment rate remained high and uncertainties around health care loomed. In this period of low inflation, stock dividend yields in many cases exceed corporate bond yields.
     We believe one of our competitive advantages is a disciplined approach to evaluating stocks from a total return perspective — focusing not only on their capital appreciation potential, but also on their current dividend income and capital preservation. This approach helps create a well-diversified Fund that may serve as a conservative cornerstone allocation within an overall portfolio. As always, we thank you for your investment in Invesco Diversified Dividend Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Diversified Dividend Fund. Ms. Walsh joined Invesco in 1991. She began her investment career in 1987. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Jonathan Harrington
Chartered Financial Analyst, portfolio manager, is manager of Invesco Diversified Dividend Fund. Mr. Harrington joined Invesco in 2001. He earned a B.A. in history and philosophy from Dartmouth College and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.
Assisted by the Diversified Dividend Team

5	Invesco Diversified Dividend Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 12/31/01

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Diversified Dividend Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares

Inception (12/31/01)	4.19%

5 Years	2.47

1 Year	10.25

Class B Shares

Inception (12/31/01)	4.22%

5 Years	2.55

1 Year	10.75

Class C Shares

Inception (12/31/01)	4.14%

5 Years	2.91

1 Year	14.76

Class R Shares

Inception	4.67%

5 Years	3.43

1 Year	16.55

Class Y Shares

Inception	4.92%

5 Years	3.75

1 Year	16.91

Investor Class Shares

Inception	4.90%

5 Years	3.71

1 Year	16.62

Institutional Class Shares

Inception	5.07%

5 Years	3.99

1 Year	17.05
Class R shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on July 15, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (12/31/01)	3.87%

5 Years	1.68

1 Year	4.61

Class B Shares

Inception (12/31/01)	3.91%

5 Years	1.75

1 Year	4.93

Class C Shares

Inception (12/31/01)	3.83%

5 Years	2.12

1 Year	8.94

Class R Shares

Inception	4.36%

5 Years	2.63

1 Year	10.66

Class Y Shares

Inception	4.61%

5 Years	2.95

1 Year	11.00

Investor Class Shares

Inception	4.60%

5 Years	2.91

1 Year	10.83

Institutional Class Shares

Inception	4.75%

5 Years	3.19

1 Year	11.14
applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.13%, 1.88%, 1.88%,1.38%, 0.88%, 1.03% and 0.70%, respectively.
The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Institutional Class and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7	Invesco Diversified Dividend Fund

Invesco Diversified Dividend Fund’s investment objective is long-term growth of capital and, secondarily, current income.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	LCEAX
Class B Shares	LCEDX
Class C Shares	LCEVX
Class R Shares	DDFRX
Class Y Shares	LCEYX
Investor Class Shares	LCEIX
Institutional Class Shares	DDFIX

8	Invesco Diversified Dividend Fund

Schedule of Investments

October 31, 2010

	Shares	Value

Common Stocks–93.60%(a)
Aerospace & Defense–3.50%
General Dynamics Corp.	546,200	$37,207,144

Raytheon Co.	595,232	27,428,291

		64,635,435

Apparel Retail–0.43%
TJX Cos., Inc. (The)	174,027	7,986,099

Apparel, Accessories & Luxury Goods–0.38%
VF Corp.	84,200	7,008,808

Asset Management & Custody Banks–2.94%
Federated Investors, Inc.–Class B	1,394,670	34,741,230

State Street Corp.	469,886	19,622,439

		54,363,669

Auto Parts & Equipment–2.33%
Johnson Controls, Inc.	1,223,212	42,959,205

Brewers–1.75%
Heineken N.V. (Netherlands)	636,094	32,250,145

Building Products–1.55%
Masco Corp.	2,686,514	28,638,239

Casinos & Gaming–1.38%
International Game Technology	1,639,012	25,552,197

Construction, Farm Machinery & Heavy Trucks–0.81%
Caterpillar Inc.	189,658	14,907,119

Consumer Finance–2.18%
Capital One Financial Corp.	1,080,746	40,279,403

Data Processing & Outsourced Services–2.09%
Automatic Data Processing, Inc.	869,383	38,617,993

Department Stores–0.46%
Nordstrom, Inc.	219,725	8,461,610

Distributors–0.85%
Genuine Parts Co.	327,780	15,687,551

Diversified Banks–2.24%
Societe Generale (France)	379,512	22,730,910

U.S. Bancorp	769,520	18,606,994

		41,337,904

Diversified Chemicals–3.19%
E. I. du Pont de Nemours and Co.	750,330	35,475,602

PPG Industries, Inc.	305,543	23,435,148

		58,910,750

Drug Retail–1.28%
Walgreen Co.	698,956	23,680,629

Electric Utilities–4.01%
American Electric Power Co., Inc.	1,026,062	38,415,761

Entergy Corp.	205,426	15,310,400

Exelon Corp.	69,427	2,834,010

PPL Corp.	648,693	17,449,842

		74,010,013

Electrical Components & Equipment–1.86%
Emerson Electric Co.	627,045	34,424,770

Food Distributors–1.66%
Sysco Corp.	1,042,271	30,705,304

Forest Products–0.75%
Weyerhaeuser Co.	851,608	13,813,082

General Merchandise Stores–0.50%
Target Corp.	176,680	9,176,759

Health Care Equipment–1.89%
Medtronic, Inc.	247,842	8,726,517

Stryker Corp.	530,359	26,247,467

		34,973,984

Hotels, Resorts & Cruise Lines–1.91%
Marriott International Inc.–Class A	949,085	35,163,599

Household Products–3.92%
Kimberly-Clark Corp.	690,466	43,734,116

Procter & Gamble Co. (The)	450,249	28,622,329

		72,356,445

Industrial Machinery–6.67%
Eaton Corp.	328,207	29,154,628

Illinois Tool Works Inc.	408,494	18,668,176

Pentair, Inc.	1,296,903	42,447,635

Snap-on Inc.	644,667	32,878,017

		123,148,456

Insurance Brokers–1.18%
Marsh & McLennan Cos., Inc.	872,348	21,791,253

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Diversified Dividend Fund

	Shares	Value

Integrated Oil & Gas–3.59%
Eni S.p.A. (Italy)	1,056,425	$23,788,978

Exxon Mobil Corp.	341,713	22,713,663

Total S.A. (France)	364,121	19,791,631

		66,294,272

Integrated Telecommunication Services–0.33%
AT&T Inc.	210,457	5,998,024

Investment Banking & Brokerage–1.29%
Charles Schwab Corp. (The)	1,540,482	23,723,423

IT Consulting & Other Services–0.13%
International Business Machines Corp.	17,118	2,458,145

Life & Health Insurance–1.83%
Lincoln National Corp.	623,912	15,273,366

StanCorp Financial Group, Inc.	429,893	18,442,409

		33,715,775

Motorcycle Manufacturers–0.70%
Harley-Davidson, Inc.	422,385	12,958,772

Movies & Entertainment–1.45%
Time Warner Inc.	822,488	26,739,085

Multi-Utilities–1.85%
Dominion Resources, Inc.	740,117	32,165,485

Wisconsin Energy Corp.	34,441	2,050,617

		34,216,102

Oil & Gas Equipment & Services–1.30%
Baker Hughes Inc.	518,860	24,038,784

Oil & Gas Storage & Transportation–0.86%
Southern Union Co.	630,906	15,854,668

Packaged Foods & Meats–5.35%
Campbell Soup Co.	562,743	20,399,434

General Mills, Inc.	875,989	32,884,627

Kraft Foods Inc.–Class A	1,079,047	34,820,847

Mead Johnson Nutrition Co.	182,030	10,707,004

		98,811,912

Paper Products–1.77%
International Paper Co.	1,289,927	32,609,355

Pharmaceuticals–5.15%
Bristol-Myers Squibb Co.	794,614	21,375,116

Eli Lilly and Co.	576,133	20,279,882

Johnson & Johnson	540,514	34,414,526

Novartis AG (Switzerland)	223,682	12,965,920

Pfizer Inc.	349,808	6,086,659

		95,122,103

Regional Banks–5.54%
Fifth Third Bancorp	3,202,020	40,217,371

SunTrust Banks, Inc.	1,609,538	40,270,641

Zions Bancorp.	1,059,060	21,880,180

		102,368,192

Restaurants–1.38%
Brinker International, Inc.	1,369,195	25,384,875

Semiconductors–1.73%
Linear Technology Corp.	326,821	10,533,441

Texas Instruments Inc.	721,922	21,347,233

		31,880,674

Soft Drinks–1.43%
Coca-Cola Co. (The)	431,827	26,479,632

Specialized Consumer Services–0.66%
H&R Block, Inc.	1,037,368	12,230,569

Specialty Chemicals–0.66%
Ecolab Inc.	247,136	12,188,747

Systems Software–1.11%
Microsoft Corp.	768,311	20,467,805

Thrifts & Mortgage Finance–1.31%
Hudson City Bancorp, Inc.	2,079,107	24,221,597

Tobacco–2.47%
Altria Group, Inc.	809,899	20,587,633

Philip Morris International Inc.	427,586	25,013,781

		45,601,414

Total Common Stocks (Cost $1,591,117,056)		1,728,204,346

Money Market Funds–7.46%
Liquid Assets Portfolio–Institutional Class(b)	68,839,663	68,839,663

Premier Portfolio–Institutional Class(b)	68,839,663	68,839,663

Total Money Market Funds (Cost $137,679,326)		137,679,326

TOTAL INVESTMENTS–101.06% (Cost $1,728,796,382)		1,865,883,672

OTHER ASSETS LESS LIABILITIES–(1.06)%		(19,495,708)

NET ASSETS–100.00%		$1,846,387,964

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Diversified Dividend Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $1,591,117,056)	$1,728,204,346

Investments in affiliated money market funds, at value and cost	137,679,326

Total investments, at value (Cost $1,728,796,382)	1,865,883,672

Foreign currencies, at value (Cost $25)	25

Receivables for:
Investments sold	19,734,021

Fund shares sold	11,367,553

Dividends	2,608,306

Investment for trustee deferred compensation and retirement plans	230,802

Other assets	23,356

Total assets	1,899,847,735

Liabilities:
Payables for:
Investments purchased	50,645,912

Fund shares reacquired	1,215,327

Accrued fees to affiliates	983,138

Accrued other operating expenses	226,538

Trustee deferred compensation and retirement plans	388,856

Total liabilities	53,459,771

Net assets applicable to shares outstanding	$1,846,387,964

Net assets consist of:
Shares of beneficial interest	$1,763,873,966

Undistributed net investment income	9,775,401

Undistributed net realized gain (loss)	(64,371,121)

Unrealized appreciation	137,109,718

$1,846,387,964

Net Assets:
Class A	$377,757,554

Class B	$32,600,232

Class C	$52,754,764

Class R	$7,692,619

Class Y	$31,528,555

Investor Class	$1,089,662,557

Institutional Class	$254,391,683

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	32,379,527

Class B	2,823,373

Class C	4,573,588

Class R	657,606

Class Y	2,699,088

Investor Class	93,426,417

Institutional Class	21,806,399

Class A:
Net asset value per share	$11.67

Maximum offering price per share (Net asset value of $11.67 divided by 94.50%)	$12.35

Class B:
Net asset value and offering price per share	$11.55

Class C:
Net asset value and offering price per share	$11.53

Class R:
Net asset value and offering price per share	$11.70

Class Y:
Net asset value and offering price per share	$11.68

Investor Class:
Net asset value and offering price per share	$11.66

Institutional Class:
Net asset value and offering price per share	$11.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Diversified Dividend Fund

Statement of Operations

For the year ended October 31, 2010

Dividends (net of foreign withholding taxes of $407,480)	$48,443,666

Dividends from affiliated money market funds	131,463

Total investment income	48,575,129

Expenses:
Advisory fees	8,001,455

Administrative services fees	403,917

Custodian fees	66,490

Distribution fees:
Class A	628,400

Class B	312,126

Class C	432,842

Class R	23,122

Investor Class	1,695,066

Transfer agent fees — A, B, C, R, Y and Investor	2,549,456

Transfer agent fees — Institutional	54,918

Trustees’ and officers’ fees and benefits	56,503

Other	350,402

Total expenses	14,574,697

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(155,838)

Net expenses	14,418,859

Net investment income	34,156,270

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	25,543,839

Foreign currencies	(113,473)

25,430,366

Change in net unrealized appreciation of:
Investment securities	169,568,980

Foreign currencies	9,306

169,578,286

Net realized and unrealized gain	195,008,652

Net increase in net assets resulting from operations	$229,164,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Diversified Dividend Fund

Statements of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$34,156,270	$25,940,427

Net realized gain (loss)	25,430,366	(57,511,767)

Change in net unrealized appreciation	169,578,286	149,117,892

Net increase in net assets resulting from operations	229,164,922	117,546,552

Distributions to shareholders from net investment income:
Class A	(4,341,012)	(3,534,789)

Class B	(318,452)	(467,713)

Class C	(439,986)	(459,804)

Class R	(68,025)	(26,063)

Class Y	(259,982)	(99,257)

Investor Class	(19,200,186)	(19,950,751)

Institutional Class	(1,600,424)	(1,275,974)

Total distributions from net investment income	(26,228,067)	(25,814,351)

Share transactions–net:
Class A	159,508,136	13,257,360

Class B	(2,148,859)	(8,053,148)

Class C	10,509,311	2,974,296

Class R	3,740,809	2,215,388

Class Y	23,973,176	3,031,915

Investor Class	(38,092,722)	(43,857,475)

Institutional Class	179,452,634	13,493,072

Net increase (decrease) in net assets resulting from share transactions	336,942,485	(16,938,592)

Net increase in net assets	539,879,340	74,793,609

Net assets:
Beginning of year	1,306,508,624	1,231,715,015

End of year (includes undistributed net investment income of $9,775,401 and $1,950,323, respectively)	$1,846,387,964	$1,306,508,624

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Diversified Dividend Fund, formerly AIM Diversified Dividend Fund (the “Fund”), is a series portfolio of AIM Equity Funds (Invesco Equity Funds), formerly AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital and, secondarily, current income.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

13        Invesco Diversified Dividend Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

14        Invesco Diversified Dividend Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Diversified Dividend Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.60%

Next $350 million	0.55%

Next $1.3 billion	0.50%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $142,351.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $2,575.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $183,401 in front-end sales commissions from the sale of Class A shares and $1,789, $36,420 and $4,647 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

16        Invesco Diversified Dividend Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,842,094,694	$23,788,978	$—	$1,865,883,672

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,912.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $6,242 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$26,228,067	$25,814,351

17        Invesco Diversified Dividend Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$9,683,591

Net unrealized appreciation — investments	137,421,871

Net unrealized appreciation — other investments	22,428

Temporary book/tax differences	(304,319)

Capital loss carryforward	(64,309,573)

Shares of beneficial interest	1,763,873,966

Total net assets	$1,846,387,964

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership investments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $25,443,027 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$5,411,020

October 31, 2017	58,898,553

Total capital loss carryforward	$64,309,573

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $473,235,812 and $181,216,264, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$257,016,067

Aggregate unrealized (depreciation) of investment securities	(119,594,196)

Net unrealized appreciation of investment securities	$137,421,871

Cost of investments for tax purposes is $1,728,461,801.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2010, undistributed net investment income (loss) was decreased by $103,125 and undistributed net realized gain (loss) was increased by $103,125. This reclassification had no effect on the net assets of the Fund.

18        Invesco Diversified Dividend Fund

NOTE 10—Share Information

	Summary of Share Activity

	Years ended October 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	17,741,473	$198,943,930	7,271,476	$64,044,427

Class B	864,957	9,575,681	965,019	8,479,587

Class C	1,725,781	19,125,381	1,386,221	12,031,154

Class R	434,907	4,923,942	273,617	2,603,637

Class Y	2,426,113	27,357,894	473,914	4,206,190

Investor Class	5,779,832	64,451,706	4,750,539	42,992,447

Institutional Class	17,487,738	195,592,288	2,486,597	21,367,311

Issued as reinvestment of dividends:
Class A	350,722	3,924,290	378,006	3,268,569

Class B	27,124	300,406	52,590	440,578

Class C	35,699	395,300	48,964	412,405

Class R	6,061	68,025	2,906	26,063

Class Y	21,472	240,666	10,887	95,288

Investor Class	1,585,813	17,720,257	2,139,810	18,396,760

Institutional Class	119,747	1,340,239	120,680	1,044,369

Automatic conversion of Class B shares to Class A shares:
Class A	538,497	6,008,836	753,244	6,562,187

Class B	(543,901)	(6,008,836)	(757,381)	(6,562,187)

Reacquired:
Class A	(4,446,159)	(49,368,920)	(6,900,178)	(60,617,823)

Class B	(549,387)	(6,016,110)	(1,191,190)	(10,411,126)

Class C	(819,802)	(9,011,370)	(1,126,808)	(9,469,263)

Class R	(111,111)	(1,251,158)	(44,351)	(414,312)

Class Y	(326,604)	(3,625,384)	(141,375)	(1,269,563)

Investor Class	(10,833,530)	(120,264,685)	(12,282,494)	(105,246,682)

Institutional Class	(1,582,074)	(17,479,893)	(1,009,222)	(8,918,608)

Net increase (decrease) in share activity	29,933,368	$336,942,485	(2,338,529)	$(16,938,592)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 7% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 7% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

19        Invesco Diversified Dividend Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses)								to average		to average net		Ratio of net
	Net asset	Net		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 10/31/10	$10.18	$0.25	(c)	$1.43	$1.68	$(0.19)	$—	$(0.19)	$11.67	16.64%	$377,758	1.01	%(d)	1.02	%(d)	2.23	%(d)	13%
Year ended 10/31/09	9.43	0.19	(c)	0.75	0.94	(0.19)	—	(0.19)	10.18	10.42	185,274	1.11		1.12		2.17		24
Year ended 10/31/08	14.27	0.23	(c)	(3.89)	(3.66)	(0.24)	(0.94)	(1.18)	9.43	(27.56)	157,407	1.01		1.02		1.93		18
Year ended 10/31/07	13.88	0.20		0.99	1.19	(0.21)	(0.59)	(0.80)	14.27	8.86	237,467	1.00		1.00		1.45		17
Year ended 10/31/06	12.11	0.19	(c)	1.92	2.11	(0.18)	(0.16)	(0.34)	13.88	17.66	262,276	1.00		1.03		1.43		9

Class B
Year ended 10/31/10	10.08	0.16	(c)	1.42	1.58	(0.11)	—	(0.11)	11.55	15.75	32,600	1.76	(d)	1.77	(d)	1.48	(d)	13
Year ended 10/31/09	9.34	0.13	(c)	0.74	0.87	(0.13)	—	(0.13)	10.08	9.58	30,490	1.86		1.87		1.42		24
Year ended 10/31/08	14.14	0.15	(c)	(3.86)	(3.71)	(0.15)	(0.94)	(1.09)	9.34	(28.06)	36,934	1.69		1.76		1.25		18
Year ended 10/31/07	13.76	0.11		0.98	1.09	(0.12)	(0.59)	(0.71)	14.14	8.15	85,172	1.65		1.75		0.80		17
Year ended 10/31/06	12.01	0.10	(c)	1.90	2.00	(0.09)	(0.16)	(0.25)	13.76	16.87	98,901	1.65		1.78		0.78		9

Class C
Year ended 10/31/10	10.07	0.16	(c)	1.41	1.57	(0.11)	—	(0.11)	11.53	15.66	52,755	1.76	(d)	1.77	(d)	1.48	(d)	13
Year ended 10/31/09	9.33	0.13	(c)	0.74	0.87	(0.13)	—	(0.13)	10.07	9.59	36,573	1.86		1.87		1.42		24
Year ended 10/31/08	14.12	0.15	(c)	(3.85)	(3.70)	(0.15)	(0.94)	(1.09)	9.33	(28.02)	30,998	1.69		1.76		1.25		18
Year ended 10/31/07	13.74	0.11		0.98	1.09	(0.12)	(0.59)	(0.71)	14.12	8.16	52,524	1.65		1.75		0.80		17
Year ended 10/31/06	11.99	0.10	(c)	1.90	2.00	(0.09)	(0.16)	(0.25)	13.74	16.90	56,354	1.65		1.78		0.78		9

Class R
Year ended 10/31/10	10.19	0.22	(c)	1.46	1.68	(0.17)	—	(0.17)	11.70	16.55	7,693	1.26	(d)	1.27	(d)	1.98	(d)	13
Year ended 10/31/09	9.44	0.18	(c)	0.74	0.92	(0.17)	—	(0.17)	10.19	10.14	3,341	1.36		1.37		1.92		24
Year ended 10/31/08	14.28	0.20	(c)	(3.89)	(3.69)	(0.21)	(0.94)	(1.15)	9.44	(27.73)	902	1.26		1.27		1.68		18
Year ended 10/31/07	13.88	0.17		1.00	1.17	(0.18)	(0.59)	(0.77)	14.28	8.67	740	1.25		1.25		1.20		17
Year ended 10/31/06	12.11	0.16	(c)	1.92	2.08	(0.15)	(0.16)	(0.31)	13.88	17.38	430	1.25		1.28		1.18		9

Class Y
Year ended 10/31/10	10.19	0.28	(c)	1.43	1.71	(0.22)	—	(0.22)	11.68	16.91	31,529	0.76	(d)	0.77	(d)	2.48	(d)	13
Year ended 10/31/09	9.43	0.22	(c)	0.76	0.98	(0.22)	—	(0.22)	10.19	10.79	5,893	0.86		0.88		2.42		24
Year ended 10/31/08(e)	10.84	0.01	(c)	(1.42)	(1.41)	0.00	—	0.00	9.43	(13.01)	2,213	0.82	(f)	0.82	(f)	2.12	(f)	18

Investor Class
Year ended 10/31/10	10.18	0.26	(c)	1.42	1.68	(0.20)	—	(0.20)	11.66	16.62	1,089,663	0.92	(d)	0.93	(d)	2.32	(d)	13
Year ended 10/31/09	9.42	0.20	(c)	0.76	0.96	(0.20)	—	(0.20)	10.18	10.63	986,096	1.01		1.03		2.27		24
Year ended 10/31/08	14.26	0.24	(c)	(3.89)	(3.65)	(0.25)	(0.94)	(1.19)	9.42	(27.50)	963,835	0.93		0.94		2.01		18
Year ended 10/31/07	13.88	0.22		0.98	1.20	(0.23)	(0.59)	(0.82)	14.26	8.91	1,472,311	0.91		0.91		1.54		17
Year ended 10/31/06	12.11	0.20	(c)	1.92	2.12	(0.19)	(0.16)	(0.35)	13.88	17.77	1,522,235	0.87		0.90		1.56		9

Institutional Class
Year ended 10/31/10	10.18	0.29	(c)	1.43	1.72	(0.23)	—	(0.23)	11.67	17.05	254,392	0.64	(d)	0.65	(d)	2.61	(d)	13
Year ended 10/31/09	9.43	0.23	(c)	0.75	0.98	(0.23)	—	(0.23)	10.18	10.88	58,842	0.69		0.69		2.60		24
Year ended 10/31/08	14.26	0.27	(c)	(3.88)	(3.61)	(0.28)	(0.94)	(1.22)	9.43	(27.25)	39,425	0.67		0.68		2.27		18
Year ended 10/31/07	13.88	0.25		0.98	1.23	(0.26)	(0.59)	(0.85)	14.26	9.17	53,464	0.66		0.66		1.79		17
Year ended 10/31/06	12.12	0.02	(c)	2.12	2.14	(0.22)	(0.16)	(0.38)	13.88	17.96	29,606	0.59		0.59		1.84		9

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $251,360, $31,213, $43,284, $4,624, $13,954, $1,058,229 and $92,627 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

NOTE 12—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Dividend Growth Securities Fund, Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund (the “Target Funds”) in exchange for shares of the Fund. The Agreement requires approval of the Target Funds’ shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

20        Invesco Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Diversified Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Diversified Dividend Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

21        Invesco Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
A	$1,000.00	$994.10	$5.23	$1,019.96	$5.30	1.04%

B	1,000.00	990.40	8.98	1,016.18	9.10	1.79

C	1,000.00	991.30	8.98	1,016.18	9.10	1.79

R	1,000.00	994.60	6.49	1,018.70	6.56	1.29

Y	1,000.00	995.30	3.97	1,021.22	4.02	0.79

Investor	1,000.00	994.50	4.68	1,020.52	4.74	0.93

Institutional	1,000.00	996.80	3.27	1,021.93	3.31	0.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco Diversified Dividend Fund

Approval of Investment Advisory and Sub-advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Diversified Dividend Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years

23        Invesco Diversified Dividend Fund

to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Large-Cap Core Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Advisers. The Board noted that the Fund’s rate was below the effective fee rates for the other mutual funds.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes six breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for the research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Diversified Dividend Fund

Trustees and Officers
The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.
			207	None

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
			N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.
			N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

DDI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders   ▪   October 31, 2010

Invesco Large Cap Basic Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philop Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Large Cap Basic Value Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Large Cap Basic Value Fund

Management’s Discussion of Fund Performance

Performance summary
On June 25, 2010, the portfolio management team was reorganized and includes Kevin Holt, Devin Armstrong, Matthew Seinsheimer, Jason Leder and Jay Warwick. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended October 31, 2010, Invesco Large Cap Basic Value Fund underperformed its benchmark, the Russell 1000 Value Index. The Fund’s underperformance was largely due to stock selection in the information technology (IT) and industrials sectors, and an underweight in utilities and consumer staples. Alternatively, a large underweight in energy and telecommunication services contributed to the Fund’s relative performance versus the benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.38%

Class B Shares	10.68

Class C Shares	10.68

Class R Shares	11.17

Class Y Shares	11.69

Investor Class Shares	11.49

Institutional Class Shares	12.21

S&P 500 Index▼ (Broad Market Index)	16.54

Russell 1000 Value Index▼ (Style-Specific Index)	15.71

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	13.06

▼	Lipper Inc.

How we invest
As noted above, the Fund’s management team changed during the reporting period. Our new team seeks to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value. Although we are benchmark agnostic, we feel that stock picking, as compared to making sector bets, provides a more consistent path to success. In addition, we try to take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst.
     The Fund’s investable universe includes all large-cap U.S. denominated equities. In order to distill the investment universe, we filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their potential to achieve fair value.

     We only initiate a purchase of a security if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	The security is statistically cheap on the basis of its primary valuation criteria, which depends upon the cyclical or growth nature of its business.

■	The company is undervalued and possesses potential financial strength and improved quality of management for future growth.
     Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark index, it does not play a major role in the construction of the Fund.
     We manage risk through careful portfolio construction, diversification across all major sectors and through the assistance of an independent quantitative risk control group. Risk management is continuous. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis. A collegial relationship exists between the risk management team and the portfolio management team. However, the portfolio managers have the final say on construction of the Fund.
     Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	The target price has been realized and/or the company is no longer undervalued.

■	A better value opportunity can be found elsewhere.

■	Deteriorating fundamentals beyond what we believe is a tolerable level and likely to continue.

Portfolio Composition
By sector

Financials	21.1%

Consumer Discretionary	16.9

Health Care	12.6

Information Technology	11.1

Consumer Staples	10.1

Energy	9.4

Industrials	6.6

Materials	4.9

Telecommunication Services	4.1

Utilities	1.6

Money Market Funds
Plus Other Assets Less Liabilities	1.6

Top 10 Equity Holdings*

1. Comcast Corp.	4.9%

2. Viacom Inc.	3.9

3. eBay Inc.	3.2

4. Chubb Corp.	3.2

5. International Paper Co.	2.9

6. JP Morgan Chase & Co.	2.8

7. Pfizer Inc.	2.7

8. Kraft Foods Inc.	2.5

9. Bristol-Myers Squibb Co.	2.2

10. Chevron Corp.	2.0

Total Net Assets	$84.3 million

Total Number of Holdings*	77
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Large Cap Basic Value Fund

Market conditions and your Fund
At the beginning of the 12-month period covered by this report, riskier assets outperformed securities considered safe havens, such as U.S. Treasuries. This trend continued through the middle of April 2010. However, renewed credit problems in Europe and the market correction that occurred in May and continued into August, created a more uncertain environment – prompting investors to favor potential safety over risk. Although recent market volatility created challenges, it also created some investment opportunities because companies with positive fundamentals became more attractively valued. Additionally, despite increased market volatility toward the end of this reporting period, there were a number of positives, including improved market liquidity, lean corporate infrastructures and merger and acquisition activity.
     The information technology sector was the largest detractor from relative performance. Among technology stocks, the Fund’s overweight exposure combined with unfavorable stock selection among hardware and e-commerce companies dampened Fund returns. More specifically, the unexpected departure of Hewlett Packard’s CEO temporarily weighed heavily on the company’s shares. Yahoo, a relatively new addition to the portfolio, was weak as investors questioned the rate and sustainability of the recovery in advertising, and the economic environment in general.
     Stock selection in industrials coupled with the Fund’s minimal exposure to the utilities sector detracted from performance as utilities posted double-digit returns during the period.
     The Fund’s underweight exposure to the energy sector was the largest contributor to relative returns and positively affected performance. Since the new portfolio management team became effective, we have taken advantage of weakness in select energy holdings to build exposure. Currently, the majority of the Fund’s energy holdings are in the integrated oil industry, an area that has become more attractively priced as economic concerns and higher production costs have had a negative impact on stock prices.
     At the end of the reporting period, we paired down exposure to select insurance and media names, using the proceeds to opportunistically increase the Fund’s energy and industrials exposure.
     We believe that market volatility, and the market correction that occurred during the second quarter of 2010, created opportunities to invest in companies with attractive valuations. Our contrarian investment philosophy and deep value approach of buying extremely undervalued companies may help investors capitalize on market volatility and periods of down markets, while creating value for new investment opportunities.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Large Cap Basic Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Large Cap Basic Value Fund. Mr. Holt joined Invesco in 2010. He earned a B.A. from the University of Iowa and an M.B.A. from the University of Chicago.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco Large Cap Basic Value Fund. Mr. Armstrong joined Invesco in 2010. He earned a B.S. in psychology and finance from the University of Illinois and an M.B.A. in finance from Columbia University.
Jason Leder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Large Cap Basic Value Fund. Mr. Leder joined Invesco in 2010. He earned a B.A. from the University of Texas and an M.B.A. from Columbia University.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Large Cap Basic Value Fund. Mr. Seinsheimer joined Invesco in 1998. He began his investment career in 1992. Mr. Seinsheimer earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
Jay Warwick
Portfolio Manager, is manager of Invesco Large Cap Basic Value Fund. Mr. Warwick joined Invesco in 2010. He earned a B.B.A. from Stephen F. Austin State University and an M.B.A. from the University of Houston.

5	Invesco Large Cap Basic Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 6/30/99

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Large Cap Basic Value Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable
sales charges

Class A Shares

Inception (6/30/99)	1.11%

10 Years	-0.91

5 Years	-4.16

1 Year	5.20

Class B Shares

Inception (8/1/00)	0.12%

10 Years	-0.90

5 Years	-4.12

1 Year	5.68

Class C Shares

Inception (8/1/00)	-0.03%

10 Years	-1.05

5 Years	-3.79

1 Year	9.68

Class R Shares

10 Years	-0.57%

5 Years	-3.33

1 Year	11.17

Class Y Shares

10 Years	-0.30%

5 Years	-2.96

1 Year	11.69

Investor Class Shares

10 Years	-0.33%

5 Years	-3.07

1 Year	11.49

Institutional Class Shares

10 Years	0.00%

5 Years	-2.54

1 Year	12.21
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares

Average Annual Total Returns
As of 9/30/10, the most recent calender quarter-end including maximum applicable sales charges

Class A Shares

Inception (6/30/99)	0.76%

10 Years	-0.90

5 Years	-5.20

1 Year	-2.82

Class B Shares

Inception (8/1/00)	-0.28%

10 Years	-0.90

5 Years	-5.17

1 Year	-2.83

Class C Shares

Inception (8/1/00)	-0.43%

10 Years	-1.05

5 Years	-4.84

1 Year	1.17

Class R Shares

10 Years	-0.56%

5 Years	-4.36

1 Year	2.71

Class Y Shares

10 Years	-0.30%

5 Years	-4.03

1 Year	3.08

Investor Class Shares

10 Years	-0.32%

5 Years	-4.11

1 Year	2.88

Institutional Class Shares

10 Years	0.00%

5 Years	-3.59

1 Year	3.60
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.66%, 2.41%, 2.41%, 1.91%, 1.41%, 1.66% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8
■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Large Cap Basic Value Fund

Invesco Large Cap Basic Value Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Many of the instruments that the Fund expects to hold may be subject to the risk that the other party to a contract will not fulfill its contractual obligations.

■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain shares of the ETFs in which each fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

■	Value stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks and may never realize their full value. Value stocks tend to be currently out-of-favor with many investors.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	LCBAX
Class B Shares	LCBBX
Class C Shares	LCBCX
Class R Shares	LCBRX
Class Y Shares	LCBYX
Investor Class Shares	LCINX
Institutional Class Shares	LCBIX

8	Invesco Large Cap Basic Value Fund

Schedule of Investments(a)

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.41%
Aerospace & Defense–1.22%
Honeywell International Inc.	21,923	$1,032,793

Aluminum–1.53%
Alcoa Inc.	98,303	1,290,718

Asset Management & Custody Banks–2.31%
Bank of New York Mellon Corp.	63,145	1,582,414

State Street Corp.	8,661	361,683

		1,944,097

Cable & Satellite–7.16%
Comcast Corp.–Class A	200,985	4,136,272

DIRECTV–Class A(b)	13,620	591,925

Time Warner Cable Inc.	22,591	1,307,341

		6,035,538

Communications Equipment–0.93%
Cisco Systems, Inc.(b)	34,452	786,539

Computer Hardware–2.38%
Dell Inc.(b)	68,458	984,426

Hewlett-Packard Co.	24,387	1,025,717

		2,010,143

Data Processing & Outsourced Services–0.31%
Western Union Co.	14,868	261,677

Department Stores–0.83%
J.C. Penney Co., Inc.	13,198	411,514

Macy’s, Inc.	12,325	291,363

		702,877

Diversified Banks–1.78%
U.S. Bancorp	23,941	578,893

Wells Fargo & Co.	35,399	923,206

		1,502,099

Diversified Chemicals–0.50%
E.I. du Pont de Nemours and Co.	8,992	425,142

Drug Retail–1.39%
CVS Caremark Corp.	38,830	1,169,560

Electric Utilities–1.22%
American Electric Power Co., Inc.	11,349	424,907

FirstEnergy Corp.	16,700	606,544

		1,031,451

Electrical Components & Equipment–0.86%
Emerson Electric Co.	13,222	725,888

General Merchandise Stores–0.41%
Target Corp.	6,722	349,141

Health Care Distributors–1.33%
Cardinal Health, Inc.	32,323	1,121,285

Home Improvement Retail–1.61%
Home Depot, Inc. (The)	20,798	642,242

Lowe’s Cos., Inc.	33,375	711,889

		1,354,131

Household Products–0.31%
Procter & Gamble Co. (The)	4,150	263,816

Hypermarkets & Super Centers–1.67%
Wal-Mart Stores, Inc.	26,053	1,411,291

Industrial Conglomerates–3.28%
General Electric Co.	66,385	1,063,488

Textron Inc.	24,774	515,794

Tyco International Ltd.	31,032	1,187,905

		2,767,187

Industrial Machinery–1.22%
Ingersoll-Rand PLC (Ireland)	26,061	1,024,458

Integrated Oil & Gas–6.51%
BP PLC–ADR (United Kingdom)	13,402	547,204

Chevron Corp.	20,874	1,724,401

ConocoPhillips	18,864	1,120,522

Royal Dutch Shell PLC–ADR (United Kingdom)	22,128	1,436,771

Total S.A.–ADR (France)	12,053	656,647

		5,485,545

Integrated Telecommunication Services–3.05%
AT&T Inc.	40,702	1,160,007

Verizon Communications Inc.	43,541	1,413,776

		2,573,783

Internet Software & Services–4.92%
eBay Inc.(b)	90,786	2,706,331

Yahoo! Inc.(b)	87,559	1,445,599

		4,151,930

Investment Banking & Brokerage–1.75%
Goldman Sachs Group, Inc. (The)	5,663	911,460

Morgan Stanley	22,711	564,822

		1,476,282

IT Consulting & Other Services–0.60%
Accenture PLC–Class A (Ireland)	11,298	505,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Large Cap Basic Value Fund

	Shares	Value

Life & Health Insurance–3.09%
Aflac, Inc.	8,246	$460,869

MetLife, Inc.	27,910	1,125,610

Torchmark Corp.	17,729	1,015,517

		2,601,996

Managed Health Care–2.45%
UnitedHealth Group Inc.	42,131	1,518,822

WellPoint Inc.(b)	10,126	550,247

		2,069,069

Movies & Entertainment–6.91%
News Corp.–Class B	75,061	1,206,981

Time Warner Inc.	41,901	1,362,201

Viacom Inc.–Class B	84,467	3,259,582

		5,828,764

Multi-Utilities–0.34%
Sempra Energy	5,286	282,695

Oil & Gas Drilling–0.16%
Noble Corp.(b)	3,872	133,700

Oil & Gas Equipment & Services–2.71%
Halliburton Co.	50,378	1,605,043

Weatherford International Ltd.(b)	40,318	677,746

		2,282,789

Other Diversified Financial Services–5.95%
Bank of America Corp.	129,741	1,484,237

Citigroup Inc.(b)	279,090	1,163,805

JPMorgan Chase & Co.	62,849	2,365,008

		5,013,050

Packaged Foods & Meats–4.14%
Kraft Foods Inc.–Class A	66,101	2,133,079

Unilever N.V.–New York Shares (Netherlands)	45,593	1,353,656

		3,486,735

Paper Products–2.91%
International Paper Co.	96,995	2,452,034

Personal Products–0.55%
Avon Products, Inc.	15,241	464,088

Pharmaceuticals–8.87%
Abbott Laboratories	12,980	666,134

Bristol-Myers Squibb Co.	68,774	1,850,020

GlaxoSmithKline PLC–ADR (United Kingdom)	12,750	497,760

Merck & Co., Inc.	45,181	1,639,167

Pfizer Inc.	130,667	2,273,606

Roche Holding AG–ADR (Switzerland)	15,112	555,080

		7,481,767

Property & Casualty Insurance–4.95%
Chubb Corp. (The)	46,280	2,685,165

Travelers Cos., Inc. (The)	26,973	1,488,910

		4,174,075

Regional Banks–1.27%
PNC Financial Services Group, Inc.	19,831	1,068,891

Semiconductor Equipment–0.35%
KLA-Tencor Corp.	8,286	295,976

Semiconductors–1.28%
Intel Corp.	53,732	1,078,401

Soft Drinks–1.53%
Coca-Cola Co. (The)	16,559	1,015,398

PepsiCo, Inc.	4,238	276,741

		1,292,139

Systems Software–0.35%
Microsoft Corp.	11,168	297,516

Tobacco–0.47%
Philip Morris International Inc.	6,750	394,875

Wireless Telecommunication Services–1.05%
Vodafone Group PLC–ADR (United Kingdom)	32,250	887,197

Total Common Stocks & Other Equity Interests (Cost $70,567,579)		82,988,262

Money Market Funds–1.40%
Liquid Assets Portfolio–Institutional Class(c)	587,858	587,858

Premier Portfolio–Institutional Class(c)	587,858	587,858

Total Money Market Funds (Cost $1,175,716)		1,175,716

TOTAL INVESTMENTS–99.81% (Cost $71,743,295)		84,163,978

OTHER ASSETS LESS LIABILITIES–0.19%		162,177

NET ASSETS–100.00%		$84,326,155

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Large Cap Basic Value Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $70,567,579)	$82,988,262

Investments in affiliated money market funds, at value and cost	1,175,716

Total investments, at value (Cost $71,743,295)	84,163,978

Receivables for:
Investments sold	531,062

Fund shares sold	27,954

Dividends	126,183

Investment for trustee deferred compensation and retirement plans	39,076

Other assets	23,188

Total assets	84,911,441

Liabilities:
Payables for:
Investments purchased	156,509

Fund shares reacquired	196,612

Accrued fees to affiliates	104,392

Accrued other operating expenses	54,000

Trustee deferred compensation and retirement plans	73,773

Total liabilities	585,286

Net assets applicable to shares outstanding	$84,326,155

Net assets consist of:
Shares of beneficial interest	$130,505,506

Undistributed net investment income	470,891

Undistributed net realized gain (loss)	(59,070,925)

Unrealized appreciation	12,420,683

$84,326,155

Net Assets:
Class A	$48,759,454

Class B	$7,798,528

Class C	$8,870,318

Class R	$1,707,086

Class Y	$1,628,570

Investor Class	$14,919,779

Institutional Class	$642,420

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	4,970,771

Class B	836,024

Class C	951,271

Class R	175,761

Class Y	165,494

Investor Class	1,517,935

Institutional Class	64,993

Class A:
Net asset value per share	$9.81

Maximum offering price per share (Net asset value of $9.81 divided by 94.50%)	$10.38

Class B:
Net asset value and offering price per share	$9.33

Class C:
Net asset value and offering price per share	$9.32

Class R:
Net asset value and offering price per share	$9.71

Class Y:
Net asset value and offering price per share	$9.84

Investor Class:
Net asset value and offering price per share	$9.83

Institutional Class:
Net asset value and offering price per share	$9.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Large Cap Basic Value Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $48,203)	$2,465,302

Dividends from affiliated money market funds	3,857

Total investment income	2,469,159

Expenses:
Advisory fees	908,512

Administrative services fees	50,000

Custodian fees	12,511

Distribution fees:
Class A	131,794

Class B	93,008

Class C	94,410

Class R	8,982

Investor Class	41,035

Transfer agent fees — A, B, C, R, Y and Investor	411,121

Transfer agent fees — Institutional	3,170

Trustees’ and officers’ fees and benefits	22,670

Other	154,972

Total expenses	1,932,185

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(8,039)

Net expenses	1,924,146

Net investment income	545,013

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $2,323,282)	(2,718,744)

Foreign currencies	6,448

(2,712,296)

Change in net unrealized appreciation of investment securities	16,797,370

Net realized and unrealized gain	14,085,074

Net increase in net assets resulting from operations	$14,630,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Large Cap Basic Value Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$545,013	$1,272,146

Net realized gain (loss)	(2,712,296)	(26,012,172)

Change in net unrealized appreciation	16,797,370	49,683,874

Net increase in net assets resulting from operations	14,630,087	24,943,848

Distributions to shareholders from net investment income:
Class A	(283,823)	(695,321)

Class R	(5,292)	(15,243)

Class Y	(14,512)	(15,353)

Investor Class	(82,362)	(223,076)

Institutional Class	(587,315)	(1,802,419)

Total distributions from net investment income	(973,304)	(2,751,412)

Share transactions–net:
Class A	(10,565,707)	(919,351)

Class B	(3,308,043)	(5,818,660)

Class C	(1,461,321)	(1,857,151)

Class R	(176,748)	63,676

Class Y	(97,164)	351,625

Investor Class	(2,704,320)	(1,669,069)

Institutional Class	(76,178,665)	(13,570,805)

Net increase (decrease) in net assets resulting from share transactions	(94,491,968)	(23,419,735)

Net increase (decrease) in net assets	(80,835,185)	(1,227,299)

Net assets:
Beginning of year	165,161,340	166,388,639

End of year (includes undistributed net investment income of $470,891 and $892,734, respectively)	$84,326,155	$165,161,340

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Large Cap Basic Value Fund, formerly AIM Large Cap Basic Value Fund (the “Fund”), is a series portfolio of AIM Equity Funds (Invesco Equity Funds), formerly AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        Invesco Large Cap Basic Value Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14        Invesco Large Cap Basic Value Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.60%

Next $1 billion	0.575%

Over $2 billion	0.55%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

15        Invesco Large Cap Basic Value Fund

  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $5,670.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $446.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $10,985 in front-end sales commissions from the sale of Class A shares and $0, $13,869 and $264 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco Large Cap Basic Value Fund

  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$83,608,898	$555,080	$—	$84,163,978

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2010, the Fund engaged in securities purchases of $32,491,163 and securities sales of $48,311,680, which resulted in net realized gains of $2,323,282.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,923.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $3,085 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Beneficial Owners

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$973,304	$2,751,412

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$538,713

Net unrealized appreciation — investments	9,713,775

Temporary book/tax differences	(67,823)

Capital loss carryforward	(56,364,016)

Shares of beneficial interest	130,505,506

Total net assets	$84,326,155

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

17        Invesco Large Cap Basic Value Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$25,750,989

October 31, 2017	23,986,959

October 31, 2018	6,626,068

Total capital loss carryforward	$56,364,016

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $153,354,794 and $245,099,894, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$10,012,682

Aggregate unrealized (depreciation) of investment securities	(298,907)

Net unrealized appreciation of investment securities	$9,713,775

Cost of investments for tax purposes is $74,450,203.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2010, undistributed net investment income was increased by $6,448 and undistributed net realized gain (loss) was decreased by $6,448. This reclassification had no effect on the net assets of the Fund.

18        Invesco Large Cap Basic Value Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended October 31
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	679,267	$6,452,643	1,735,280	$13,800,251

Class B	147,510	1,341,549	182,043	1,271,587

Class C	245,884	2,244,939	311,980	2,113,599

Class R	68,100	654,393	92,697	638,710

Class Y	133,208	1,287,784	81,154	627,723

Investor Class	155,468	1,485,424	253,471	1,855,222

Institutional Class	599,073	5,596,445	539,442	3,846,686

Issued as reinvestment of dividends:
Class A	28,513	270,289	101,978	652,661

Class R	562	5,291	2,401	15,243

Class Y	1,475	13,994	2,398	15,348

Investor Class	8,468	80,442	34,037	218,176

Institutional Class	61,823	587,315	281,628	1,802,419

Automatic conversion of Class B shares to Class A shares:
Class A	264,795	2,521,660	515,052	3,618,775

Class B	(277,477)	(2,521,660)	(538,802)	(3,618,775)

Reacquired:
Class A	(2,093,071)	(19,810,299)	(2,628,879)	(18,991,038)

Class B	(233,804)	(2,127,932)	(525,490)	(3,471,472)

Class C	(412,218)	(3,706,260)	(603,251)	(3,970,750)

Class R	(88,235)	(836,432)	(80,863)	(590,277)

Class Y	(152,310)	(1,398,942)	(36,565)	(291,446)

Investor Class	(448,919)	(4,270,186)	(545,481)	(3,742,467)

Institutional Class	(8,743,909)	(82,362,425)	(2,559,807)	(19,219,910)

Net increase (decrease) in share activity	(10,055,797)	$(94,491,968)	(3,385,577)	$(23,419,735)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

19        Invesco Large Cap Basic Value Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
	Net asset	Net	(losses) on			Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both		Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and		investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)		operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/10	$8.84	$0.02	$1.00		$1.02	$(0.05)	$—	$(0.05)	$9.81	11.51%	$48,759	1.45	%(d)	1.45	%(d)	0.18	%(d)	106%
Year ended 10/31/09	7.55	0.05	1.35	(e)	1.40	(0.11)	—	(0.11)	8.84	19.12 (e)	53,876	1.32		1.66		0.73		14
Year ended 10/31/08	16.61	0.09	(7.83)		(7.74)	(0.04)	(1.28)	(1.32)	7.55	(50.30)	48,068	1.23		1.31		0.70		54
Year ended 10/31/07	15.64	0.06	1.76		1.82	(0.06)	(0.79)	(0.85)	16.61	12.08	121,287	1.23		1.24		0.39		29
Year ended 10/31/06	13.52	0.06	2.06		2.12	—	—	—	15.64	15.68	126,700	1.22		1.28		0.40		26

Class B
Year ended 10/31/10	8.43	(0.05)	0.95		0.90	—	—	—	9.33	10.68	7,799	2.20	(d)	2.20	(d)	(0.57	)(d)	106
Year ended 10/31/09	7.13	(0.00)	1.30	(e)	1.30	—	—	—	8.43	18.23 (e)	10,119	2.07		2.41		(0.02)		14
Year ended 10/31/08	15.83	(0.01)	(7.41)		(7.42)	—	(1.28)	(1.28)	7.13	(50.65)	14,839	1.98		2.06		(0.05)		54
Year ended 10/31/07	15.00	(0.06)	1.68		1.62	—	(0.79)	(0.79)	15.83	11.17	48,108	1.98		1.99		(0.36)		29
Year ended 10/31/06	13.06	(0.05)	1.99		1.94	—	—	—	15.00	14.86	60,627	1.97		2.03		(0.35)		26

Class C
Year ended 10/31/10	8.43	(0.05)	0.94		0.89	—	—	—	9.32	10.56	8,870	2.20	(d)	2.20	(d)	(0.57	)(d)	106
Year ended 10/31/09	7.13	(0.00)	1.30	(e)	1.30	—	—	—	8.43	18.23 (e)	9,425	2.07		2.41		(0.02)		14
Year ended 10/31/08	15.83	(0.01)	(7.41)		(7.42)	—	(1.28)	(1.28)	7.13	(50.65)	10,042	1.98		2.06		(0.05)		54
Year ended 10/31/07	14.99	(0.06)	1.69		1.63	—	(0.79)	(0.79)	15.83	11.25	26,123	1.98		1.99		(0.36)		29
Year ended 10/31/06	13.06	(0.05)	1.98		1.93	—	—	—	14.99	14.78	27,153	1.97		2.03		(0.35)		26

Class R
Year ended 10/31/10	8.76	(0.01)	0.98		0.97	(0.02)	—	(0.02)	9.71	11.17	1,707	1.70	(d)	1.70	(d)	(0.07	)(d)	106
Year ended 10/31/09	7.47	0.04	1.33	(e)	1.37	(0.08)	—	(0.08)	8.76	18.82 (e)	1,712	1.57		1.91		0.48		14
Year ended 10/31/08	16.45	0.06	(7.76)		(7.70)	—	(1.28)	(1.28)	7.47	(50.43)	1,352	1.48		1.56		0.45		54
Year ended 10/31/07	15.50	0.02	1.75		1.77	(0.03)	(0.79)	(0.82)	16.45	11.82	2,314	1.48		1.49		0.14		29
Year ended 10/31/06	13.44	0.02	2.04		2.06	—	—	—	15.50	15.33	1,736	1.47		1.53		0.15		26

Class Y
Year ended 10/31/10	8.87	0.04	0.99		1.03	(0.06)	—	(0.06)	9.84	11.69	1,629	1.20	(d)	1.20	(d)	0.43	(d)	106
Year ended 10/31/09	7.55	0.07	1.36	(e)	1.43	(0.11)	—	(0.11)	8.87	19.57 (e)	1,624	1.07		1.41		0.98		14
Year ended 10/31/08(f)	9.09	0.01	(1.55)		(1.54)	—	—	—	7.55	(16.94)	1,028	0.98	(g)	1.26	(g)	0.95	(g)	54

Investor Class
Year ended 10/31/10	8.86	0.02	1.00		1.02	(0.05)	—	(0.05)	9.83	11.49	14,920	1.45	(d)	1.45	(d)	0.18	(d)	106
Year ended 10/31/09	7.56	0.05	1.36	(e)	1.41	(0.11)	—	(0.11)	8.86	19.23 (e)	15,980	1.32		1.66		0.73		14
Year ended 10/31/08	16.64	0.09	(7.85)		(7.76)	(0.04)	(1.28)	(1.32)	7.56	(50.33)	15,590	1.23		1.31		0.70		54
Year ended 10/31/07	15.67	0.06	1.76		1.82	(0.06)	(0.79)	(0.85)	16.64	12.06	35,232	1.23		1.24		0.39		29
Year ended 10/31/06	13.55	0.06	2.06		2.12	—	—	—	15.67	15.65	44,452	1.22		1.28		0.40		26

Institutional Class
Year ended 10/31/10	8.89	0.08	0.99		1.07	(0.08)	—	(0.08)	9.88	12.10	642	0.76	(d)	0.76	(d)	0.87	(d)	106
Year ended 10/31/09	7.63	0.09	1.35	(e)	1.44	(0.18)	—	(0.18)	8.89	19.85 (e)	72,426	0.82		0.82		1.23		14
Year ended 10/31/08	16.80	0.15	(7.91)		(7.76)	(0.13)	(1.28)	(1.41)	7.63	(50.07)	75,469	0.71		0.72		1.22		54
Year ended 10/31/07	15.82	0.15	1.77		1.92	(0.15)	(0.79)	(0.94)	16.80	12.62	145,886	0.72		0.72		0.90		29
Year ended 10/31/06	13.63	0.13	2.09		2.22	(0.03)	—	(0.03)	15.82	16.28	84,679	0.73		0.73		0.89		26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $52,717, $9,301, $9,441, $1,796, $2,193, $16,414 and $59,556 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains (losses) on securities (both realized and unrealized) per share would have been $1.30, $1.25, $1.25, $1.28, $1.31, $1.31 and $1.30 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively and total returns would have been lower.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

NOTE 13—Significant Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Comstock Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

20        Invesco Large Cap Basic Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Large Cap Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Large Cap Basic Value Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

21        Invesco Large Cap Basic Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
Class A	$1,000.00	$953.40	$7.19	$1,017.85	$7.43	1.46%

Class B	1,000.00	949.10	10.86	1,014.06	11.22	2.21

Class C	1,000.00	949.10	10.86	1,014.06	11.22	2.21

Class R	1,000.00	951.00	8.41	1,016.59	8.69	1.71

Class Y	1,000.00	954.40	5.96	1,019.11	6.16	1.21

Investor Class	1,000.00	952.50	7.19	1,017.85	7.43	1.46

Institutional	1,000.00	956.50	3.85	1,021.27	3.97	0.78

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184 /365 to reflect the most recent fiscal half year.

22        Invesco Large Cap Basic Value Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Large Cap Basic Value Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper

23        Invesco Large Cap Basic Value Fund

performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Large Cap Value Funds Index. The Board noted that the performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rates for the other mutual funds.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes two breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for the research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco Large Cap Basic Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Large Cap Basic Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.
			207	None

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
			N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.
			N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

LCBV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2010

Invesco Large Cap Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Large Cap Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Large Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
On June 25, 2010, Erik Voss and Ido Cohen joined the Fund’s management team. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended October 31, 2010, Invesco Large Cap Growth Fund had positive double-digit returns and, at net asset value (NAV), performed in-line with it’s benchmark, the Russell 1000 Growth Index. Outperformance in several sectors was offset by underperformance in other sectors.
     The Fund at NAV outperformed the broad market as represented by the S&P 500 Index.
     Your Fund’s long-term performance can be found later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	19.51%

Class B Shares	18.51

Class C Shares	18.51

Class R Shares	19.18

Class Y Shares	19.75

Investor Class Shares	19.56

Institutional Class Shares	20.36

S&P 500 Index▼ (Broad Market Index)	16.54

Russell 1000 Growth Index▼ (Style-Specific Index)	19.65

Lipper Large Cap Growth Funds Index▼ (Peer Group Index)	18.26

▼Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also use a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value.
      Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	There is a more attractive investment opportunity.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest, and the transition from government stimulus-induced growth to private economic recovery was uncertain.
      The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low – ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly annualized increases of 5.0%, 3.7%, 1.7% and 2.5% for the fourth quarter of 2009 and the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign.3 While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.6% nationwide as of October 2010.3
      While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks outperformed value

Portfolio Composition
By sector

Information Technology	32.6%

Consumer Discretionary	14.2

Industrials	12.1

Health Care	10.8

Energy	10.7

Materials	8.8

Consumer Staples	3.8

Financials	3.2

Telecommunication Services	2.2

Money Market Funds Plus Other Assets Less Liabilities	1.6

Top 10 Equity Holdings*

1.	Apple, Inc.	7.3%

2.	Monsanto Co.	3.2

3.	Visa Inc. -Class A	3.1

4.	Google Inc. -Class A	2.9

5.	Baidu, Inc.	2.7

6.	Peabody Energy Corp.	2.5

7.	Schlumberger Ltd.	2.5

8.	Goodrich Corp.	2.5

9.	Oracle Corp.	2.4

10.	EMC Corp.	2.4

Top Five Industries

1. Oil & Gas Equipment & Services	7.6%

2. Computer Hardware	7.4

3. Fertilizers & Agricultural Chemicals	6.4

4. Systems Software	5.6

5. Internet Software & Services	5.6

Total Net Assets	$1.3 billion

Total Number of Holdings*	69
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Large Cap Growth Fund

stocks. The sectors with the highest returns in the Russell 1000 Growth Index included more economically sensitive sectors such as consumer discretionary, industrials and materials, as well as the telecommunication services sector. Conversely, the utilities sector had the lowest returns but was still in positive territory.
      The Fund had positive returns and, at NAV, performed in-line with the Russell 1000 Growth Index. Outperformance was driven primarily by stock selection in several sectors, including information technology (IT), industrials and consumer staples.
     For the fiscal year, the Fund outperformed by the widest margin in the IT sector, largely due to stock selection. The leading contributor to Fund performance was Apple. The company continued to benefit from strong consumer demand for its innovative technology products, including the iPad tablet computer as well as a new version of the iPhone. Chinese Internet services provider Baidu and technology services provider Cognizant Tech Solutions were also among the Fund’s leading contributors to performance.
     The Fund also outperformed in the industrials sector, driven by stock selection. One of the leading contributors to performance was railroad operator Union Pacific, which continued to benefit from improving volume trends, stronger pricing and operation efficiency.
     Outperformance in the consumer staples sector was due to both stock selection and an underweight position. The underweight position was a driver of outperformance as investors generally favored more economically sensitive sectors over the more defensive consumer staples sector.
     Some of this outperformance was offset by underperformance in other sectors, including financials, energy and consumer discretionary. The Fund underperformed by the widest margin in the financials sector, driven by stock selection. One of the leading detractors from performance was investment banking holding Goldman Sachs Group, which had weak performance driven by declining revenues and earnings in several areas in this more challenging economic environment.
     Underperformance in the energy sector was due to both stock selection and an overweight position. The overweight position detracted from relative performance as the energy sector was one of the weakest-performing sectors in the Russell 1000 Growth Index during the reporting period. Offshore drilling services provider Noble was also one of the Fund’s leading detractors from performance. The company was negatively affected by falling revenues as a result of lower utilization and lower average day rates for its drilling fleet.
      Underperformance in the consumer discretionary sector was driven by stock selection. One holding that was among the leading detractors from performance was discount department store operator J.C. Penney.
     After taking over management responsibilities for the Fund, we made several changes to the portfolio. The most significant changes included the addition of holdings in the energy, materials, industrials, telecommunication services and financials sectors. Exposure in other areas was reduced by selling holdings in other sectors, including health care, consumer staples and consumer discretionary.
     As we’ve discussed, the stock market has experienced significant volatility during the last 12 months. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco Large Cap Growth Fund.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Erik Voss
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Large Cap Growth Fund. He joined Invesco in 2010. Mr. Voss earned a B.S. in mathematics and an M.S. in finance, both from the University of Wisconsin.
Ido Cohen
Portfolio manager, is manager of Invesco Large Cap Growth Fund. He joined Invesco in 2010. Mr. Cohen is a cum laude graduate of the Wharton School of the University of Pennsylvania.

5	Invesco Large Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 2/28/99, Fund data from 3/1/99

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Large Cap Growth Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares

Inception (3/1/99)	0.59%

10 Years	-4.98

5 Years	1.00

1 Year	12.92

Class B Shares

Inception (4/5/99)	-0.30%

10 Years	-4.97

5 Years	0.98

1 Year	13.51

Class C Shares

Inception (4/5/99)	-0.52%

10 Years	-5.13

5 Years	1.37

1 Year	17.51

Class R Shares

10 Years	-4.64%

5 Years	1.89

1 Year	19.18

Class Y Shares

10 Years	-4.42%

5 Years	2.22

1 Year	19.75

Investor Class Shares

10 Years	-4.37%

5 Years	2.19

1 Year	19.56

Institutional Class Shares

10 Years	-4.08%

5 Years	2.76

1 Year	20.36

Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (3/1/99)	0.09%

10 Years	-6.44

5 Years	-0.45

1 Year	3.28

Class B Shares

Inception (4/5/99)	-0.81%

10 Years	-6.43

5 Years	-0.48

1 Year	3.54

Class C Shares

Inception (4/5/99)	-1.02%

10 Years	-6.58

5 Years	-0.08

1 Year	7.54

Class R Shares

10 Years	-6.10%

5 Years	0.43

1 Year	9.10

Class Y Shares

10 Years	-5.88%

5 Years	0.75

1 Year	9.68

Investor Class Shares

10 Years	-5.83%

5 Years	0.73

1 Year	9.45

Institutional Class Shares

10 Years	-5.55%

5 Years	1.27

1 Year	10.14

     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.56%, 2.31%, 2.31%, 1.81%, 1.31%, 1.48% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Large Cap Growth Fund

Invesco Large Cap Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETFs shares to its net asset value; failure to develop an active trading market for the ETFs shares; the listing exchange halting trading of the ETFs shares; failure of the ETFs shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each Fund may invest are leveraged. The more a fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Although the Fund’s returns during certain periods was positively affected by its investments in initial public offerings (IPOs), there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	LCGAX
Class B Shares	LCGBX
Class C Shares	LCGCX
Class R Shares	LCRGX
Class Y Shares	LCGYX
Investor Class Shares	LCGIX
Institutional Class	LCIGX

8	Invesco Large Cap Growth Fund

Schedule of Investments(a)

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.37%
Aerospace & Defense–2.48%
Goodrich Corp.	389,809	$31,991,625

Agricultural Products–1.04%
Bunge Ltd.(b)	223,159	13,405,161

Air Freight & Logistics–2.02%
C.H. Robinson Worldwide, Inc.	210,178	14,813,346

Expeditors International of Washington, Inc.	228,704	11,288,829

		26,102,175

Airlines–1.23%
United Continental Holdings Inc.(b)(c)	546,979	15,884,270

Apparel Retail–4.18%
Limited Brands, Inc.	951,201	27,955,797

Ross Stores, Inc.	441,332	26,034,175

		53,989,972

Application Software–2.57%
Citrix Systems, Inc.(c)	218,623	14,007,176

Salesforce.com, Inc.(c)	165,244	19,179,871

		33,187,047

Asset Management & Custody Banks–1.11%
Ameriprise Financial, Inc.	276,330	14,283,498

Automobile Manufacturers–0.56%
Ford Motor Co.(c)	509,219	7,195,264

Biotechnology–3.09%
Dendreon Corp.(c)	239,275	8,733,537

Gilead Sciences, Inc.(c)	531,300	21,076,671

United Therapeutics Corp.(c)	168,101	10,086,060

		39,896,268

Cable & Satellite–2.81%
Comcast Corp.–Class A	1,210,383	24,909,682

DIRECTV–Class A(c)	262,227	11,396,386

		36,306,068

Casinos & Gaming–1.33%
Las Vegas Sands Corp.(c)	375,249	17,216,424

Coal & Consumable Fuels–2.52%
Peabody Energy Corp.	616,174	32,595,605

Communications Equipment–2.41%
Cisco Systems, Inc.(c)	821,484	18,754,480

QUALCOMM, Inc.	273,102	12,325,093

		31,079,573

Computer Hardware–7.36%
Apple Inc.(c)	315,709	94,987,367

Computer Storage & Peripherals–2.49%
EMC Corp.(c)	1,466,549	30,812,195

Western Digital Corp.(c)	39,753	1,272,891

		32,085,086

Construction, Farm Machinery & Heavy Trucks–2.18%
Cummins, Inc.	96,032	8,460,419

Deere & Co.	257,025	19,739,520

		28,199,939

Consumer Finance–0.61%
American Express Co.	190,267	7,888,470

Data Processing & Outsourced Services–3.09%
Visa Inc.–Class A	509,489	39,826,755

Electronic Manufacturing Services–0.26%
Tyco Electronics Ltd. (Switzerland)	104,516	3,311,067

Fertilizers & Agricultural Chemicals–6.39%
Monsanto Co.	702,397	41,736,429

Mosaic Co. (The)	224,705	16,439,418

Potash Corp. of Saskatchewan Inc. (Canada)	167,754	24,339,428

		82,515,275

General Merchandise Stores–0.83%
Dollar Tree, Inc.(c)	209,563	10,752,678

Gold–2.38%
Barrick Gold Corp. (Canada)	638,761	30,718,016

Health Care Equipment–3.00%
Baxter International Inc.	190,300	9,686,270

Covidien PLC (Ireland)	307,295	12,251,852

Hospira, Inc.(c)	282,732	16,816,899

		38,755,021

Health Care Services–1.21%
Medco Health Solutions, Inc.(c)	297,313	15,617,852

Home Improvement Retail–0.76%
Home Depot, Inc. (The)	315,833	9,752,923

Industrial Machinery–1.16%
Ingersoll-Rand PLC (Ireland)	381,517	14,997,433

Internet Retail–1.27%
Amazon.com, Inc.(c)	99,409	16,416,402

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Large Cap Growth Fund

	Shares	Value

Internet Software & Services–5.56%
Baidu, Inc.–ADR (China)(c)	314,567	$34,605,515

Google Inc.–Class A(c)	60,628	37,164,358

		71,769,873

IT Consulting & Other Services–1.27%
Cognizant Technology Solutions Corp.–Class A(c)	252,367	16,451,805

Life & Health Insurance–0.57%
Prudential Financial, Inc.	141,002	7,413,885

Managed Health Care–0.99%
UnitedHealth Group Inc.	355,488	12,815,342

Movies & Entertainment–0.76%
Walt Disney Co. (The)	273,314	9,869,369

Oil & Gas Equipment & Services–7.65%
Cameron International Corp.(c)	298,301	13,050,669

Halliburton Co.	789,379	25,149,615

National Oilwell Varco Inc.	348,195	18,718,963

Schlumberger Ltd.	462,378	32,315,598

Weatherford International Ltd.(c)	566,899	9,529,572

		98,764,417

Oil & Gas Exploration & Production–0.54%
EOG Resources, Inc.	73,413	7,027,092

Packaged Foods & Meats–1.82%
Mead Johnson Nutrition Co.	398,536	23,441,888

Pharmaceuticals–2.54%
Abbott Laboratories	470,416	24,141,749

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	167,898	8,713,906

		32,855,655

Property & Casualty Insurance–0.90%
Berkshire Hathaway Inc.–Class B(c)	145,900	11,607,804

Railroads–1.99%
Union Pacific Corp.	292,437	25,640,876

Restaurants–1.61%
McDonald’s Corp.	267,617	20,812,574

Semiconductors–2.01%
Broadcom Corp.–Class A	313,121	12,756,550

Xilinx, Inc.	492,679	13,208,724

		25,965,274

Soft Drinks–0.90%
PepsiCo, Inc.	178,316	11,644,035

Specialty Stores–0.09%
Tiffany & Co.	20,973	1,111,569

Systems Software–5.65%
Oracle Corp.	1,055,919	31,044,018

Red Hat, Inc.(c)	238,811	10,092,153

Rovi Corp.(c)	476,506	24,135,029

VMware, Inc.–Class A(c)	99,708	7,623,674

		72,894,874

Trading Companies & Distributors–1.01%
W.W. Grainger, Inc.	105,366	13,068,545

Wireless Telecommunication Services–2.17%
America Movil S.A.B. de C.V.–Series L–ADR (Mexico)	169,586	9,710,495

American Tower Corp.–Class A(c)	354,356	18,288,313

		27,998,808

Total Common Stocks & Other Equity Interests (Cost $1,051,108,527)		1,270,110,919

Money Market Funds–3.76%
Liquid Assets Portfolio–Institutional Class(d)	24,256,146	24,256,146

Premier Portfolio–Institutional Class(d)	24,256,146	24,256,146

Total Money Market Funds (Cost $48,512,292)		48,512,292

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–102.13% (Cost $1,099,620,819)		1,318,623,211

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.06%
Liquid Assets Portfolio–Institutional Class (Cost $13,692,990)(d)(e)	13,692,990	13,692,990

TOTAL INVESTMENTS–103.19% (Cost $1,113,313,809)		1,332,316,201

OTHER ASSETS LESS LIABILITIES–(3.19)%		(41,166,344)

NET ASSETS–100.00%		$1,291,149,857

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2010.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Large Cap Growth Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $1,051,108,527)*	$1,270,110,919

Investments in affiliated money market funds, at value and cost	62,205,282

Total investments, at value (Cost $1,113,313,809)	1,332,316,201

Receivables for:
Investments sold	37,056,086

Fund shares sold	446,199

Dividends	552,717

Investment for trustee deferred compensation and retirement plans	154,262

Other assets	23,268

Total assets	1,370,548,733

Liabilities:
Payables for:
Investments purchased	61,946,989

Fund shares reacquired	1,864,546

Collateral upon return of securities loaned	13,692,990

Accrued fees to affiliates	1,212,454

Accrued other operating expenses	259,101

Trustee deferred compensation and retirement plans	422,796

Total liabilities	79,398,876

Net assets applicable to shares outstanding	$1,291,149,857

Net assets consist of:
Shares of beneficial interest	$1,224,139,046

Undistributed net investment income (loss)	(397,759)

Undistributed net realized gain (loss)	(151,602,697)

Unrealized appreciation	219,011,267

$1,291,149,857

Net Assets:
Class A	$708,541,269

Class B	$99,449,161

Class C	$88,809,615

Class R	$12,632,513

Class Y	$10,262,174

Investor Class	$211,628,174

Institutional Class	$159,826,951

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	63,052,027

Class B	9,587,092

Class C	8,561,526

Class R	1,142,577

Class Y	912,039

Investor Class	18,685,219

Institutional Class	13,757,319

Class A:
Net asset value per share	$11.24

Maximum offering price per share
(Net asset value of $11.24 divided by 94.50%)	$11.89

Class B:
Net asset value and offering price per share	$10.37

Class C:
Net asset value and offering price per share	$10.37

Class R:
Net asset value and offering price per share	$11.06

Class Y:
Net asset value and offering price per share	$11.25

Investor Class:
Net asset value and offering price per share	$11.33

Institutional Class:
Net asset value and offering price per share	$11.62

*	At October 31, 2010, securities with an aggregate value of $13,437,314 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Large Cap Growth Fund

Statement of Operations

For the year ended October 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $85,599)	$13,378,811

Dividends from affiliated money market funds (includes securities lending income of $158,886)	230,710

Interest	91,587

Total investment income	13,701,108

Expenses:
Advisory fees	8,236,277

Administrative services fees	349,309

Custodian fees	49,400

Distribution fees:
Class A	1,734,341

Class B	1,103,770

Class C	884,396

Class R	57,156

Investor Class	366,043

Transfer agent fees — A, B, C, R, Y and Investor	4,938,761

Transfer agent fees — Institutional	40,883

Trustees’ and officers’ fees and benefits	52,087

Other	459,428

Total expenses	18,271,851

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(94,476)

Net expenses	18,177,375

Net investment income (loss)	(4,476,267)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $10,004,374)	104,369,722

Foreign currencies	727,995

105,097,717

Change in net unrealized appreciation (depreciation) of:
Investment securities	123,663,249

Foreign currencies	(2,859)

123,660,390

Net realized and unrealized gain	228,758,107

Net increase in net assets resulting from operations	$224,281,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Large Cap Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(4,476,267)	$1,707,741

Net realized gain (loss)	105,097,717	(87,752,248)

Change in net unrealized appreciation	123,660,390	190,362,638

Net increase in net assets resulting from operations	224,281,840	104,318,131

Distributions to shareholders from net investment income:
Class A	(1,137,947)	—

Class Y	(36,806)	—

Investor Class	(479,813)	—

Institutional Class	(927,810)	—

Total distributions from net investment income	(2,582,376)	—

Share transactions–net:
Class A	(86,917,885)	(18,991,474)

Class B	(40,682,919)	(70,134,250)

Class C	(14,134,782)	(17,150,541)

Class R	64,259	2,166,244

Class Y	(684,063)	3,147,973

Investor Class	(24,326,460)	(22,007,684)

Institutional Class	(5,650,751)	(9,042,491)

Net increase (decrease) in net assets resulting from share transactions	(172,332,601)	(132,012,223)

Net increase (decrease) in net assets	49,366,863	(27,694,092)

Net assets:
Beginning of year	1,241,782,994	1,269,477,086

End of year (includes undistributed net investment income (loss) of $(397,759) and $2,150,549, respectively)	$1,291,149,857	$1,241,782,994

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Large Cap Growth Fund, formerly AIM Large Cap Growth Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds), formerly AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued.

13        Invesco Large Cap Growth Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14        Invesco Large Cap Growth Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Large Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $64,601.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $5,470.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $59,383 in front-end sales commissions from the sale of Class A shares and $30, $172,902 and $2,583 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16        Invesco Large Cap Growth Fund

  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,332,316,201	$—	$—	$1,332,316,201

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2010, the Fund engaged in securities purchases of $131,562,612 and securities sales of $60,886,830, which resulted in net realized gains of $10,004,374.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $24,405.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $5,874 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17        Invesco Large Cap Growth Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$2,582,376	$

Long-term capital gain	—		—

Total distributions	$2,582,376		$—

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$206,894,658

Net unrealized appreciation — other investments	8,877

Temporary book/tax differences	(397,759)

Capital loss carryforward	(139,494,965)

Shares of beneficial interest	1,224,139,046

Total net assets	$1,291,149,857

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $110,431,350 of capital loss carryforward in the fiscal year ending October 31, 2011.
  The Fund utilized $103,967,217 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2011	$34,072,498

October 31, 2015	478,176

October 31, 2016	16,117,525

October 31, 2017	88,826,766

Total capital loss carryforward	$139,494,965

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $1,697,546,871 and $1,878,621,389, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$211,434,382

Aggregate unrealized (depreciation) of investment securities	(4,539,724)

Net unrealized appreciation of investment securities	$206,894,658

Cost of investments for tax purposes is $1,125,421,543.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2010, undistributed net investment income (loss) was increased by $4,510,335, undistributed net realized gain (loss) was increased by $311,184,269 and shares of beneficial interest decreased by $315,694,604. This reclassification had no effect on the net assets of the Fund.

18        Invesco Large Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended October 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	3,545,524	$36,501,906	8,610,580	$72,659,352

Class B	880,239	8,403,004	1,712,553	13,451,018

Class C	562,623	5,375,984	1,078,714	8,354,258

Class R	265,182	2,698,794	523,699	4,406,636

Class Y	290,166	3,075,625	280,073	2,208,364

Investor Class	1,043,615	10,869,147	1,358,467	11,225,103

Institutional Class	4,142,316	44,161,271	3,872,256	35,135,181

Issued in connection with acquisitions:(b)
Class A	—	—	1,121,917	10,994,781

Class Y	—	—	2,188,308	21,489,252

Issued as reinvestment of dividends:
Class A	107,476	1,073,755	—	—

Class Y	3,403	33,967	—	—

Investor Class	44,323	445,887	—	—

Institutional Class	83,771	860,328	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	2,758,555	28,530,116	6,293,266	51,439,929

Class B	(2,976,823)	(28,530,116)	(6,744,747)	(51,439,929)

Reacquired:
Class A	(14,883,942)	(153,023,662)	(18,612,727)	(154,085,536)

Class B	(2,160,510)	(20,555,807)	(4,206,680)	(32,145,339)

Class C	(2,040,201)	(19,510,766)	(3,329,163)	(25,504,799)

Class R	(257,112)	(2,634,535)	(274,817)	(2,240,392)

Class Y	(373,043)	(3,793,655)	(2,109,339)	(20,549,643)

Investor Class	(3,442,959)	(35,641,494)	(4,000,419)	(33,232,787)

Institutional Class	(4,833,684)	(50,672,350)	(5,043,164)	(44,177,672)

Net increase (decrease) in share activity	(17,241,081)	$(172,332,601)	(17,281,223)	$(132,012,223)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 7% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	As of the open of business on September 21, 2009, the Fund acquired all the net assets of Atlantic Whitehall Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 17, 2009 and by the shareholders of Atlantic Whitehall Growth Fund on September 14, 2009. The acquisition was accomplished by a tax-free exchange of 3,310,225 shares of the Fund for 4,347,512 shares outstanding of Atlantic Whitehall Growth Fund as of the close of business on September 18, 2009. Each class of Atlantic Whitehall Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Atlantic Whitehall Growth Fund to the net asset value of the Fund on the close of business, September 18, 2009. Atlantic Whitehall Growth Fund’s net assets at that date of $32,484,033 including $2,319,699 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,271,001,545. The net assets of the Fund immediately following the acquisition were $1,303,485,578.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

19        Invesco Large Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset	Net		on securities		Dividends				net assets		assets without		investment
	value,	investment		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 10/31/10	$9.42	$(0.03	)(c)	$1.87	$1.84	$(0.02)	$11.24	19.51%	$708,541	$1.41	(d)	1.42	%(d)	(0.32	)%(d)	141%
Year ended 10/31/09	8.55	0.02	(c)	0.85	0.87	—	9.42	10.18	673,657	1.38		1.55		0.20		59
Year ended 10/31/08	13.67	(0.01	)(c)	(5.11)	(5.12)	—	8.55	(37.45)	633,595	1.33		1.36		(0.09)		41
Year ended 10/31/07	11.19	(0.04	)(c)	2.52	2.48	—	13.67	22.16	1,064,817	1.33		1.34		(0.30)		55
Year ended 10/31/06	10.12	(0.01)		1.08	1.07	—	11.19	10.57	981,750	1.32		1.42		(0.17)		70

Class B
Year ended 10/31/10	8.75	(0.10	)(c)	1.72	1.62	—	10.37	18.51	99,449	2.16	(d)	2.17	(d)	(1.07	)(d)	141
Year ended 10/31/09	8.00	(0.04	)(c)	0.79	0.75	—	8.75	9.38	121,068	2.13		2.30		(0.55)		59
Year ended 10/31/08	12.88	(0.09	)(c)	(4.79)	(4.88)	—	8.00	(37.89)	184,573	2.08		2.11		(0.84)		41
Year ended 10/31/07	10.63	(0.12	)(c)	2.37	2.25	—	12.88	21.17	497,990	2.08		2.09		(1.05)		55
Year ended 10/31/06	9.69	(0.07)		1.01	0.94	—	10.63	9.70	637,594	2.07		2.17		(0.92)		70

Class C
Year ended 10/31/10	8.75	(0.10	)(c)	1.72	1.62	—	10.37	18.51	88,810	2.16	(d)	2.17	(d)	(1.07	)(d)	141
Year ended 10/31/09	8.00	(0.04	)(c)	0.79	0.75	—	8.75	9.38	87,795	2.13		2.30		(0.55)		59
Year ended 10/31/08	12.88	(0.09	)(c)	(4.79)	(4.88)	—	8.00	(37.89)	98,284	2.08		2.11		(0.84)		41
Year ended 10/31/07	10.63	(0.12	)(c)	2.37	2.25	—	12.88	21.17	182,975	2.08		2.09		(1.05)		55
Year ended 10/31/06	9.69	(0.07)		1.01	0.94	—	10.63	9.70	179,730	2.07		2.17		(0.92)		70

Class R
Year ended 10/31/10	9.28	(0.06	)(c)	1.84	1.78	—	11.06	19.18	12,633	1.66	(d)	1.67	(d)	(0.57	)(d)	141
Year ended 10/31/09	8.44	(0.00	)(c)	0.84	0.84	—	9.28	9.95	10,523	1.63		1.80		(0.05)		59
Year ended 10/31/08	13.53	(0.04	)(c)	(5.05)	(5.09)	—	8.44	(37.62)	7,474	1.58		1.61		(0.34)		41
Year ended 10/31/07	11.10	(0.07	)(c)	2.50	2.43	—	13.53	21.89	11,465	1.58		1.59		(0.55)		55
Year ended 10/31/06	10.07	(0.03)		1.06	1.03	—	11.10	10.23	11,231	1.57		1.67		(0.42)		70

Class Y
Year ended 10/31/10	9.43	(0.01	)(c)	1.87	1.86	(0.04)	11.25	19.75	10,262	1.16	(d)	1.17	(d)	(0.07	)(d)	141
Year ended 10/31/09	8.55	0.04	(c)	0.84	0.88	—	9.43	10.29	9,347	1.13		1.30		0.45		59
Year ended 10/31/08(e)	9.46	0.00	(c)	(0.91)	(0.91)	—	8.55	(9.62)	5,406	1.08	(f)	1.27	(f)	0.16	(f)	41

Investor Class
Year ended 10/31/10	9.49	(0.03	)(c)	1.89	1.86	(0.02)	11.33	19.66	211,628	1.33	(d)	1.34	(d)	(0.24	)(d)	141
Year ended 10/31/09	8.61	0.02	(c)	0.86	0.88	—	9.49	10.22	199,719	1.30		1.47		0.28		59
Year ended 10/31/08	13.76	(0.00	)(c)	(5.15)	(5.15)	—	8.61	(37.43)	203,882	1.27		1.30		(0.03)		41
Year ended 10/31/07	11.25	(0.03	)(c)	2.54	2.51	—	13.76	22.31	360,073	1.24		1.25		(0.21)		55
Year ended 10/31/06	10.18	(0.01)		1.08	1.07	—	11.25	10.51	347,621	1.27		1.37		(0.12)		70

Institutional Class
Year ended 10/31/10	9.72	0.04	(c)	1.93	1.97	(0.07)	11.62	20.36	159,827	0.75	(d)	0.76	(d)	0.34	(d)	141
Year ended 10/31/09	8.77	0.07	(c)	0.88	0.95	—	9.72	10.83	139,674	0.76		0.76		0.82		59
Year ended 10/31/08	13.94	0.06	(c)	(5.23)	(5.17)	—	8.77	(37.09)	136,263	0.73		0.74		0.51		41
Year ended 10/31/07	11.35	0.04	(c)	2.55	2.59	—	13.94	22.82	248,852	0.72		0.72		0.30		55
Year ended 10/31/06	10.21	0.05		1.09	1.14	—	11.35	11.17	135,466	0.74		0.76		0.41		70

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending October 31, 2009, the portfolio turnover calculation excludes the value of securities purchased of $29,869,910 and sold of $12,860,254 in the effort to realign the Fund’s portfolio holdings after the reorganization of Atlantic Whitehall Growth Fund.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $693,737, $110,377, $88,440, $11,431, $10,184, $207,278 and $136,421 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

NOTE 13—Significant Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen American Franchise Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

20        Invesco Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Large Cap Growth Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

21        Invesco Large Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
A	$1,000.00	$1,042.70	$7.26	$1,018.10	$7.17	1.41%

B	1,000.00	1,038.00	11.10	1,014.32	10.97	2.16

C	1,000.00	1,038.00	11.10	1,014.32	10.97	2.16

Investor	1,000.00	1,042.40	6.85	1,018.50	6.77	1.33

R	1,000.00	1,041.40	8.54	1,016.84	8.44	1.66

Y	1,000.00	1,043.60	5.98	1,019.36	5.90	1.16

Institutional	1,000.00	1,045.90	3.97	1,021.32	3.92	0.77

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco Large Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Large Cap Growth Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and

23        Invesco Large Cap Growth Fund

against the Lipper Large-Cap Growth Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers advised the Board noted that the portfolio management team has a conservative, quality bias that underperformed during the low-quality rally in 2009. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rate for the other mutual fund. The Board noted that Invesco Advisers sub-advises two other mutual funds and the effective sub-advisory fee rate is below the advisory effective fee rate of the Fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco Large Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Large Cap Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.
			207	None

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
			N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.
			N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

LCG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2010

Invesco Summit Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco Summit Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Summit Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2010, Class A shares of Invesco Summit Fund, at net asset value (NAV), had positive returns but underperformed the Fund’s style-specific index, the Russell 1000 Growth Index. Much of the Fund’s underperformance was due to stock selection across sectors.
     The Fund’s Class A shares at NAV outperformed versus the broad market, as represented by the S&P 500 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/09 to 10/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.89%

Class B Shares	16.01

Class C Shares	15.92

Class P Shares	16.97

Class S Shares	16.99

Class Y Shares	17.14

Institutional Class Shares	17.42

S&P 500 Index▼ (Broad Market Index)	16.54

Russell 1000 Growth Index▼ (Style-Specific Index)	19.65

Lipper Multi-Cap Growth Funds Index▼ (Peer Group Index)	22.30

▼	Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify companies that generate sustainable revenue, earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations.
     We begin with a quantitative model that ranks companies based on a set of growth, quality and valuation factors. This proprietary model provides an objective approach to identifying new investment opportunities.
     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis. Importantly, we search for compelling growth companies in all areas of the market, including many sectors that are not traditionally identified as growth sectors.
     Our fundamental analysis focuses on identifying industries and companies with strong fundamental drivers of high-quality growth in revenues, earnings and cash flow. Our valuation analysis focuses on identifying attractively valued stocks based on their growth potential over a two- to three-year time horizon. Our timeliness analysis employs moving average analysis and other selected factors to identify the timeliness of a stock transaction.
     We carefully construct the portfolio with a goal to minimize unnecessary risk. We seek to accomplish this goal by diversifying portfolio holdings across countries, sectors, industries and market capitalizations. Additionally, we avoid building concentrated position sizes and expect to hold numerous stocks in the portfolio. Our target holding period is two to three years for each stock.
     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Deteriorating fundamental business prospects

■	Declining quantitative rank

■	Negative changes to the investment thesis

■	Finding a more attractive opportunity

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest, and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low — ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly annualized increases of 5.0%, 3.7%, 1.7% and 2.5% for the fourth quarter of 2009 and the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign.3 While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.6% nationwide as of October 2010.3
     While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks

Portfolio Composition
By sector

Information Technology	28.3%

Consumer Discretionary	15.0

Health Care	13.8

Industrials	12.6

Consumer Staples	8.4

Energy	6.8

Financials	6.8

Materials	1.2

Money Market Funds Plus
Other Assets Less Liabilities	7.1

Top 10 Equity Holdings*

1.	Apple Inc.	4.4%

2.	Check Point Software Technologies Ltd.	3.9

3.	Visa Inc. -Class A	2.5

4.	Amazon.com, Inc.	2.3

5.	Wal-Mart Stores. Inc.	2.2

6.	Occidental Petroleum Corp.	2.0

7.	PepsiCo, Inc.	2.0

8.	EMC Corp.	1.9

9.	Microsoft Corp.	1.7

10.	Google Inc. -Class A	1.7

Top Five Industries

1.	Systems Software	5.7%

2.	Computer Hardware	4.4

3.	Data Processing & Outsourced Services	4.1

4.	Hypermarkets & Super Centers	3.8

5.	Soft Drinks	3.0

Total Net Assets	$1.7 billion

Total Number of Holdings*	93
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Summit Fund

finished the period with positive, double-digit returns. In terms of investment style, growth stocks outperformed value stocks. The sectors generally with the highest returns in the Russell 1000 Growth Index included more economically sensitive sectors such as consumer discretionary, industrials and materials, as well as telecommunication services. The utilities sector had the lowest returns but was still in positive territory.
     The Fund had positive returns but underperformed the Russell 1000 Growth Index. Underperformance was driven primarily by stock selection in several sectors, including health care, financials, consumer staples and telecommunication services. The Fund’s cash position also detracted from performance.
     For the fiscal year, the Fund underperformed by the widest margin in the health care sector, largely due to stock selection. Two of the leading detractors from overall Fund performance were health care holdings: pharmaceutical product maker Gilead Sciences and health benefits manager Wellpoint. An overweight position was also a detractor from relative performance, as the health care sector was one of the weakest-performing sectors in the Russell 1000 Growth Index.
     Another area of weakness for the Fund during the fiscal year was the financials sector. Within this sector, underperformance was driven primarily by stock selection. One holding that detracted from performance was financial services firm JP Morgan Chase.
     The Fund also underperformed in the consumer staples sector due to stock selection. One of the leading detractors from performance was drugstore operator Walgreen which we no longer held at the end of the reporting period.
     Some of this underperformance was offset by outperformance in other sectors, including information technology (IT), consumer discretionary and industrials. The Fund outperformed by the widest margin in the IT sector due to stock selection. The leading contributor to Fund performance was Apple. The company continued to benefit from strong consumer demand for its innovative technology products, including the iPad tablet computer as well as a new version of the iPhone. Network security software provider Checkpoint Software was also one of the leading contributors to Fund performance.
     Outperformance in the consumer discretionary sector was driven primarily by stock selection. Three of the Fund’s top five contributors to performance were consumer discretionary holdings: online travel services seller Priceline.com, cruise line operator Royal Caribbean Cruises and online retailer Amazon.com. An overweight position in the consumer discretionary sector also contributed to outperformance.
     The Fund also outperformed in the industrials sector due to both stock selection and an overweight position. Examples of holdings that contributed to performance included electrical product and tool maker Cooper Industries and railroad operator Union Pacific.
     During the fiscal year, the most significant changes to Fund positioning included a reduction in exposure in the consumer staples, IT and materials sectors. Proceeds from the sale of holdings in these sectors were used to add exposure in other sectors, including industrials and energy.
     As we’ve discussed, the stock market has experienced significant volatility during the last 12 months. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco Summit Fund.
1   U.S. Federal Reserve
2   Bureau of Economic Analysis
3   Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Robert Lloyd
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Summit Fund. He joined Invesco in 2000. Mr. Lloyd earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.
Ryan Amerman
Chartered Financial Analyst, portfolio manager, is manager of Invesco Summit Fund. He joined Invesco in 1996. Mr. Amerman earned a B.B.A. from Stephen F. Austin State University and an M.B.A. with an emphasis in finance from the University of St. Thomas.
Assisted by the Large/Multi-Cap Growth Team

5	Invesco Summit Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class without Sales Charges since Inception
Index data from 10/31/82, Fund data from 11/1/82
Results of a $10,000 Investment — Oldest Share Class with Sales Charges since Inception
Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Class P shares. The data shown in this chart includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. The performance data shown in the second chart is that of the Fund’s Class A, B and C shares. The data shown in this chart includes reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Invesco’s policy is to plot funds with more than five years of history on a logarithmic chart, and to plot funds with less than five years of history on a linear chart. The first chart is a logarithmic chart, which presents the fluctuation in the value of the Fund’s Class P shares and the Fund’s indexes. We believe a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a doubling, or 100% change, in the value of the investment. The second chart above is a linear chart.

6	Invesco Summit Fund

Average Annual Total Returns
As of 10/31/10, including maximum applicable sales charges

Class A Shares

Inception (10/31/05)		0.50%

5	Years	0.50

1	Year	10.41

Class B Shares

Inception (10/31/05)		0.53%

5	Years	0.53

1	Year	11.01

Class C Shares

Inception (10/31/05)		0.87%

5	Years	0.87

1	Year	14.92

Class P Shares

Inception (11/1/82)		8.54%

10	Years	–3.89

5	Years	1.81

1	Year	16.97

Class Y Shares

Inception		1.73%

5	Years	1.73

1	Year	17.14

Class S Shares

Inception		1.68%

5	Years	1.68

1	Year	16.99

Institutional Class Shares

Inception		1.83%

5	Years	1.83

1	Year	17.42
Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on October 3, 2008. Performance shown prior to that date is that of Class

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (10/31/05)		–0.49%

1	Year	3.20

Class B Shares

Inception (10/31/05)		–0.46%

1	Year	3.49

Class C Shares

Inception (10/31/05)		–0.10%

1	Year	7.50

Class P Shares

Inception (11/1/82)		8.38%

10	Years	–5.19

5	Years	0.31

1	Year	9.37

Class Y Shares

Inception		0.74%

1	Year	9.50

Class S Shares

Inception		0.70%

1	Year	9.46

Institutional Class Shares

Inception		0.83%

1	Year	9.78
A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class P, Class S, Class Y and
Institutional Class shares was 1.15%, 1.90%, 1.90%, 1.00%, 1.05%, 0.90% and 0.70%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class P, Class S, Class Y and Institutional Class shares do not have a front-end sales charge or contingent deferred sales charge (CDSC); therefore, returns shown are at net asset value. The performance numbers shown do not reflect the creation and sales charges and other fees assessed by the AIM Summit Investors Plans, which were dissolved effective December 8, 2006.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Summit Fund

Invesco Summit Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class P shares are closed to most investors. For more information on who may continue to invest in Class P shares, please see the Fund’s prospectus.

■	Class S shares are closed to most investors. See the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Multi-Cap Growth Funds Index is an unmanaged index considered representative of multi-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ASMMX
Class B Shares	BSMMX
Class C Shares	CSMMX
Class P Shares	SMMIX
Class S Shares	SMMSX
Class Y Shares	ASMYX
Institutional Class Shares	SMITX

8	Invesco Summit Fund

Schedule of Investments(a)

October 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–92.86%
Aerospace & Defense–2.87%
Goodrich Corp.	133,597	$10,964,306

Raytheon Co.	511,162	23,554,345

United Technologies Corp.	188,062	14,061,395

		48,580,046

Air Freight & Logistics–0.54%
Expeditors International of Washington, Inc.	184,980	9,130,613

Airlines–1.55%
United Continental Holdings Inc.(b)(c)	905,620	26,299,205

Apparel, Accessories & Luxury Goods–1.36%
Coach, Inc.	461,352	23,067,600

Application Software–1.83%
Adobe Systems Inc.(c)	828,187	23,313,464

TIBCO Software Inc.(c)	400,000	7,688,000

		31,001,464

Auto Parts & Equipment–1.04%
Autoliv, Inc. (Sweden)	135,612	9,669,136

Johnson Controls, Inc.	227,312	7,983,197

		17,652,333

Automobile Manufacturers–0.50%
Honda Motor Co., Ltd. (Japan)	236,600	8,541,275

Biotechnology–2.81%
Acorda Therapeutics Inc.(b)(c)	270,000	7,300,800

Amgen Inc.(c)	226,832	12,972,522

Gilead Sciences, Inc.(c)	692,035	27,453,029

		47,726,351

Broadcasting–1.28%
Scripps Networks Interactive Inc.–Class A	427,605	21,760,818

Cable & Satellite–1.58%
Comcast Corp.–Class A	1,299,091	26,735,293

Communications Equipment–2.28%
Cisco Systems, Inc.(c)	1,064,665	24,306,302

Finisar Corp.(b)(c)	353,144	6,006,979

QUALCOMM, Inc.	184,429	8,323,281

		38,636,562

Computer Hardware–4.43%
Apple Inc.(c)	249,372	75,028,554

Computer Storage & Peripherals–1.85%
EMC Corp.(c)	1,495,525	31,420,980

Construction & Engineering–0.46%
Fluor Corp.	162,054	7,809,382

Construction, Farm Machinery & Heavy Trucks–0.37%
Komatsu Ltd. (Japan)	255,900	6,231,208

Consumer Finance–0.42%
American Express Co.	172,103	7,135,390

Data Processing & Outsourced Services–4.09%
MasterCard, Inc.–Class A	111,691	26,812,542

Visa Inc.–Class A	544,330	42,550,276

		69,362,818

Department Stores–0.96%
Kohl’s Corp.(c)	319,103	16,338,074

Diversified Banks–0.65%
Banco Bradesco S.A.–ADR (Brazil)	533,233	11,091,246

Electrical Components & Equipment–1.54%
Cooper Industries PLC (Ireland)	496,692	26,036,595

Electronic Components–1.19%
Amphenol Corp.–Class A	140,928	7,064,720

Corning Inc.	718,671	13,137,306

		20,202,026

Fertilizers & Agricultural Chemicals–0.60%
Monsanto Co.	170,213	10,114,056

General Merchandise Stores–1.02%
Dollar Tree, Inc.(c)	336,400	17,260,684

Health Care Distributors–1.21%
McKesson Corp.	187,482	12,370,062

Owens & Minor, Inc.	283,593	8,076,729

		20,446,791

Health Care Equipment–0.89%
Hospira, Inc.(c)	108,600	6,459,528

Thoratec Corp.(c)	262,069	8,553,932

		15,013,460

Health Care Services–2.24%
Express Scripts, Inc.(c)	252,179	12,235,725

Medco Health Solutions, Inc.(c)	489,895	25,734,184

		37,969,909

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Summit Fund

	Shares	Value

Health Care Supplies–0.39%
DENTSPLY International Inc.	208,830	$6,555,174

Home Improvement Retail–1.10%
Home Depot, Inc. (The)	602,378	18,601,433

Homefurnishing Retail–1.08%
Bed Bath & Beyond Inc.(c)	419,039	18,395,812

Hotels, Resorts & Cruise Lines–1.37%
Royal Caribbean Cruises Ltd.(b)(c)	588,365	23,263,952

Household Products–1.58%
Colgate-Palmolive Co.	124,232	9,580,772

Procter & Gamble Co. (The)	269,844	17,153,983

		26,734,755

Hypermarkets & Super Centers–3.84%
Costco Wholesale Corp.	442,441	27,772,022

Wal-Mart Stores, Inc.	689,054	37,326,055

		65,098,077

Industrial Gases–0.57%
Praxair, Inc.	105,435	9,630,433

Industrial Machinery–2.99%
Illinois Tool Works Inc.	261,552	11,952,926

Ingersoll-Rand PLC (Ireland)	698,689	27,465,465

Kennametal Inc.	329,804	11,259,509

		50,677,900

Integrated Oil & Gas–2.74%
Exxon Mobil Corp.	188,519	12,530,858

Occidental Petroleum Corp.	430,478	33,848,485

		46,379,343

Internet Retail–2.68%
Amazon.com, Inc.(c)	230,947	38,138,588

Priceline.com Inc.(c)	19,515	7,353,447

		45,492,035

Internet Software & Services–2.27%
Google Inc.–Class A(c)	46,304	28,383,889

VeriSign, Inc.(c)	289,663	10,065,789

		38,449,678

Investment Banking & Brokerage–1.33%
Goldman Sachs Group, Inc. (The)	140,022	22,536,541

IT Consulting & Other Services–2.36%
Cognizant Technology Solutions Corp.–Class A(c)	92,434	6,025,772

International Business Machines Corp.	131,995	18,954,482

Teradata Corp.(c)	383,427	15,091,687

		40,071,941

Life Sciences Tools & Services–1.02%
Life Technologies Corp.(c)	160,842	8,071,052

Thermo Fisher Scientific, Inc.(c)	180,750	9,294,165

		17,365,217

Managed Health Care–2.29%
UnitedHealth Group Inc.	458,015	16,511,441

WellPoint Inc.(c)	409,324	22,242,666

		38,754,107

Oil & Gas Equipment & Services–2.97%
Baker Hughes Inc.	159,781	7,402,654

Cameron International Corp.(c)	357,304	15,632,050

Schlumberger Ltd.	390,132	27,266,325

		50,301,029

Oil & Gas Exploration & Production–1.08%
Apache Corp.	93,812	9,476,888

EQT Corp.	118,207	4,425,670

Southwestern Energy Co.(c)	129,049	4,368,309

		18,270,867

Other Diversified Financial Services–1.09%
JPMorgan Chase & Co.	490,710	18,465,417

Pharmaceuticals–2.98%
Abbott Laboratories	390,596	20,045,387

Johnson & Johnson	136,861	8,713,940

Pfizer Inc.	953,162	16,585,019

Shire PLC (United Kingdom)	223,931	5,250,169

		50,594,515

Property & Casualty Insurance–1.12%
Chubb Corp. (The)	328,117	19,037,348

Railroads–1.06%
Union Pacific Corp.	206,013	18,063,220

Regional Banks–0.34%
Cullen/Frost Bankers, Inc.	108,944	5,713,023

Restaurants–0.62%
McDonald’s Corp.	134,343	10,447,855

Semiconductor Equipment–0.41%
Lam Research Corp.(c)	152,392	6,978,030

Semiconductors–1.53%
Altera Corp.	302,438	9,439,090

Cree, Inc.(b)(c)	155,553	7,978,313

Intel Corp.	428,709	8,604,190

		26,021,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Summit Fund

	Shares	Value

Soft Drinks–3.01%
Coca-Cola Co. (The)	286,800	$17,586,576

PepsiCo, Inc.	510,924	33,363,337

		50,949,913

Specialized Consumer Services–0.35%
Coinstar, Inc.(b)(c)	102,700	5,913,466

Specialized Finance–1.85%
CME Group Inc.	19,501	5,648,465

IntercontinentalExchange Inc.(c)	223,205	25,639,558

		31,288,023

Systems Software–5.68%
Check Point Software Technologies Ltd. (Israel)(c)	1,559,951	66,687,905

Microsoft Corp.	1,110,271	29,577,620

		96,265,525

Technology Distributors–0.38%
Avnet, Inc.(c)	219,179	6,527,151

Trading Companies & Distributors–1.22%
W.W. Grainger, Inc.	166,475	20,647,894

Total Common Stocks & Other Equity Interests (Cost $1,258,369,472)		1,574,084,000

Money Market Funds–7.14%
Liquid Assets Portfolio–Institutional Class(d)	60,485,419	60,485,419

Premier Portfolio–Institutional Class(d)	60,485,419	60,485,419

Total Money Market Funds (Cost $120,970,838)		120,970,838

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.00% (Cost $1,379,340,310)		1,695,054,838

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.44%
Liquid Assets Portfolio–Institutional Class (Cost $41,378,553)(d)(e)	41,378,553	41,378,553

TOTAL INVESTMENTS–102.44% (Cost $1,420,718,863)		1,736,433,391

OTHER ASSETS LESS LIABILITIES–(2.44)%		(41,399,016)

NET ASSETS–100.00%		$1,695,034,375

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2010.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Summit Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value (Cost $1,258,369,472)*	$1,574,084,000

Investments in affiliated money market funds, at value and cost	162,349,391

Total investments, at value (Cost $1,420,718,863)	1,736,433,391

Foreign currencies, at value (Cost $30)	32

Receivables for:
Investments sold	2,795,477

Fund shares sold	246,419

Dividends	866,287

Investment for trustee deferred compensation and retirement plans	84,856

Other assets	50,143

Total assets	1,740,476,605

Liabilities:
Payables for:
Investments purchased	1,700,494

Fund shares reacquired	1,257,189

Collateral upon return of securities loaned	41,378,553

Accrued fees to affiliates	609,452

Accrued other operating expenses	185,059

Trustee deferred compensation and retirement plans	311,483

Total liabilities	45,442,230

Net assets applicable to shares outstanding	$1,695,034,375

Net assets consist of:
Shares of beneficial interest	$1,760,439,727

Undistributed net investment income	2,186,171

Undistributed net realized gain (loss)	(383,309,866)

Unrealized appreciation	315,718,343

$1,695,034,375

Net Assets:
Class A	$21,981,371

Class B	$1,477,446

Class C	$2,435,261

Class P	$1,663,461,621

Class S	$4,245,601

Class Y	$1,422,013

Institutional Class	$11,062

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	1,982,118

Class B	135,967

Class C	224,421

Class P	149,161,643

Class S	382,088

Class Y	127,980

Institutional Class	993

Class A:
Net asset value per share	$11.09

Maximum offering price per share (Net asset value of $11.09 divided by 94.50%)	$11.74

Class B:
Net asset value and offering price per share	$10.87

Class C:
Net asset value and offering price per share	$10.85

Class P:
Net asset value and offering price per share	$11.15

Class S:
Net asset value and offering price per share	$11.11

Class Y:
Net asset value and offering price per share	$11.11

Institutional Class:
Net asset value and offering price per share	$11.14

*	At October 31, 2010, securities with an aggregate value of $40,428,434 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Summit Fund

Statement of Operations

For the year ended October 31, 2010

Dividends (net of foreign withholding taxes of $47,953)	$17,902,104

Dividends from affiliated money market funds (includes securities lending income of $52,644)	169,353

Total investment income	18,071,457

Expenses:
Advisory fees	10,595,347

Administrative services fees	425,963

Custodian fees	75,868

Distribution fees:
Class A	59,564

Class B	17,152

Class C	28,335

Class P	1,623,272

Class S	4,987

Transfer agent fees — A, B, C, P, S and Y	2,577,369

Transfer agent fees — Institutional	4

Trustees’ and officers’ fees and benefits	62,262

Other	321,948

Total expenses	15,792,071

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(141,656)

Net expenses	15,650,415

Net investment income	2,421,042

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(1,391,255))	98,465,413

Foreign currencies	122,011

98,587,424

Change in net unrealized appreciation of:
Investment securities	159,677,718

Foreign currencies	77,698

159,755,416

Net realized and unrealized gain	258,342,840

Net increase in net assets resulting from operations	$260,763,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Summit Fund

Statement of Changes in Net Assets

For the years ended October 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$2,421,042	$12,820,693

Net realized gain (loss)	98,587,424	(482,092,230)

Change in net unrealized appreciation	159,755,416	548,300,193

Net increase in net assets resulting from operations	260,763,882	79,028,656

Distributions to shareholders from net investment income:
Class A	(169,408)	(140,189)

Class P	(11,744,584)	(10,115,843)

Class S	(12,656)	—

Class Y	(20,529)	(1,485)

Institutional Class	(117,708)	(71,660)

Total distributions from net investment income	(12,064,885)	(10,329,177)

Distributions to shareholders from net realized gains:
Class A	—	(1,599,398)

Class B	—	(202,968)

Class C	—	(265,043)

Class P	—	(93,921,780)

Class Y	—	(13,662)

Institutional Class	—	(654,161)

Total distributions from net realized gains	—	(96,657,012)

Share transactions–net:
Class A	(6,314,941)	(197,795)

Class B	(755,275)	(1,150,474)

Class C	(1,127,062)	(1,102,362)

Class P	(152,187,927)	45,749,746

Class S	3,565,301	319,740

Class Y	(1,026,239)	1,817,206

Institutional Class	(12,441,890)	725,822

Net increase (decrease) in net assets resulting from share transactions	(170,288,033)	46,161,883

Net increase in net assets	78,410,964	18,204,350

Net assets:
Beginning of year	1,616,623,411	1,598,419,061

End of year (includes undistributed net investment income of $2,186,171 and $11,708,002, respectively)	$1,695,034,375	$1,616,623,411

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Summit Fund, formerly AIM Summit Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds), formerly AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

14        Invesco Summit Fund

  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class. Class P shares are not sold to members of the general public. Only shareholders who had accounts in the AIM Summit Investors Plans I and AIM Summit Investors Plans II at the close of business on December 8, 2006, may continue to purchase Class P shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class P, Class S, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

15        Invesco Summit Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

16        Invesco Summit Fund

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $10 million	1.00%

Next $140 million	0.75%

Over $150 million	0.625%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.85%, 1.90%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2010, the Adviser waived advisory fees of $126,353.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $3,489 .
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Fund has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class shares. The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C shares, Class P shares and Class S shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.10% of Class P shares and 0.15% of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

17        Invesco Summit Fund

  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2010, IDI advised the Fund that IDI retained $6,887 in front-end sales commissions from the sale of Class A shares and $1, $1,575 and $279 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,716,410,739	$20,022,652	$—	$1,736,433,391

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2010, the Fund engaged in securities purchases of $4,364,375 and securities sales of $4,850,824, which resulted in net realized losses of $1,391,255.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $11,814.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2010, the Fund paid legal fees of $6,874 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Summit Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2010 and 2009:

	2010	2009

Ordinary income	$12,064,885	$10,360,302

Long-term capital gain	—	96,625,887

Total distributions	$12,064,885	$106,986,189

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,493,393

Net unrealized appreciation — investments	315,198,362

Net unrealized appreciation — other investments	3,815

Temporary book/tax differences	(307,222)

Capital loss carryforward	(382,793,700)

Shares of beneficial interest	1,760,439,727

Total net assets	$1,695,034,375

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $97,572,629 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$382,793,700

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2010 was $824,592,819 and $1,051,569,146, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$334,706,467

Aggregate unrealized (depreciation) of investment securities	(19,508,105)

Net unrealized appreciation of investment securities	$315,198,362

Cost of investments for tax purposes is $1,421,235,029.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2010, undistributed net investment income was increased by $122,012 and undistributed net realized gain (loss) was decreased by $122,012. This reclassification had no effect on the net assets of the Fund.

19        Invesco Summit Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2010		October 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	446,552	$4,589,624	1,575,219	$13,766,868

Class B	27,714	279,942	94,671	795,023

Class C	25,925	262,729	161,860	1,346,998

Class P	8,626,855	88,625,316	10,751,940	94,150,818

Class S(a)	394,737	4,040,000	32,643	319,740

Class Y	34,863	353,477	354,338	3,075,848

Issued as reinvestment of dividends:
Class A	16,035	162,592	186,554	1,539,902

Class B	—	—	23,799	193,957

Class C	—	—	30,798	250,698

Class P	1,136,972	11,574,373	12,354,229	102,417,620

Class S(a)	1,247	12,656	—	—

Class Y	1,998	20,260	1,826	15,065

Institutional Class	11,608	117,708	87,978	725,822

Automatic conversion of Class B shares to Class A shares:
Class A	33,603	348,633	69,811	607,252

Class B	(34,189)	(348,633)	(70,975)	(607,252)

Reacquired:
Class A	(1,115,490)	(11,415,790)	(1,833,697)	(16,111,817)

Class B	(68,424)	(686,584)	(174,434)	(1,532,202)

Class C	(137,599)	(1,389,791)	(314,274)	(2,700,058)

Class P	(24,447,256)	(252,387,616)	(17,066,838)	(150,818,692)

Class S(a)	(46,539)	(487,355)	—	—

Class Y	(139,078)	(1,399,976)	(148,754)	(1,273,707)

Institutional Class	(1,195,995)	(12,559,598)	—	—

Net increase (decrease) in share activity	(16,426,461)	$(170,288,033)	6,116,694	$46,161,883

(a)	Class S shares commenced on September 25, 2009.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

20        Invesco Summit Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/10	$9.55	$0.00	$1.61	$1.61	$(0.07)	$—	$(0.07)	$11.09	16.89%	$21,981	1.09	%(d)	1.10	%(d)	0.00	%(d)	53%
Year ended 10/31/09	9.81	0.06	0.33	0.39	(0.05)	(0.60)	(0.65)	9.55	4.99	24,855	1.12		1.13		0.70		89
Year ended 10/31/08	15.42	0.05	(5.40)	(5.35)	(0.06)	(0.20)	(0.26)	9.81	(35.26)	25,529	1.06		1.07		0.34		79
Year ended 10/31/07	12.74	0.05	2.70	2.75	(0.07)	—	(0.07)	15.42	21.65	11,591	1.08		1.08		0.37		41
Year ended 10/31/06	11.38	0.04	1.35	1.39	(0.03)	—	(0.03)	12.74	12.23	4,584	1.19		1.19		0.32		76

Class B
Year ended 10/31/10	9.37	(0.08)	1.58	1.50	—	—	—	10.87	16.01	1,477	1.84	(d)	1.85	(d)	(0.75	)(d)	53
Year ended 10/31/09	9.64	(0.00)	0.33	0.33	—	(0.60)	(0.60)	9.37	4.31	1,975	1.87		1.88		(0.05)		89
Year ended 10/31/08	15.20	(0.05)	(5.30)	(5.35)	(0.01)	(0.20)	(0.21)	9.64	(35.70)	3,256	1.81		1.82		(0.41)		79
Year ended 10/31/07	12.64	(0.05)	2.66	2.61	(0.05)	—	(0.05)	15.20	20.74	2,727	1.83		1.83		(0.38)		41
Year ended 10/31/06	11.38	(0.05)	1.34	1.29	(0.03)	—	(0.03)	12.64	11.34	681	1.94		1.94		(0.43)		76

Class C
Year ended 10/31/10	9.36	(0.08)	1.57	1.49	—	—	—	10.85	15.92	2,435	1.84	(d)	1.85	(d)	(0.75	)(d)	53
Year ended 10/31/09	9.63	(0.00)	0.33	0.33	—	(0.60)	(0.60)	9.36	4.31	3,145	1.87		1.88		(0.05)		89
Year ended 10/31/08	15.20	(0.05)	(5.31)	(5.36)	(0.01)	(0.20)	(0.21)	9.63	(35.77)	4,408	1.81		1.82		(0.41)		79
Year ended 10/31/07	12.64	(0.05)	2.66	2.61	(0.05)	—	(0.05)	15.20	20.74	995	1.83		1.83		(0.38)		41
Year ended 10/31/06	11.38	(0.05)	1.34	1.29	(0.03)	—	(0.03)	12.64	11.34	63	1.94		1.94		(0.43)		76

Class P
Year ended 10/31/10	9.60	0.02	1.60	1.62	(0.07)	—	(0.07)	11.15	16.97	1,663,462	0.94	(d)	0.95	(d)	0.15	(d)	53
Year ended 10/31/09	9.85	0.08	0.33	0.41	(0.06)	(0.60)	(0.66)	9.60	5.22	1,572,776	0.97		0.98		0.85		89
Year ended 10/31/08	15.47	0.07	(5.42)	(5.35)	(0.07)	(0.20)	(0.27)	9.85	(35.17)	1,554,240	0.91		0.92		0.49		79
Year ended 10/31/07	12.77	0.07	2.71	2.78	(0.08)	—	(0.08)	15.47	21.85	2,594,668	0.92		0.94		0.52		41
Year ended 10/31/06	11.38	0.07	1.35	1.42	(0.03)	—	(0.03)	12.77	12.49	2,373,809	0.91		1.05		0.60		76

Class S
Year ended 10/31/10	9.56	0.01	1.61	1.62	(0.07)	—	(0.07)	11.11	16.99	4,246	0.99	(d)	1.00	(d)	0.10	(d)	53
Year ended 10/31/09(e)	9.65	0.01	(0.10)	(0.09)	—	—	—	9.56	(0.93)	312	0.95	(f)	0.96	(f)	0.87	(f)	89

Class Y
Year ended 10/31/10	9.56	0.03	1.60	1.63	(0.08)	—	(0.08)	11.11	17.14	1,422	0.84	(d)	0.85	(d)	0.25	(d)	53
Year ended 10/31/09	9.81	0.09	0.32	0.41	(0.06)	(0.60)	(0.66)	9.56	5.26	2,201	0.87		0.88		0.95		89
Year ended 10/31/08(e)	10.98	0.00	(1.17)	(1.17)	—	—	—	9.81	(10.66)	224	0.85	(f)	0.86	(f)	0.55	(f)	79

Institutional Class
Year ended 10/31/10	9.58	0.04	1.62	1.66	(0.10)	—	(0.10)	11.14	17.42	11	0.68	(d)	0.69	(d)	0.41	(d)	53
Year ended 10/31/09	9.81	0.10	0.33	0.43	(0.06)	(0.60)	(0.66)	9.58	5.48	11,358	0.67		0.68		1.15		89
Year ended 10/31/08(e)	10.98	0.00	(1.17)	(1.17)	—	—	—	9.81	(10.66)	10,762	0.80	(f)	0.81	(f)	0.60	(f)	79

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $23,825, $1,715, $2,834, $1,623,272, $3,324, $2,029 and $4,257 for Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of September 25, 2009 for Class S shares and October 3, 2008 for Class Y and Institutional Class shares.
(f)	Annualized

21        Invesco Summit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Summit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Summit Fund (formerly known as AIM Summit Fund; one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 22, 2010
Houston, Texas

22        Invesco Summit Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/10)	(10/31/10)[1]	Period[2]	(10/31/10)	Period[2]	Ratio
A	$1,000.00	$1,031.60	$5.68	$1,019.61	$5.65	1.11%

B	1,000.00	1,028.40	9.51	1,015.83	9.45	1.86

C	1,000.00	1,027.50	9.51	1,015.83	9.45	1.86

P	1,000.00	1,032.40	4.92	1,020.37	4.89	0.96

S	1,000.00	1,031.60	5.17	1,020.11	5.14	1.01

Y	1,000.00	1,032.50	4.41	1,020.87	4.38	0.86

Institutional	1,000.00	1,034.40	3.90	1,021.37	3.87	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2010 through October 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Summit Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Summit Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve

24        Invesco Summit Fund

the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index. The Board noted that the performance of Class P shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class P shares of the Fund was below the performance of the Lipper Large-Cap Growth Funds Index for the one and three year periods and above the performance of the Index for the five year period. The Board also noted that the Fund’s performance was below the performance of the Lipper Multi-Cap Growth Funds Index for the one, three and five year periods. Invesco Advisers advised the Board that the portfolio management team has a conservative, quality bias that underperformed during the low-quality rally in 2009. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class P shares of the Fund was at the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was above the effective fee rates for the other mutual funds. The Board also noted that Invesco Advisers serves as a sub-adviser to three mutual funds and that the effective fee sub-advisory rate is below the effective fee advisory rate for the Fund.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes two breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Summit Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Summit Fund

Trustees and Officers
The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.
			207	None

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
			N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Trustees and Officers — (continued)

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
			N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.
			N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SUM-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2010	Fees Billed for	year end 2009
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2010	Requirement(1)	fiscal year end 2009	Requirement(1)

Audit Fees	$240,900	N/A	$296,528	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$44,200	0%	$53,482	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$285,100	0%	$350,010	0%
PWC billed the Registrant aggregate non-audit fees of $44,200 for the fiscal year ended 2010, and $53,482 for the fiscal year ended 2009, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax Fees for the fiscal year end October 31, 2010 includes fees billed for reviewing tax returns. Tax fees for fiscal year end October 31, 2009 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2010 That Were	Provided for fiscal year	2009 That Were	Provided for fiscal year
	Required	end 2010 Pursuant to	Required	end 2009 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant's	Approval	by the Registrant's	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2010, and $0 for the fiscal year ended 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of December 14, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 14, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12.	EXHIBITS.
12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Equity Funds (Invesco Equity Funds)
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: January 7, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: January 7, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: January 7, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.